                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-5447
                                   ---------------------------------------------

                AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

 4500 Main Street, Kansas City, Missouri                                 64111
--------------------------------------------------------------------------------
     (Address of principal executive offices)                        (Zip code)

 David C. Tucker, Esq., 4500 Main Street, 9th Floor, Kansas City, Missouri 64111
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:       816-531-5575
                                                   -----------------------------

Date of fiscal year end:   12-31
                         -------------------------------------------------------

Date of reporting period:  12-31-2005
                         -------------------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

[front cover]

American Century Investments
ANNUAL REPORT

[photo of man and woman]

DECEMBER 31, 2005

Disciplined Growth Fund
Equity Growth Fund
Income & Growth Fund
Small Company Fund

                               [american century investments logo and text logo]

Our Message to You . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

DISCIPLINED GROWTH

EQUITY GROWTH

INCOME & GROWTH

SMALL COMPANY

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in each of the Portfolio Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American
Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

JAMES E. STOWERS III WITH JAMES E. STOWERS, JR.

We are pleased to provide you with the annual report for the Disciplined Growth,
Equity Growth, Income & Growth and Small Company funds for the year ended
December 31, 2005.

The report includes comparative performance figures, portfolio and market commentary, summary tables, a full list of portfolio holdings, and financial statements and highlights. We hope you find this information helpful in monitoring your investment.

Through our Web site, americancentury.com, we provide quarterly commentaries on all American Century portfolios, the views of our senior investment officers, and other communications about investments, portfolio strategy, and the markets.

Your next shareholder report for these funds will be the semiannual report dated
June 30, 2006, available in approximately six months.

As always, we deeply appreciate your investment with American Century
Investments.

Sincerely,

      /s/James E. Stowers, Jr.
      James E. Stowers, Jr.
      FOUNDER
      AMERICAN CENTURY COMPANIES, INC.

      /s/James E. Stowers III
      James E. Stowers III
      CHAIRMAN OF THE BOARD
      AMERICAN CENTURY COMPANIES, INC.

------
1

Disciplined Growth - Performance

TOTAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                         SINCE        INCEPTION
                                                      INCEPTION(1)      DATE
--------------------------------------------------------------------------------
INVESTOR CLASS                                            4.87%        9/30/05
--------------------------------------------------------------------------------
RUSSELL 1000 GROWTH INDEX(2)                              2.98%          --
--------------------------------------------------------------------------------
Institutional Class                                       4.91%        9/30/05
--------------------------------------------------------------------------------
Advisor Class                                             4.72%        9/30/05
--------------------------------------------------------------------------------
R Class                                                   4.66%        9/30/05
--------------------------------------------------------------------------------

(1) Total returns for periods less than one year are not annualized.

(2) Data provided by Lipper Inc. - A Reuters Company. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
2

Disciplined Growth - Portfolio Commentary

PORTFOLIO MANAGER: BILL MARTIN

PERFORMANCE SUMMARY

From its inception on September 30, 2005, through December 31, 2005 (the reporting period), Disciplined Growth posted a total return of 4.87%,*
outperforming the 2.98% return of its benchmark, the Russell 1000 Growth Index, and the 2.09% return of the S&P 500 Index.

STOCK MARKET REVIEW

U.S. stocks advanced during the reporting period, wrapping up their third straight year of gains. Stocks declined early in the period following the highest monthly inflation increase in 25 years. However, the market rebounded throughout the rest of the period as energy prices fell--easing inflation concerns--and economic and profit growth exceeded expectations.

The major stock indexes each gained about 2% for the reporting period.
Reflecting a trend that persisted throughout 2005, mid-cap stocks were the best performers, followed by large-cap issues, while smaller-company stocks lagged.
Growth and value stocks were mixed--based on the performance of the Standard &
Poor's indexes, value outperformed growth in the large- and small-cap segments of the market, while growth won out among mid-cap stocks.

The best-performing sectors of the market during the reporting period were the most economically sensitive sectors of the market--financials, industrials, and materials. Energy and utilities stocks, which had been the market leaders since mid-2004, lagged the rest of the market.

PORTFOLIO STRATEGY

Disciplined Growth is designed to maximize potential return during a sustained growth market. The portfolio is managed to outperform its benchmark, the Russell
1000 Growth Index, through superior stock selection while maintaining the same risk profile as the index. We incorporate growth potential and earnings sustainability into our stock selection process and use portfolio optimization techniques to control risk.

HEALTH CARE OUTPERFORMED

Disciplined Growth's outperformance of the Russell 1000 Growth Index was the result of favorable stock selection, which contributed positively to relative results in seven of the ten market sectors.

Stock selection was most successful in the health care sector, especially among pharmaceutical stocks and health care services providers. The top individual

TOP TEN HOLDINGS
AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                                  % OF
                                                               NET ASSETS
                                                                  AS OF
                                                                12/31/05
--------------------------------------------------------------------------------
Boeing Co.                                                        4.1%
--------------------------------------------------------------------------------
Federated Investors Inc. Cl B                                     3.7%
--------------------------------------------------------------------------------
Hospira Inc.                                                      3.5%
--------------------------------------------------------------------------------
Lowe's Companies, Inc.                                            3.4%
--------------------------------------------------------------------------------
Texas Instruments Inc.                                            3.3%
--------------------------------------------------------------------------------
Praxair, Inc.                                                     3.2%
--------------------------------------------------------------------------------
General Electric Co.                                              2.8%
--------------------------------------------------------------------------------
Lockheed Martin Corp.                                             2.7%
--------------------------------------------------------------------------------
American Express Co.                                              2.6%
--------------------------------------------------------------------------------
McKesson Corp.                                                    2.4%
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary are for Investor Class shares.
 Total returns for periods less than one year are not annualized.

                                                                    (continued)

------
3

Disciplined Growth - Portfolio Commentary

performance contributor in the health care sector was pharmacy benefits manager
Express Scripts, which reported better-than-expected earnings and raised guidance for 2006 thanks to increased use of generic drugs and lower home delivery costs.

Another strong performer was Allergan, which makes eye care products, dermatology treatments, and other pharmaceuticals. Allergan reported outsized profits paced by a strong increase in sales of eye care supplies.

POSITIVE RESULTS FROM TECHNOLOGY, CONSUMER DISCRETIONARY

The portfolio's information technology and consumer discretionary holdings also contributed favorably to relative results. Stock selection in the technology sector worked best among computer hardware makers and Internet services providers. Apple Computer was the best performance contributor in the portfolio as the runaway success of the iPod helped the company post its highest quarterly revenues and earnings ever. Internet search giant Google was also a top-ten performance contributor.

In the consumer discretionary sector, specialty retailers posted the best results. Kids' apparel retailer Children's Place Retail Stores and footwear chain Payless ShoeSource were the top performers. Both companies reported strong same-store sales growth and earnings that surpassed expectations.

CONSUMER STAPLES, UTILITIES DETRACTED FROM PERFORMANCE

Just two sectors in the Disciplined Growth portfolio--consumer staples and utilities--detracted from relative results, and even then only modestly. In the consumer staples sector, food and staples retailers weighed on relative performance the most, led by wholesale food distributor Performance Food Group.
The company, which is based in the Southeast, incurred higher costs as a result of the Gulf Coast hurricanes, hurting profit margins.

The utilities sector posted the largest declines in the benchmark index during the quarter, and the portfolio's holdings in this sector fell even further.
Energen, a natural gas utility based in Alabama, tumbled as natural gas prices declined throughout the reporting period.

DISCIPLINED GROWTH'S FIVE LARGEST
OVERWEIGHTS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         PORTFOLIO'S          RUSSELL 1000
                                           STOCKS             GROWTH INDEX
--------------------------------------------------------------------------------
Federated Investors Inc.
Cl B                                        3.74%                 0.04%
--------------------------------------------------------------------------------
Hospira Inc.                                3.51%                 0.05%
--------------------------------------------------------------------------------
Boeing Co.                                  4.14%                 0.91%
--------------------------------------------------------------------------------
Praxair, Inc.                               3.20%                 0.23%
--------------------------------------------------------------------------------
Lowe's Companies, Inc.                      3.50%                 0.81%
--------------------------------------------------------------------------------

DISCIPLINED GROWTH'S FIVE LARGEST
UNDERWEIGHTS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         PORTFOLIO'S          RUSSELL 1000
                                           STOCKS             GROWTH INDEX
--------------------------------------------------------------------------------
Microsoft Corporation                        --                   3.78%
--------------------------------------------------------------------------------
Procter & Gamble Co.
(The)                                        --                   3.04%
--------------------------------------------------------------------------------
Johnson & Johnson                           0.15%                 2.79%
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                        --                   1.84%
--------------------------------------------------------------------------------
PepsiCo, Inc.                                --                   1.54%
--------------------------------------------------------------------------------

------
4

Disciplined Growth - Schedule of Investments

DECEMBER 31, 2005

Shares                            ($ IN THOUSANDS)                       Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 98.5%

AEROSPACE & DEFENSE -- 6.7%
--------------------------------------------------------------------------------
            5,901  Boeing Co.                                           $   414
--------------------------------------------------------------------------------
            4,224  Lockheed Martin Corp.                                    269
--------------------------------------------------------------------------------
                                                                            683
--------------------------------------------------------------------------------
AUTO COMPONENTS -- 1.3%
--------------------------------------------------------------------------------
            2,545  Goodyear Tire & Rubber Co. (The)(1)                       44
--------------------------------------------------------------------------------
            2,657  Modine Manufacturing Co.                                  87
--------------------------------------------------------------------------------
               37  TRW Automotive Holdings Corp.(1)                           1
--------------------------------------------------------------------------------
                                                                            132
--------------------------------------------------------------------------------
BEVERAGES -- 0.7%
--------------------------------------------------------------------------------
            1,795  Coca-Cola Company (The)                                   72
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 4.5%
--------------------------------------------------------------------------------
            4,331  Alkermes Inc.(1)                                          83
--------------------------------------------------------------------------------
            2,699  Amgen Inc.(1)                                            213
--------------------------------------------------------------------------------
            1,585  Biogen Idec Inc.(1)                                       72
--------------------------------------------------------------------------------
              711  Genzyme Corp.(1)                                          50
--------------------------------------------------------------------------------
              831  Gilead Sciences, Inc.(1)                                  44
--------------------------------------------------------------------------------
                                                                            462
--------------------------------------------------------------------------------
CAPITAL MARKETS -- 3.8%
--------------------------------------------------------------------------------
           10,100  Federated Investors Inc. Cl B                            374
--------------------------------------------------------------------------------
              149  Greenhill & Co. Inc.                                       8
--------------------------------------------------------------------------------
                                                                            382
--------------------------------------------------------------------------------
CHEMICALS -- 3.4%
--------------------------------------------------------------------------------
               48  Hercules Inc.(1)                                           1
--------------------------------------------------------------------------------
            6,049  Praxair, Inc.                                            320
--------------------------------------------------------------------------------
            1,031  Symyx Technologies Inc.(1)                                28
--------------------------------------------------------------------------------
                                                                            349
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 3.5%
--------------------------------------------------------------------------------
            2,550  Corporate Executive Board Co. (The)                      229
--------------------------------------------------------------------------------
            1,121  Herman Miller Inc.                                        32
--------------------------------------------------------------------------------
            2,239  Monster Worldwide Inc.(1)                                 91
--------------------------------------------------------------------------------
                                                                            352
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 2.7%
--------------------------------------------------------------------------------
            6,500  Cisco Systems Inc.(1)                                    112
--------------------------------------------------------------------------------
            4,105  Corning Inc.(1)                                           81
--------------------------------------------------------------------------------
            2,445  Motorola, Inc.                                            55
--------------------------------------------------------------------------------
              683  QUALCOMM Inc.                                             29
--------------------------------------------------------------------------------
                                                                            277
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 5.8%
--------------------------------------------------------------------------------
            3,302  Apple Computer, Inc.(1)                                  238
--------------------------------------------------------------------------------
            7,687  Brocade Communications System(1)                          31
--------------------------------------------------------------------------------
            4,394  Dell Inc.(1)                                             132
--------------------------------------------------------------------------------
            5,014  EMC Corp.(1)                                              68
--------------------------------------------------------------------------------
              691  Intergraph Corp.(1)                                       34
--------------------------------------------------------------------------------

Shares                            ($ IN THOUSANDS)                       Value
--------------------------------------------------------------------------------

              756  International Business Machines
                   Corp.                                                $    62
--------------------------------------------------------------------------------
              807  Network Appliance, Inc.(1)                                22
--------------------------------------------------------------------------------
                                                                            587
--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING -- 0.3%
--------------------------------------------------------------------------------
              433  Fluor Corp.                                               33
--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS(2)
--------------------------------------------------------------------------------
               42  Texas Industries Inc.                                      2
--------------------------------------------------------------------------------
CONSUMER FINANCE -- 2.6%
--------------------------------------------------------------------------------
            5,100  American Express Co.                                     262
--------------------------------------------------------------------------------
DISTRIBUTORS -- 0.2%
--------------------------------------------------------------------------------
              265  Building Materials Holding Corp.                          18
--------------------------------------------------------------------------------
DIVERSIFIED -- 0.9%
--------------------------------------------------------------------------------
            1,700  iShares Russell 1000 Growth
                   Index Fund                                                87
--------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES -- 0.5%
--------------------------------------------------------------------------------
              134  Apollo Group Inc. Cl A(1)                                  8
--------------------------------------------------------------------------------
            1,107  Education Management Corp.(1)                             37
--------------------------------------------------------------------------------
              472  Sotheby's Holdings Cl A(1)                                 9
--------------------------------------------------------------------------------
                                                                             54
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 1.8%
--------------------------------------------------------------------------------
            2,911  Moody's Corp.                                            179
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.2%
--------------------------------------------------------------------------------
              529  Itron Inc.(1)                                             21
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES -- 2.3%
--------------------------------------------------------------------------------
              270  Nabors Industries Ltd. (1)                                20
--------------------------------------------------------------------------------
            6,811  Pride International Inc.(1)                              210
--------------------------------------------------------------------------------
                                                                            230
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING -- 0.7%
--------------------------------------------------------------------------------
               59  Kroger Co. (The)(1)                                        1
--------------------------------------------------------------------------------
            1,905  Longs Drug Stores Corp.                                   69
--------------------------------------------------------------------------------
                                                                             70
--------------------------------------------------------------------------------
FOOD PRODUCTS -- 1.8%
--------------------------------------------------------------------------------
            3,602  General Mills, Inc.                                      178
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 6.3%
--------------------------------------------------------------------------------
            4,026  Baxter International, Inc.                               152
--------------------------------------------------------------------------------
            8,207  Hospira Inc.(1)                                          351
--------------------------------------------------------------------------------
            1,989  Kinetic Concepts Inc.(1)                                  79
--------------------------------------------------------------------------------
              170  Kyphon Inc.(1)                                             7
--------------------------------------------------------------------------------
              917  St. Jude Medical, Inc.(1)                                 46
--------------------------------------------------------------------------------
              140  Zimmer Holdings Inc.(1)                                    9
--------------------------------------------------------------------------------
                                                                            644
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES -- 7.5%
--------------------------------------------------------------------------------
              597  American Healthways Inc.(1)                               27
--------------------------------------------------------------------------------
              772  AmerisourceBergen Corp.                                   32
--------------------------------------------------------------------------------
            1,141  Caremark Rx Inc.(1)                                       59
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
5

Disciplined Growth - Schedule of Investments

DECEMBER 31, 2005

Shares                            ($ IN THOUSANDS)                       Value
--------------------------------------------------------------------------------

              388  Coventry Health Care Inc.(1)                         $    22
--------------------------------------------------------------------------------
              972  Express Scripts, Inc.(1)                                  81
--------------------------------------------------------------------------------
            4,610  McKesson Corp.                                           239
--------------------------------------------------------------------------------
            1,331  Sierra Health Services, Inc.(1)                          106
--------------------------------------------------------------------------------
            2,252  UnitedHealth Group Incorporated                          140
--------------------------------------------------------------------------------
              536  WellCare Health Plans Inc.(1)                             22
--------------------------------------------------------------------------------
              396  WellPoint Inc.(1)                                         32
--------------------------------------------------------------------------------
                                                                            760
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- 2.1%
--------------------------------------------------------------------------------
              912  Career Education Corp.(1)                                 31
--------------------------------------------------------------------------------
            2,684  Darden Restaurants, Inc.                                 104
--------------------------------------------------------------------------------
            1,573  Yum! Brands, Inc.                                         74
--------------------------------------------------------------------------------
                                                                            209
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 0.2%
--------------------------------------------------------------------------------
              254  Harman International Industries Inc.                      25
--------------------------------------------------------------------------------
INDEPENDENT POWER PRODUCERS &
ENERGY TRADERS -- 0.5%
--------------------------------------------------------------------------------
            1,039  TXU Corp.                                                 52
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 2.9%
--------------------------------------------------------------------------------
               38  3M Co.                                                     3
--------------------------------------------------------------------------------
            8,221  General Electric Co.                                     288
--------------------------------------------------------------------------------
               81  Teleflex Inc.                                              5
--------------------------------------------------------------------------------
                                                                            296
--------------------------------------------------------------------------------
INSURANCE -- 1.0%
--------------------------------------------------------------------------------
            2,182  First American Financial Corp. (The)                      99
--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL -- 1.9%
--------------------------------------------------------------------------------
            3,692  eBay Inc.(1)                                             159
--------------------------------------------------------------------------------
              850  NutriSystem, Inc.(1)                                      31
--------------------------------------------------------------------------------
                                                                            190
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES -- 1.7%
--------------------------------------------------------------------------------
              356  Google Inc. Cl A(1)                                      148
--------------------------------------------------------------------------------
              236  Websense Inc.(1)                                          15
--------------------------------------------------------------------------------
              176  Yahoo! Inc.(1)                                             7
--------------------------------------------------------------------------------
                                                                            170
--------------------------------------------------------------------------------
IT SERVICES -- 2.3%
--------------------------------------------------------------------------------
              212  Euronet Worldwide Inc.(1)                                  6
--------------------------------------------------------------------------------
            4,522  Global Payments Inc.                                     210
--------------------------------------------------------------------------------
              505  VeriFone Holdings Inc.(1)                                 13
--------------------------------------------------------------------------------
                                                                            229
--------------------------------------------------------------------------------
MACHINERY -- 1.0%
--------------------------------------------------------------------------------
              622  Cummins Inc.                                              55
--------------------------------------------------------------------------------
            1,088  JLG Industries Inc.                                       50
--------------------------------------------------------------------------------
                                                                            105
--------------------------------------------------------------------------------
MEDIA -- 0.6%
--------------------------------------------------------------------------------
            1,143  Comcast Corporation Cl A(1)                               30
--------------------------------------------------------------------------------
            1,141  DreamWorks Animation SKG Inc.(1)                          28
--------------------------------------------------------------------------------
                                                                             58
--------------------------------------------------------------------------------

Shares                            ($ IN THOUSANDS)                       Value
--------------------------------------------------------------------------------
METALS & MINING -- 1.4%
--------------------------------------------------------------------------------
            1,419  Freeport-McMoRan Copper &
                   Gold, Inc. Cl B                                      $    76
--------------------------------------------------------------------------------
              159  Nucor Corp.                                               11
--------------------------------------------------------------------------------
              412  Phelps Dodge Corp.                                        59
--------------------------------------------------------------------------------
                                                                            146
--------------------------------------------------------------------------------
MULTILINE RETAIL -- 1.4%
--------------------------------------------------------------------------------
              504  J.C. Penney Co. Inc.                                      28
--------------------------------------------------------------------------------
            1,500  Nordstrom, Inc.                                           56
--------------------------------------------------------------------------------
            1,015  Target Corporation                                        56
--------------------------------------------------------------------------------
                                                                            140
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS -- 1.7%
--------------------------------------------------------------------------------
              345  Burlington Resources, Inc.                                30
--------------------------------------------------------------------------------
              757  Exxon Mobil Corp.                                         43
--------------------------------------------------------------------------------
              332  Kerr-McGee Corp.                                          30
--------------------------------------------------------------------------------
              610  Sunoco, Inc.                                              47
--------------------------------------------------------------------------------
              346  Valero Energy Corp.                                       18
--------------------------------------------------------------------------------
                                                                            168
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 2.5%
--------------------------------------------------------------------------------
              306  Allergan, Inc.                                            33
--------------------------------------------------------------------------------
            2,329  Alpharma Inc. Cl A                                        66
--------------------------------------------------------------------------------
            1,395  Barr Pharmaceuticals Inc.(1)                              87
--------------------------------------------------------------------------------
              249  Johnson & Johnson                                         15
--------------------------------------------------------------------------------
            2,839  King Pharmaceuticals, Inc.(1)                             48
--------------------------------------------------------------------------------
              134  Kos Pharmaceuticals, Inc.(1)                               7
--------------------------------------------------------------------------------
                                                                            256
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- 7.6%
--------------------------------------------------------------------------------
            1,737  Broadcom Corp. Cl A(1)                                    82
--------------------------------------------------------------------------------
            1,150  Freescale Semiconductor Inc. Cl B(1)                      29
--------------------------------------------------------------------------------
            8,427  Intel Corp.                                              210
--------------------------------------------------------------------------------
            4,576  National Semiconductor Corp.                             119
--------------------------------------------------------------------------------
           10,380  Texas Instruments Inc.                                   334
--------------------------------------------------------------------------------
                                                                            774
--------------------------------------------------------------------------------
SOFTWARE -- 5.0%
--------------------------------------------------------------------------------
            1,473  Autodesk, Inc.                                            63
--------------------------------------------------------------------------------
            1,603  BMC Software Inc.(1)                                      33
--------------------------------------------------------------------------------
            4,907  Cadence Design Systems Inc.(1)                            82
--------------------------------------------------------------------------------
              381  Cerner Corporation(1)                                     35
--------------------------------------------------------------------------------
            2,310  McAfee Inc.(1)                                            63
--------------------------------------------------------------------------------
            2,821  Novell, Inc.(1)                                           25
--------------------------------------------------------------------------------
            1,868  Oracle Corp.(1)                                           23
--------------------------------------------------------------------------------
            5,416  Parametric Technology Corp.(1)                            33
--------------------------------------------------------------------------------
            1,230  Red Hat Inc.(1)                                           34
--------------------------------------------------------------------------------
            2,370  Salesforce.com Inc.(1)                                    76
--------------------------------------------------------------------------------
            1,318  Symantec Corp.(1)                                         23
--------------------------------------------------------------------------------
            1,038  Synopsys, Inc.(1)                                         21
--------------------------------------------------------------------------------
                                                                            511
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
6

Disciplined Growth - Schedule of Investments

DECEMBER 31, 2005

Shares                            ($ IN THOUSANDS)                       Value
--------------------------------------------------------------------------------
SPECIALTY RETAIL -- 6.2%
--------------------------------------------------------------------------------
            1,266  American Eagle Outfitters, Inc.                      $    29
--------------------------------------------------------------------------------
              574  Children's Place Retail Stores, Inc.
                   (The)(1)                                                  28
--------------------------------------------------------------------------------
            2,360  Dress Barn Inc.(1)                                        91
--------------------------------------------------------------------------------
              515  Guess?, Inc.(1)                                           18
--------------------------------------------------------------------------------
            5,241  Lowe's Companies, Inc.                                   350
--------------------------------------------------------------------------------
            4,688  Payless ShoeSource, Inc.(1)                              118
--------------------------------------------------------------------------------
                                                                            634
--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.6%
--------------------------------------------------------------------------------
            1,438  Coach Inc.(1)                                             48
--------------------------------------------------------------------------------
              199  Polo Ralph Lauren Corp.                                   11
--------------------------------------------------------------------------------
                                                                             59
--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS -- 0.3%
--------------------------------------------------------------------------------
            1,586  UAP Holding Corp.                                         32
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.1%
--------------------------------------------------------------------------------
              414  Syniverse Holdings Inc.(1)                                 9
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $9,578)                                                             9,996
--------------------------------------------------------------------------------

                                  ($ IN THOUSANDS)                       Value
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 2.0%

Repurchase Agreement, Credit Suisse First Boston,
Inc., (collateralized by various U.S. Treasury
obligations, 5.25%, 2/15/29, valued at $208), in a
joint trading account at 3.40%, dated 12/30/05,
due 1/3/06 (Delivery value $200)
(Cost $200)                                                             $   200
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 100.5%
(Cost $9,778)                                                            10,196
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.5)%                                      (49)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                              $10,147
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

(1) Non-income producing.

(2) Industry is less than 0.05% of total net assets.

See Notes to Financial Statements.

------
7

Equity Growth - Performance

TOTAL RETURNS AS OF DECEMBER 31, 2005
                                   --------------------------------
                                        AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                           SINCE       INCEPTION
                        1 YEAR     5 YEARS   10 YEARS    INCEPTION       DATE
--------------------------------------------------------------------------------
INVESTOR CLASS           7.30%      2.47%      9.98%      11.20%        5/9/91
--------------------------------------------------------------------------------
S&P 500 INDEX(1)         4.91%      0.54%      9.08%      10.60%          --
--------------------------------------------------------------------------------
Institutional Class      7.51%      2.67%        --        5.36%        1/2/98
--------------------------------------------------------------------------------
Advisor Class            6.99%      2.19%        --        4.69%        10/9/97
--------------------------------------------------------------------------------
C Class                  6.23%        --         --        3.34%        7/18/01
--------------------------------------------------------------------------------
R Class                    --         --         --        1.15%(2)     7/29/05
--------------------------------------------------------------------------------

(1) Data provided by Lipper Inc. - A Reuters Company. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(2) Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

                                                                    (continued)

------
8

Equity Growth - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made December 31, 1995

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended December 31
---------------------------------------------------------------------------------------------------------
                 1996     1997     1998     1999      2000      2001      2002     2003     2004    2005
---------------------------------------------------------------------------------------------------------
Investor Class  27.34%   36.06%   25.45%   18.47%   -10.95%   -11.01%   -20.32%   30.27%   13.98%   7.30%
---------------------------------------------------------------------------------------------------------
S&P 500 Index   22.96%   33.36%   28.58%   21.04%    -9.10%   -11.89%   -22.10%   28.68%   10.88%   4.91%
---------------------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
9

Equity Growth - Portfolio Commentary

PORTFOLIO MANAGERS: BILL MARTIN, TOM VAIANA, AND FEI ZOU

PERFORMANCE SUMMARY

In 2005, Equity Growth outperformed its benchmark, the S&P 500 Index, for the fifth consecutive year. The portfolio posted a total return of 7.30%* for the year, while the S&P 500 returned 4.91%.

STOCK MARKET REVIEW

Stocks quietly generated modest gains in 2005, their third straight year of positive performance. Energy was the dominant theme in the stock market for the year, with oil prices reaching a record high of more than $70 a barrel in
August. Rising short-term interest rates and a devastating hurricane season also served as headwinds for the stock market during the year.

Positive influences on the market included unexpectedly strong earnings, which enabled the S&P 500 to extend its streak of double-digit earnings growth to 14 consecutive quarters. However, this growth was driven almost entirely by sharply higher profits in the energy sector. The economy remained healthy, growing by
3.5% in 2005, and declining oil prices late in the year helped ease inflation concerns.

Overall, the major stock indexes each advanced by approximately 5% in 2005.
Based on the performance of the Standard & Poor's indexes, mid-cap stocks posted the best results, followed by small-cap and large-cap issues. In the large-cap segment of the market, value stocks outperformed growth for the sixth year in a row.

Eight of the ten sectors in the S&P 500 gained in 2005, led by energy and utilities--the biggest beneficiaries of higher energy prices. The only two sectors of the market to decline during the year were consumer discretionary and telecommunication services.

HEALTH CARE STOCKS OUTPERFORMED

Successful stock selection was the key to Equity Growth's outperformance of the
S&P 500 in 2005. The best results by far were in the health care sector, which was responsible for nearly two-thirds of the portfolio's outperformance. Five of the top ten contributors to relative results were health care stocks.

Health care providers posted the best results, led by wholesale drug distributors McKesson and AmerisourceBergen. Both companies benefited from the successful transition to a fee-for-services business model, which led to higher profit margins and strong earnings growth.

TOP TEN HOLDINGS
AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          12/31/05               6/30/05
--------------------------------------------------------------------------------
Exxon Mobil Corp.                           4.0%                  3.7%
--------------------------------------------------------------------------------
Intel Corp.                                 2.4%                  3.0%
--------------------------------------------------------------------------------
Johnson & Johnson                           2.3%                  3.0%
--------------------------------------------------------------------------------
Bank of America Corp.                       2.2%                  3.1%
--------------------------------------------------------------------------------
American Express Co.                        2.0%                  2.0%
--------------------------------------------------------------------------------
Amgen Inc.                                  1.9%                  1.6%
--------------------------------------------------------------------------------
Wells Fargo & Co.                           1.9%                  2.0%
--------------------------------------------------------------------------------
Viacom, Inc. Cl B                           1.8%                  1.6%
--------------------------------------------------------------------------------
Capital One
Financial Corp.                             1.7%                  1.5%
--------------------------------------------------------------------------------
McKesson Corp.                              1.7%                  1.7%
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary are for Investor Class shares.

                                                                    (continued)

------
10

Equity Growth - Portfolio Commentary

Other top performers in health care included managed health care provider CIGNA, which benefited from improving profit margins and stabilizing membership numbers, and Kos Pharmaceuticals, which reported strong sales of its flagship cholesterol drug.

WINNERS IN ENERGY AND INDUSTRIALS

Stock selection was also beneficial in the energy and industrials sectors. The top individual contributor in the portfolio was oil & gas producer Sunoco, which surged as refining profit margins increased sharply.

In the industrial sector, credit reporting agency Equifax was the best contributor. The rise in credit card debt, personal bankruptcies, and identity theft increased demand for the credit reports provided by Equifax.

TECHNOLOGY STOCKS WERE MIXED

Information technology stocks produced mixed results, with stock selection detracting fractionally from relative performance. Two of the top contributors in the portfolio were Apple Computer, which more than doubled during the year thanks to the runaway success of the iPod, and cell phone maker Motorola, which posted healthy earnings growth and captured a higher share of the U.S. market.

However, the fund's two worst contributors to relative results were also technology stocks. Computer giant IBM declined after reporting disappointing earnings and restructuring its European operations, while Internet provider
EarthLink suffered user losses early in the year that weighed on revenues.

CONSUMER STAPLES DETRACTED FROM RESULTS

The portfolio's only significant detractor from performance relative to the S&P
500 was the consumer staples sector. Although several fund holdings in this sector underperformed during the year--including fresh produce distributor
Chiquita Brands International and battery maker Energizer Holdings--the worst contributors were stocks in the index that performed well but were absent or underrepresented in the portfolio. Examples include tobacco products company
Altria and beverage maker PepsiCo.

EQUITY GROWTH'S FIVE LARGEST
OVERWEIGHTS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         PORTFOLIO'S             S&P 500
                                           STOCKS                 INDEX
--------------------------------------------------------------------------------
McKesson Corp.                              1.72%                 0.14%
--------------------------------------------------------------------------------
Berkley (W.R.) Corp.                        1.55%                  --
--------------------------------------------------------------------------------
Sunoco, Inc.                                1.60%                 0.09%
--------------------------------------------------------------------------------
Capital One Financial
Corp.                                       1.73%                 0.23%
--------------------------------------------------------------------------------
Hospira Inc.                                1.52%                 0.06%
--------------------------------------------------------------------------------

EQUITY GROWTH'S FIVE LARGEST
UNDERWEIGHTS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         PORTFOLIO'S             S&P 500
                                           STOCKS                 INDEX
--------------------------------------------------------------------------------
General Electric Co.                         --                   3.29%
--------------------------------------------------------------------------------
Citigroup Inc.                               --                   2.18%
--------------------------------------------------------------------------------
Procter & Gamble Co.
(The)                                        --                   1.72%
--------------------------------------------------------------------------------
Microsoft Corporation                       0.41%                 2.13%
--------------------------------------------------------------------------------
American International
Group, Inc.                                  --                   1.57%
--------------------------------------------------------------------------------

------
11

Equity Growth - Schedule of Investments

DECEMBER 31, 2005

Shares                            ($ IN THOUSANDS)                      Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 99.6%

AEROSPACE & DEFENSE -- 0.7%
--------------------------------------------------------------------------------
           24,893  Boeing Co.                                        $    1,748
--------------------------------------------------------------------------------
          231,366  Lockheed Martin Corp.                                 14,722
--------------------------------------------------------------------------------
                                                                         16,470
--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS -- 0.5%
--------------------------------------------------------------------------------
           18,646  FedEx Corporation                                      1,928
--------------------------------------------------------------------------------
          149,244  United Parcel Service, Inc. Cl B                      11,215
--------------------------------------------------------------------------------
                                                                         13,143
--------------------------------------------------------------------------------
AIRLINES -- 0.1%
--------------------------------------------------------------------------------
          147,672  Southwest Airlines Co.                                 2,426
--------------------------------------------------------------------------------
AUTO COMPONENTS -- 1.6%
--------------------------------------------------------------------------------
        1,192,687  Goodyear Tire & Rubber Co.
                   (The)(1)(2)                                           20,729
--------------------------------------------------------------------------------
           56,175  Modine Manufacturing Co.(2)                            1,831
--------------------------------------------------------------------------------
          591,356  TRW Automotive Holdings
                   Corp.(1)(2)                                           15,582
--------------------------------------------------------------------------------
                                                                         38,142
--------------------------------------------------------------------------------
AUTOMOBILES -- 0.6%
--------------------------------------------------------------------------------
        1,475,164  Ford Motor Company(2)                                 11,388
--------------------------------------------------------------------------------
           50,874  Harley-Davidson, Inc.(2)                               2,620
--------------------------------------------------------------------------------
                                                                         14,008
--------------------------------------------------------------------------------
BEVERAGES -- 4.1%
--------------------------------------------------------------------------------
          162,416  Brown-Forman Corp. Cl B                               11,259
--------------------------------------------------------------------------------
          907,386  Coca-Cola Company (The)                               36,576
--------------------------------------------------------------------------------
          214,282  Coca-Cola Enterprises Inc.                             4,108
--------------------------------------------------------------------------------
           84,780  Constellation Brands Inc. Cl A(1)                      2,224
--------------------------------------------------------------------------------
            9,101  Molson Coors Brewing Co.(2)                              610
--------------------------------------------------------------------------------
          734,116  Pepsi Bottling Group Inc.                             21,002
--------------------------------------------------------------------------------
          610,561  PepsiAmericas, Inc.(2)                                14,202
--------------------------------------------------------------------------------
          164,601  PepsiCo, Inc.                                          9,725
--------------------------------------------------------------------------------
                                                                         99,706
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 2.3%
--------------------------------------------------------------------------------
          211,202  Alkermes Inc.(1)(2)                                    4,038
--------------------------------------------------------------------------------
          575,323  Amgen Inc.(1)                                         45,370
--------------------------------------------------------------------------------
          147,589  Applera Corporation-Applied
                   Biosystems Group                                       3,920
--------------------------------------------------------------------------------
           61,778  Gilead Sciences, Inc.(1)                               3,251
--------------------------------------------------------------------------------
                                                                         56,579
--------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.3%
--------------------------------------------------------------------------------
          102,857  USG Corp.(1)(2)                                        6,686
--------------------------------------------------------------------------------
CAPITAL MARKETS -- 2.6%
--------------------------------------------------------------------------------
          688,061  Federated Investors Inc. Cl B                         25,486
--------------------------------------------------------------------------------
          338,627  Morgan Stanley                                        19,214
--------------------------------------------------------------------------------
          299,697  Northern Trust Corp.                                  15,530
--------------------------------------------------------------------------------
           47,570  Raymond James Financial, Inc.(2)                       1,792
--------------------------------------------------------------------------------
                                                                         62,022
--------------------------------------------------------------------------------

Shares                            ($ IN THOUSANDS)                      Value
--------------------------------------------------------------------------------
CHEMICALS -- 1.3%
--------------------------------------------------------------------------------
           58,861  FMC Corp.(1)(2)                                   $    3,130
--------------------------------------------------------------------------------
        1,189,030  Lyondell Chemical Co.                                 28,322
--------------------------------------------------------------------------------
                                                                         31,452
--------------------------------------------------------------------------------
COMMERCIAL BANKS -- 5.1%
--------------------------------------------------------------------------------
        1,153,617  Bank of America Corp.                                 53,238
--------------------------------------------------------------------------------
          223,761  Comerica Inc.                                         12,701
--------------------------------------------------------------------------------
          218,228  Wachovia Corp.                                        11,536
--------------------------------------------------------------------------------
          715,654  Wells Fargo & Co.                                     44,965
--------------------------------------------------------------------------------
                                                                        122,440
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 0.8%
--------------------------------------------------------------------------------
            3,770  Dun & Bradstreet Corp.(1)                                252
--------------------------------------------------------------------------------
           55,952  Herman Miller Inc.                                     1,577
--------------------------------------------------------------------------------
          366,837  John H. Harland Company(2)                            13,794
--------------------------------------------------------------------------------
           10,938  PHH Corp.(1)(2)                                          306
--------------------------------------------------------------------------------
           65,388  Republic Services, Inc. Cl A                           2,456
--------------------------------------------------------------------------------
           28,781  West Corp.(1)(2)                                       1,213
--------------------------------------------------------------------------------
                                                                         19,598
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 0.6%
--------------------------------------------------------------------------------
          423,931  Cisco Systems Inc.(1)                                  7,258
--------------------------------------------------------------------------------
           33,271  Harris Corp.                                           1,431
--------------------------------------------------------------------------------
          272,433  Motorola, Inc.                                         6,154
--------------------------------------------------------------------------------
                                                                         14,843
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 4.3%
--------------------------------------------------------------------------------
          467,085  Apple Computer, Inc.(1)                               33,580
--------------------------------------------------------------------------------
          292,307  Dell Inc.(1)                                           8,766
--------------------------------------------------------------------------------
           36,551  Emulex Corp.(1)(2)                                       723
--------------------------------------------------------------------------------
          776,578  Hewlett-Packard Co.                                   22,233
--------------------------------------------------------------------------------
          171,143  Intergraph Corp.(1)(2)                                 8,525
--------------------------------------------------------------------------------
          367,484  International Business Machines
                   Corp.                                                 30,207
--------------------------------------------------------------------------------
                                                                        104,034
--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING -- 0.2%
--------------------------------------------------------------------------------
           92,647  McDermott International, Inc.(1)(2)                    4,133
--------------------------------------------------------------------------------
CONSUMER FINANCE -- 4.3%
--------------------------------------------------------------------------------
          939,045  American Express Co.                                  48,324
--------------------------------------------------------------------------------
          480,425  Capital One Financial Corp.                           41,509
--------------------------------------------------------------------------------
           89,277  CompuCredit Corp.(1)(2)                                3,435
--------------------------------------------------------------------------------
          121,816  WFS Financial Inc.(1)                                  9,276
--------------------------------------------------------------------------------
                                                                        102,544
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING -- 0.7%
--------------------------------------------------------------------------------
           96,725  Greif, Inc. Cl A(2)                                    6,411
--------------------------------------------------------------------------------
          270,074  Silgan Holdings Inc.                                   9,755
--------------------------------------------------------------------------------
                                                                         16,166
--------------------------------------------------------------------------------
DIVERSIFIED -- 0.5%
--------------------------------------------------------------------------------
           99,776  Standard and Poor's 500
                   Depositary Receipt                                    12,415
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
12

Equity Growth - Schedule of Investments

DECEMBER 31, 2005

Shares                            ($ IN THOUSANDS)                      Value
--------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES(3)
--------------------------------------------------------------------------------
           16,025  Weight Watchers International,
                   Inc.(1)                                           $      792
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 0.5%
--------------------------------------------------------------------------------
          197,476  Moody's Corp.                                         12,129
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.3%
--------------------------------------------------------------------------------
          388,828  AT&T Inc.                                              9,522
--------------------------------------------------------------------------------
          282,331  BellSouth Corp.                                        7,651
--------------------------------------------------------------------------------
           21,268  CenturyTel Inc.                                          705
--------------------------------------------------------------------------------
          457,497  Verizon Communications                                13,781
--------------------------------------------------------------------------------
                                                                         31,659
--------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 1.0%
--------------------------------------------------------------------------------
          533,813  Edison International                                  23,280
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.0%
--------------------------------------------------------------------------------
          720,144  Arrow Electronics, Inc.(1)                            23,066
--------------------------------------------------------------------------------
           29,314  Jabil Circuit, Inc.(1)                                 1,087
--------------------------------------------------------------------------------
                                                                         24,153
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES -- 0.8%
--------------------------------------------------------------------------------
          641,508  Pride International Inc.(1)                           19,727
--------------------------------------------------------------------------------
            5,555  Veritas DGC Inc.(1)                                      197
--------------------------------------------------------------------------------
                                                                         19,924
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING -- 1.4%
--------------------------------------------------------------------------------
        1,067,607  Kroger Co. (The)(1)                                   20,157
--------------------------------------------------------------------------------
          336,777  Longs Drug Stores Corp.(2)                            12,255
--------------------------------------------------------------------------------
           57,803  Supervalu Inc.                                         1,877
--------------------------------------------------------------------------------
                                                                         34,289
--------------------------------------------------------------------------------
FOOD PRODUCTS -- 1.8%
--------------------------------------------------------------------------------
          198,096  Archer-Daniels-Midland Co.                             4,885
--------------------------------------------------------------------------------
          156,524  Chiquita Brands International,
                   Inc.(2)                                                3,132
--------------------------------------------------------------------------------
          929,887  Pilgrim's Pride Corp.(2)                              30,835
--------------------------------------------------------------------------------
            3,567  Seaboard Corp.(2)                                      5,390
--------------------------------------------------------------------------------
                                                                         44,242
--------------------------------------------------------------------------------
GAS UTILITIES -- 0.5%
--------------------------------------------------------------------------------
           21,722  NICOR Inc.(2)                                            854
--------------------------------------------------------------------------------
          596,985  UGI Corp.                                             12,298
--------------------------------------------------------------------------------
                                                                         13,152
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 3.0%
--------------------------------------------------------------------------------
           24,439  Baxter International, Inc.                               920
--------------------------------------------------------------------------------
          503,663  Becton Dickinson & Co.                                30,260
--------------------------------------------------------------------------------
          852,884  Hospira Inc.(1)                                       36,487
--------------------------------------------------------------------------------
          127,300  Kinetic Concepts Inc.(1)                               5,061
--------------------------------------------------------------------------------
                                                                         72,728
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES -- 6.4%
--------------------------------------------------------------------------------
          874,412  AmerisourceBergen Corp.                               36,201
--------------------------------------------------------------------------------
          545,786  Cardinal Health, Inc.                                 37,523
--------------------------------------------------------------------------------
           34,022  Express Scripts, Inc.(1)                               2,851
--------------------------------------------------------------------------------
          800,773  McKesson Corp.                                        41,311
--------------------------------------------------------------------------------

Shares                            ($ IN THOUSANDS)                      Value
--------------------------------------------------------------------------------

           69,925  Sierra Health Services, Inc.(1)(2)                $    5,591
--------------------------------------------------------------------------------
          483,149  UnitedHealth Group Incorporated                       30,023
--------------------------------------------------------------------------------
                                                                        153,500
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- 1.8%
--------------------------------------------------------------------------------
          555,514  Darden Restaurants, Inc.                              21,599
--------------------------------------------------------------------------------
          101,797  Domino's Pizza Inc.(2)                                 2,463
--------------------------------------------------------------------------------
          170,697  Royal Caribbean Cruises Ltd.(2)                        7,692
--------------------------------------------------------------------------------
          235,649  Yum! Brands, Inc.                                     11,047
--------------------------------------------------------------------------------
                                                                         42,801
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 1.3%
--------------------------------------------------------------------------------
          372,843  Black & Decker Corporation                            32,422
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.6%
--------------------------------------------------------------------------------
          229,011  Colgate-Palmolive Co.                                 12,562
--------------------------------------------------------------------------------
           24,834  Kimberly-Clark Corp.                                   1,481
--------------------------------------------------------------------------------
                                                                         14,043
--------------------------------------------------------------------------------
INDEPENDENT POWER PRODUCERS &
ENERGY TRADERS -- 2.2%
--------------------------------------------------------------------------------
          847,065  AES Corporation (The)(1)                              13,409
--------------------------------------------------------------------------------
          776,848  TXU Corp.                                             38,990
--------------------------------------------------------------------------------
                                                                         52,399
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 0.2%
--------------------------------------------------------------------------------
           87,522  Teleflex Inc.(2)                                       5,687
--------------------------------------------------------------------------------
INSURANCE -- 6.6%
--------------------------------------------------------------------------------
           64,715  Ace, Ltd.                                              3,458
--------------------------------------------------------------------------------
          783,372  Berkley (W.R.) Corp.                                  37,305
--------------------------------------------------------------------------------
          177,933  Chubb Corp.                                           17,375
--------------------------------------------------------------------------------
          686,565  Endurance Specialty Holdings Ltd.                     24,613
--------------------------------------------------------------------------------
          763,052  First American Financial Corp.
                   (The)                                                 34,566
--------------------------------------------------------------------------------
          268,799  Loews Corp.                                           25,496
--------------------------------------------------------------------------------
           69,184  MetLife, Inc.                                          3,390
--------------------------------------------------------------------------------
           28,994  Nationwide Financial Services
                   Cl A                                                   1,276
--------------------------------------------------------------------------------
           19,240  Protective Life Corporation                              842
--------------------------------------------------------------------------------
           64,803  Selective Insurance Group(2)                           3,441
--------------------------------------------------------------------------------
          177,132  Zenith National Insurance Corp.                        8,169
--------------------------------------------------------------------------------
                                                                        159,931
--------------------------------------------------------------------------------
IT SERVICES -- 0.8%
-------------------------------------------------------------------------------
          334,370  Accenture Ltd. Cl A                                    9,653
--------------------------------------------------------------------------------
           46,323  Computer Sciences Corp.(1)                             2,346
--------------------------------------------------------------------------------
          155,808  Global Payments Inc.(2)                                7,262
--------------------------------------------------------------------------------
                                                                         19,261
--------------------------------------------------------------------------------
MACHINERY -- 2.1%
--------------------------------------------------------------------------------
          342,538  Cummins Inc.(2)                                       30,737
--------------------------------------------------------------------------------
           28,917  Danaher Corp.                                          1,613
--------------------------------------------------------------------------------
          195,784  JLG Industries Inc.(2)                                 8,939
--------------------------------------------------------------------------------
          295,081  Navistar International Corp.(1)(2)                     8,445
--------------------------------------------------------------------------------
                                                                         49,734
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
13

Equity Growth - Schedule of Investments

DECEMBER 31, 2005

Shares                            ($ IN THOUSANDS)                      Value
--------------------------------------------------------------------------------
MEDIA -- 5.2%
--------------------------------------------------------------------------------
          206,011  Dex Media Inc.                                    $    5,581
--------------------------------------------------------------------------------
        1,286,179  Disney (Walt) Co.                                     30,829
--------------------------------------------------------------------------------
          375,203  DreamWorks Animation SKG
                   Inc.(1)(2)                                             9,215
--------------------------------------------------------------------------------
           99,186  John Wiley & Sons Inc. Cl A                            3,872
--------------------------------------------------------------------------------
           51,133  Scholastic Corp.(1)(2)                                 1,458
--------------------------------------------------------------------------------
        1,733,298  Time Warner Inc.                                      30,229
--------------------------------------------------------------------------------
        1,303,173  Viacom, Inc. Cl B                                     42,483
--------------------------------------------------------------------------------
                                                                        123,667
--------------------------------------------------------------------------------
METALS & MINING -- 3.0%
--------------------------------------------------------------------------------
          606,421  Freeport-McMoRan Copper &
                   Gold, Inc. Cl B                                       32,625
--------------------------------------------------------------------------------
          141,125  Nucor Corp.(2)                                         9,416
--------------------------------------------------------------------------------
          167,509  Phelps Dodge Corp.                                    24,100
--------------------------------------------------------------------------------
           83,173  Quanex Corporation(2)                                  4,156
--------------------------------------------------------------------------------
           24,842  Reliance Steel & Aluminum
                   Company(2)                                             1,518
--------------------------------------------------------------------------------
                                                                         71,815
--------------------------------------------------------------------------------
MULTI-UTILITIES -- 1.2%
--------------------------------------------------------------------------------
          785,780  PG&E Corp.(2)                                         29,168
--------------------------------------------------------------------------------
MULTILINE RETAIL -- 1.5%
--------------------------------------------------------------------------------
          257,401  Dollar Tree Stores Inc.(1)                             6,162
--------------------------------------------------------------------------------
          151,305  Federated Department Stores, Inc.                     10,036
--------------------------------------------------------------------------------
          351,357  J.C. Penney Co. Inc.                                  19,536
--------------------------------------------------------------------------------
                                                                         35,734
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS -- 8.9%
--------------------------------------------------------------------------------
          381,485  Chevron Corp.                                         21,657
--------------------------------------------------------------------------------
          115,190  ConocoPhillips                                         6,702
--------------------------------------------------------------------------------
        1,735,317  Exxon Mobil Corp.                                     97,473
--------------------------------------------------------------------------------
           31,220  Holly Corp.                                            1,838
--------------------------------------------------------------------------------
           79,521  Kerr-McGee Corp.                                       7,225
--------------------------------------------------------------------------------
          426,114  Marathon Oil Corp.                                    25,980
--------------------------------------------------------------------------------
          489,854  Sunoco, Inc.                                          38,395
--------------------------------------------------------------------------------
           18,322  Tesoro Petroleum Corp.                                 1,128
--------------------------------------------------------------------------------
          261,872  Valero Energy Corp.                                   13,513
--------------------------------------------------------------------------------
                                                                        213,911
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 3.3%
--------------------------------------------------------------------------------
          209,907  Alpharma Inc. Cl A(2)                                  5,984
--------------------------------------------------------------------------------
          903,504  Johnson & Johnson                                     54,301
--------------------------------------------------------------------------------
        1,124,591  King Pharmaceuticals, Inc.(1)                         19,028
--------------------------------------------------------------------------------
                                                                         79,313
--------------------------------------------------------------------------------
REAL ESTATE -- 0.8%
--------------------------------------------------------------------------------
          483,934  CBL & Associates Properties,
                   Inc.(2)                                               19,120
--------------------------------------------------------------------------------
           23,678  Rayonier, Inc.                                           944
--------------------------------------------------------------------------------
                                                                         20,064
--------------------------------------------------------------------------------

Shares                            ($ IN THOUSANDS)                      Value
--------------------------------------------------------------------------------
ROAD & RAIL -- 0.1%
--------------------------------------------------------------------------------
            7,660  Burlington Northern Santa Fe
                   Corp.                                             $      542
--------------------------------------------------------------------------------
           37,061  Union Pacific Corp.                                    2,984
--------------------------------------------------------------------------------
                                                                          3,526
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- 4.3%
--------------------------------------------------------------------------------
        2,347,095  Intel Corp.                                           58,584
--------------------------------------------------------------------------------
          219,300  National Semiconductor Corp.                           5,697
--------------------------------------------------------------------------------
        1,247,387  Texas Instruments Inc.                                40,004
--------------------------------------------------------------------------------
                                                                        104,285
--------------------------------------------------------------------------------
SOFTWARE -- 1.2%
--------------------------------------------------------------------------------
          139,297  Autodesk, Inc.                                         5,983
--------------------------------------------------------------------------------
           56,560  BMC Software Inc.(1)                                   1,159
--------------------------------------------------------------------------------
          120,064  Cadence Design Systems Inc.(1)                         2,031
--------------------------------------------------------------------------------
           59,822  Intuit Inc.(1)                                         3,189
--------------------------------------------------------------------------------
          372,100  Microsoft Corporation                                  9,730
--------------------------------------------------------------------------------
          654,320  Oracle Corp.(1)                                        7,989
--------------------------------------------------------------------------------
                                                                         30,081
--------------------------------------------------------------------------------
SPECIALTY RETAIL -- 2.6%
--------------------------------------------------------------------------------
            8,908  American Eagle Outfitters, Inc.                          205
--------------------------------------------------------------------------------
          473,094  Barnes & Noble Inc.(2)                                20,187
--------------------------------------------------------------------------------
          263,892  Charming Shoppes, Inc.(1)(2)                           3,483
--------------------------------------------------------------------------------
           76,598  Children's Place Retail Stores, Inc.
                   (The)(1)(2)                                            3,785
--------------------------------------------------------------------------------
           18,228  Dress Barn Inc.(1)(2)                                    704
--------------------------------------------------------------------------------
          503,856  Home Depot, Inc.                                      20,396
--------------------------------------------------------------------------------
           43,052  Lowe's Companies, Inc.                                 2,870
--------------------------------------------------------------------------------
          404,990  Payless ShoeSource, Inc.(1)(2)                        10,165
--------------------------------------------------------------------------------
                                                                         61,795
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE -- 2.6%
--------------------------------------------------------------------------------
          166,400  Corus Bankshares Inc.(2)                               9,363
--------------------------------------------------------------------------------
          262,861  Downey Financial Corp.(2)                             17,978
--------------------------------------------------------------------------------
          124,286  Fremont General Corp.(2)                               2,887
--------------------------------------------------------------------------------
          248,771  Golden West Financial Corp.                           16,419
--------------------------------------------------------------------------------
          343,802  Washington Mutual, Inc.                               14,955
--------------------------------------------------------------------------------
                                                                         61,602
--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS -- 0.1%
--------------------------------------------------------------------------------
           77,791  UAP Holding Corp.(2)                                   1,588
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.9%
--------------------------------------------------------------------------------
          893,522  Sprint Nextel Corp.                                   20,873
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $2,114,907)                                                     2,400,355
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
14

Equity Growth - Schedule of Investments

DECEMBER 31, 2005

                              ($ IN THOUSANDS)                          Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 1.0%

Repurchase Agreement, Credit Suisse First
Boston, Inc., (collateralized by various U.S.
Treasury obligations, 5.25%, 2/15/29, valued
at $25,010), in a joint trading account at
3.40%, dated 12/30/05, due 1/3/06
(Delivery value $24,109)
(Cost $24,100)                                                       $   24,100
--------------------------------------------------------------------------------
COLLATERAL RECEIVED FOR
SECURITIES LENDING(4) -- 9.3%

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------
Repurchase Agreement, UBS AG, (collateralized
by various U.S. Government Agency obligations
in a pooled account at the lending agent),
4.25%, dated 12/30/05, due 1/3/06
(Delivery value $225,086)
(Cost $224,980)                                                         224,980
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 109.9%
(Cost $2,363,987)                                                     2,649,435
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (9.9)%                                 (238,661)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                           $2,410,774
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of December 31, 2005.

(3) Industry is less than 0.05% of total net assets.

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions. (See Note 6 in
    Notes to Financial Statements.)

See Notes to Financial Statements.

------
15

Income & Growth - Performance

TOTAL RETURNS AS OF DECEMBER 31, 2005
                                   --------------------------------
                                        AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                           SINCE       INCEPTION
                        1 YEAR     5 YEARS   10 YEARS    INCEPTION       DATE
--------------------------------------------------------------------------------
INVESTOR CLASS           4.79%      2.54%      9.80%      12.48%       12/17/90
--------------------------------------------------------------------------------
S&P 500 INDEX(1)         4.91%      0.54%      9.08%      11.51%(2)          --
--------------------------------------------------------------------------------
Institutional Class      5.00%      2.75%        --        5.71%        1/28/98
--------------------------------------------------------------------------------
Advisor Class            4.53%      2.28%        --        5.30%       12/15/97
--------------------------------------------------------------------------------
C Class                  3.73%        --         --        2.76%        6/28/01
--------------------------------------------------------------------------------
R Class(3)               4.31%        --         --       12.58%        8/29/03
--------------------------------------------------------------------------------

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    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(2) Since 12/20/90, the date nearest the Investor Class's inception for which data are available.

(3) Class returns would have been lower if the class had not received partial reimbursements of its distribution and service fees.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

                                                                    (continued)

------
16

Income & Growth - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made December 31, 1995

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended December 31
---------------------------------------------------------------------------------------------------------
                 1996     1997     1998     1999      2000      2001      2002     2003     2004    2005
---------------------------------------------------------------------------------------------------------
Investor Class  24.15%   34.45%   27.67%   17.96%   -10.54%    -8.37%   -19.37%   29.62%   12.98%   4.79%
---------------------------------------------------------------------------------------------------------
S&P 500 Index   22.96%   33.36%   28.58%   21.04%    -9.10%   -11.89%   -22.10%   28.68%   10.88%   4.91%
---------------------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
17

Income & Growth - Portfolio Commentary

PORTFOLIO MANAGERS: JOHN SCHNIEDWIND, KURT BORGWARDT, AND ZILI ZHANG

PERFORMANCE SUMMARY

Income & Growth produced positive results in 2005 but underperformed its benchmark, the S&P 500 Index, for the first time in five years. The portfolio posted a total return of 4.79%* for the year, narrowly trailing the 4.91% return of the S&P 500.

STOCK MARKET REVIEW

Stocks quietly generated modest gains in 2005, their third straight year of positive performance. Energy was the dominant theme in the stock market for the year, with oil prices reaching a record high of more than $70 a barrel in
August. Rising short-term interest rates and a devastating hurricane season also served as headwinds for the stock market during the year.

Positive influences on the market included unexpectedly strong earnings, which enabled the S&P 500 to extend its streak of double-digit earnings growth to 14 consecutive quarters. However, this growth was driven almost entirely by sharply higher profits in the energy sector. The economy remained healthy, growing by
3.5% in 2005, and declining oil prices late in the year helped ease inflation concerns.

Overall, the major stock indexes each advanced by approximately 5% in 2005.
Based on the performance of the Standard & Poor's indexes, mid-cap stocks posted the best results, followed by small-cap and large-cap issues. In the large-cap segment of the market, value stocks outperformed growth for the sixth year in a row.

Eight of the ten sectors in the S&P 500 gained in 2005, led by energy and utilities--the biggest beneficiaries of higher energy prices. The only two sectors of the market to decline during the year were consumer discretionary and telecommunication services.

CONSUMER DISCRETIONARY AND ENERGY STOCKS HURT RESULTS

Disappointing stock selection in the best- and worst-performing sectors of the market led to the fund's slight underperformance of the S&P 500 in 2005. The portfolio's consumer discretionary holdings posted larger declines than their counterparts in the index. The worst individual contributor in the portfolio, by a wide margin, was Ford Motor. Ford saw its sales decline thanks to high fuel prices and tough competition from foreign car makers. As a result, the company lost market share, reported disappointing earnings, and had its credit rating cut.

TOP TEN HOLDINGS
AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          12/31/05               6/30/05
--------------------------------------------------------------------------------
Bank of America Corp.                       4.9%                  4.8%
--------------------------------------------------------------------------------
Intel Corp.                                 3.8%                  3.9%
--------------------------------------------------------------------------------
Exxon Mobil Corp.                           3.5%                  2.8%
--------------------------------------------------------------------------------
Chevron Corp.                               2.8%                  3.3%
--------------------------------------------------------------------------------
Washington Mutual, Inc.                     2.8%                  2.0%
--------------------------------------------------------------------------------
Johnson & Johnson                           2.7%                  3.3%
--------------------------------------------------------------------------------
National City Corp.                         2.7%                  2.7%
--------------------------------------------------------------------------------
PG&E Corp.                                  2.6%                  0.6%
--------------------------------------------------------------------------------
Loews Corp.                                 2.6%                  1.7%
--------------------------------------------------------------------------------
Pfizer Inc.                                 2.1%                  2.3%
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary are for Investor Class shares.

                                                                    (continued)

------
18

Income & Growth - Portfolio Commentary

Other consumer discretionary stocks that weighed on relative performance included photo products maker Eastman Kodak, which suffered steep quarterly losses amid a transition from film to digital photos, and media giant Time
Warner, which was buffeted by speculation about a possible break-up of the company.

The fund's energy stocks posted the highest returns in the portfolio but lagged the energy sector in the S&P 500. The fund emphasized oil and gas producers, with limited exposure to oil equipment and services providers. However, equipment and services stocks posted better results, benefiting from a substantial increase in drilling and exploration activity. Nonetheless, the top relative contributor in the portfolio for the year was an energy stock--oil and gas producer Sunoco.

WINNERS IN MATERIALS, HEALTH CARE, AND TECHNOLOGY

Materials and health care stocks provided the biggest boost to relative performance in 2005. In the materials sector, copper producer Phelps Dodge was the main positive contributor as copper prices surged to an all-time high by the end of the year.

Among health care stocks, the best performers were wholesale drug distributors
McKesson and AmerisourceBergen. Both companies benefited from the successful transition to a fee-for-services business model, which led to higher profit margins and strong earnings growth.

Stock selection in the information technology sector also proved favorable.
Cellular phone maker Motorola posted healthy earnings growth and captured a higher share of the U.S. market after introducing a number of successful new products. We made good decisions among computer makers by overweighting
Hewlett-Packard and avoiding Dell; H-P's new CEO cut costs and improved profitability, while Dell reported lower-than-expected earnings.

INCOME & GROWTH'S FIVE LARGEST
OVERWEIGHTS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         PORTFOLIO'S             S&P 500
                                           STOCKS                 INDEX
--------------------------------------------------------------------------------
Bank of America Corp.                       4.93%                 1.65%
--------------------------------------------------------------------------------
National City Corp.                         2.69%                 0.16%
--------------------------------------------------------------------------------
Intel Corp.                                 3.85%                 1.34%
--------------------------------------------------------------------------------
PG&E Corp.                                  2.61%                 0.11%
--------------------------------------------------------------------------------
Loews Corp.                                 2.58%                 0.11%
--------------------------------------------------------------------------------

INCOME & GROWTH'S FIVE LARGEST
UNDERWEIGHTS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         PORTFOLIO'S             S&P 500
                                           STOCKS                 INDEX
--------------------------------------------------------------------------------
General Electric Co.                        0.09%                 3.29%
--------------------------------------------------------------------------------
Procter & Gamble Co.
(The)                                        --                   1.72%
--------------------------------------------------------------------------------
American International
Group, Inc.                                  --                   1.57%
--------------------------------------------------------------------------------
Altria Group Inc.                            --                   1.38%
--------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                      --                   1.23%
--------------------------------------------------------------------------------

------
19

Income & Growth - Schedule of Investments

DECEMBER 31, 2005

Shares                            ($ IN THOUSANDS)                      Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 99.7%

AEROSPACE & DEFENSE -- 2.2%
--------------------------------------------------------------------------------
          110,138  Lockheed Martin Corp.                             $    7,008
--------------------------------------------------------------------------------
        1,631,121  Northrop Grumman Corp.                                98,047
--------------------------------------------------------------------------------
                                                                        105,055
--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS -- 1.1%
--------------------------------------------------------------------------------
          132,185  FedEx Corporation                                     13,667
--------------------------------------------------------------------------------
          516,641  United Parcel Service, Inc. Cl B                      38,825
--------------------------------------------------------------------------------
                                                                         52,492
--------------------------------------------------------------------------------
AIRLINES -- 0.1%
--------------------------------------------------------------------------------
          417,400  Southwest Airlines Co.                                 6,858
--------------------------------------------------------------------------------
AUTO COMPONENTS -- 0.4%
--------------------------------------------------------------------------------
          665,287  Goodyear Tire & Rubber Co.
                   (The)(1)(2)                                           11,563
--------------------------------------------------------------------------------
          218,231  TRW Automotive Holdings
                   Corp.(1)(2)                                            5,750
--------------------------------------------------------------------------------
                                                                         17,313
--------------------------------------------------------------------------------
AUTOMOBILES -- 1.8%
--------------------------------------------------------------------------------
       11,224,630  Ford Motor Company(2)                                 86,654
--------------------------------------------------------------------------------
BEVERAGES(3)
--------------------------------------------------------------------------------
           23,709  Molson Coors Brewing Co.(2)                            1,588
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.6%
--------------------------------------------------------------------------------
          327,210  Amgen Inc.(1)                                         25,804
--------------------------------------------------------------------------------
        1,894,914  Applera Corporation-Applied
                   Biosystems Group                                      50,329
--------------------------------------------------------------------------------
           19,090  ViroPharma Inc.(1)(2)                                    354
--------------------------------------------------------------------------------
                                                                         76,487
--------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.1%
--------------------------------------------------------------------------------
           95,185  USG Corp.(1)(2)                                        6,187
--------------------------------------------------------------------------------
CAPITAL MARKETS -- 0.8%
--------------------------------------------------------------------------------
          176,439  American Capital Strategies Ltd.(2)                    6,389
--------------------------------------------------------------------------------
          436,483  Morgan Stanley                                        24,766
--------------------------------------------------------------------------------
          251,179  Raymond James Financial, Inc.(2)                       9,462
--------------------------------------------------------------------------------
                                                                         40,617
--------------------------------------------------------------------------------
CHEMICALS -- 1.8%
--------------------------------------------------------------------------------
          710,107  Eastman Chemical Company                              36,634
--------------------------------------------------------------------------------
        2,009,266  Lyondell Chemical Co.                                 47,861
--------------------------------------------------------------------------------
          195,570  Olin Corp.(2)                                          3,849
--------------------------------------------------------------------------------
                                                                         88,344
--------------------------------------------------------------------------------
COMMERCIAL BANKS -- 10.7%
--------------------------------------------------------------------------------
        5,095,640  Bank of America Corp.                                235,165
--------------------------------------------------------------------------------
          349,546  Comerica Inc.                                         19,840
--------------------------------------------------------------------------------
        1,278,367  First Horizon National Corp.(2)                       49,140
--------------------------------------------------------------------------------
        3,819,097  National City Corp.                                  128,208
--------------------------------------------------------------------------------
          518,963  Wachovia Corp.                                        27,432
--------------------------------------------------------------------------------
          781,131  Wells Fargo & Co.                                     49,078
--------------------------------------------------------------------------------
                                                                        508,863
--------------------------------------------------------------------------------

Shares                            ($ IN THOUSANDS)                      Value
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 0.8%
--------------------------------------------------------------------------------
          250,210  John H. Harland Company(2)                        $    9,408
--------------------------------------------------------------------------------
          631,585  PHH Corp.(1)(2)                                       17,696
--------------------------------------------------------------------------------
          316,269  R.R. Donnelley & Sons Company                         10,820
--------------------------------------------------------------------------------
                                                                         37,924
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 0.2%
--------------------------------------------------------------------------------
          528,555  Motorola, Inc.                                        11,940
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 3.2%
--------------------------------------------------------------------------------
        2,311,047  Hewlett-Packard Co.                                   66,165
--------------------------------------------------------------------------------
          154,636  Imation Corporation(2)                                 7,124
--------------------------------------------------------------------------------
          914,713  International Business Machines
                   Corp.                                                 75,190
--------------------------------------------------------------------------------
          115,603  Komag, Inc.(1)(2)                                      4,007
--------------------------------------------------------------------------------
                                                                        152,486
--------------------------------------------------------------------------------
CONSUMER FINANCE -- 0.6%
--------------------------------------------------------------------------------
           60,932  American Express Co.                                   3,136
--------------------------------------------------------------------------------
          242,721  Capital One Financial Corp.                           20,971
--------------------------------------------------------------------------------
          130,095  CompuCredit Corp.(1)(2)                                5,006
--------------------------------------------------------------------------------
                                                                         29,113
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING -- 0.1%
--------------------------------------------------------------------------------
          130,527  Silgan Holdings Inc.(2)                                4,715
--------------------------------------------------------------------------------
DISTRIBUTORS -- 0.3%
--------------------------------------------------------------------------------
          179,529  Building Materials Holding Corp.(2)                   12,246
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 1.0%
--------------------------------------------------------------------------------
        1,005,218  Citigroup Inc.                                        48,783
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.4%
--------------------------------------------------------------------------------
        2,590,413  AT&T Inc.                                             63,440
--------------------------------------------------------------------------------
           12,058  PanAmSat Holding Corp.(2)                                295
--------------------------------------------------------------------------------
        1,705,714  Verizon Communications                                51,376
--------------------------------------------------------------------------------
                                                                        115,111
--------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 1.3%
--------------------------------------------------------------------------------
          572,065  Edison International                                  24,948
--------------------------------------------------------------------------------
          308,461  FirstEnergy Corp.                                     15,112
--------------------------------------------------------------------------------
          310,647  Pepco Holdings, Inc.                                   6,949
--------------------------------------------------------------------------------
          384,093  Pinnacle West Capital Corp.                           15,882
--------------------------------------------------------------------------------
                                                                         62,891
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.0%
--------------------------------------------------------------------------------
        1,517,961  Arrow Electronics, Inc.(1)                            48,620
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES -- 0.3%
--------------------------------------------------------------------------------
          343,149  Veritas DGC Inc.(1)(2)                                12,178
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING -- 1.2%
--------------------------------------------------------------------------------
           39,883  Longs Drug Stores Corp.(2)                             1,451
--------------------------------------------------------------------------------
        1,711,346  Supervalu Inc.                                        55,585
--------------------------------------------------------------------------------
                                                                         57,036
--------------------------------------------------------------------------------
FOOD PRODUCTS -- 1.6%
--------------------------------------------------------------------------------
          444,138  Archer-Daniels-Midland Co.                            10,952
--------------------------------------------------------------------------------
        1,004,597  Chiquita Brands International,
                   Inc.(2)                                               20,102
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
20

Income & Growth - Schedule of Investments

DECEMBER 31, 2005

Shares                            ($ IN THOUSANDS)                      Value
--------------------------------------------------------------------------------

           22,402  General Mills, Inc.                               $    1,105
--------------------------------------------------------------------------------
        1,117,597  Pilgrim's Pride Corp.(2)                              37,060
--------------------------------------------------------------------------------
            5,286  Seaboard Corp.(2)                                      7,987
--------------------------------------------------------------------------------
                                                                         77,206
--------------------------------------------------------------------------------
GAS UTILITIES -- 1.3%
--------------------------------------------------------------------------------
        1,060,381  NICOR Inc.(2)                                         41,683
--------------------------------------------------------------------------------
          942,858  UGI Corp.                                             19,423
--------------------------------------------------------------------------------
                                                                         61,106
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.5%
--------------------------------------------------------------------------------
          578,884  Becton Dickinson & Co.                                34,779
--------------------------------------------------------------------------------
          832,787  Hospira Inc.(1)                                       35,627
--------------------------------------------------------------------------------
                                                                         70,406
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES -- 2.1%
--------------------------------------------------------------------------------
          999,346  AmerisourceBergen Corp.(2)                            41,373
--------------------------------------------------------------------------------
          399,825  Kindred Healthcare Inc.(1)(2)                         10,299
--------------------------------------------------------------------------------
          166,007  Magellan Health Services Inc.(1)(2)                    5,221
--------------------------------------------------------------------------------
          869,721  McKesson Corp.                                        44,869
--------------------------------------------------------------------------------
                                                                        101,762
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- 0.9%
--------------------------------------------------------------------------------
          533,332  Darden Restaurants, Inc.                              20,736
--------------------------------------------------------------------------------
          706,117  McDonald's Corporation                                23,810
--------------------------------------------------------------------------------
                                                                         44,546
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 1.5%
--------------------------------------------------------------------------------
           15,270  American Greetings Cl A(2)                               335
--------------------------------------------------------------------------------
          297,586  Black & Decker Corporation                            25,877
--------------------------------------------------------------------------------
          917,686  Newell Rubbermaid Inc.                                21,823
--------------------------------------------------------------------------------
           36,752  Stanley Works (The)                                    1,766
--------------------------------------------------------------------------------
          891,590  Tupperware Corp.(2)                                   19,972
--------------------------------------------------------------------------------
                                                                         69,773
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 1.9%
--------------------------------------------------------------------------------
        1,549,695  Kimberly-Clark Corp.                                  92,439
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 0.6%
--------------------------------------------------------------------------------
          126,416  General Electric Co.                                   4,431
--------------------------------------------------------------------------------
            4,672  Teleflex Inc.                                            304
--------------------------------------------------------------------------------
          783,943  Tyco International Ltd.                               22,624
--------------------------------------------------------------------------------
                                                                         27,359
--------------------------------------------------------------------------------
INSURANCE -- 7.9%
--------------------------------------------------------------------------------
        1,220,294  Ace, Ltd.                                             65,213
--------------------------------------------------------------------------------
           73,042  American Financial Group, Inc.                         2,798
--------------------------------------------------------------------------------
          355,710  AON Corp.                                             12,788
--------------------------------------------------------------------------------
          156,109  Chubb Corp.                                           15,244
--------------------------------------------------------------------------------
          768,765  Endurance Specialty Holdings
                   Ltd.                                                  27,560
--------------------------------------------------------------------------------
          396,703  Fidelity National Financial, Inc.                     14,595
--------------------------------------------------------------------------------
           69,423  Fidelity National Title Group, Inc.
                   Cl A(2)                                                1,690
--------------------------------------------------------------------------------
        1,461,520  First American Financial Corp.
                   (The)                                                 66,207
--------------------------------------------------------------------------------

Shares                            ($ IN THOUSANDS)                      Value
--------------------------------------------------------------------------------

          273,111  LandAmerica Financial Group
                   Inc.(2)                                           $   17,042
--------------------------------------------------------------------------------
        1,300,394  Loews Corp.                                          123,343
--------------------------------------------------------------------------------
          207,109  Nationwide Financial Services
                   Cl A                                                   9,113
--------------------------------------------------------------------------------
          254,644  Protective Life Corporation                           11,146
--------------------------------------------------------------------------------
          183,746  St. Paul Travelers Companies,
                   Inc. (The)                                             8,208
--------------------------------------------------------------------------------
           84,615  Zenith National Insurance Corp.                        3,902
--------------------------------------------------------------------------------
                                                                        378,849
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES -- 1.7%
--------------------------------------------------------------------------------
        5,131,042  Earthlink Inc.(1)(2)                                  57,006
--------------------------------------------------------------------------------
        1,549,639  United Online, Inc.(2)                                22,036
--------------------------------------------------------------------------------
                                                                         79,042
--------------------------------------------------------------------------------
IT SERVICES -- 0.5%
--------------------------------------------------------------------------------
          480,945  Computer Sciences Corp.(1)                            24,355
--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS -- 0.1%
--------------------------------------------------------------------------------
          167,567  Hasbro, Inc.                                           3,382
--------------------------------------------------------------------------------
MACHINERY -- 1.7%
--------------------------------------------------------------------------------
          883,302  Cummins Inc.(2)                                       79,259
--------------------------------------------------------------------------------
           54,853  Navistar International Corp.(1)(2)                     1,570
--------------------------------------------------------------------------------
                                                                         80,829
--------------------------------------------------------------------------------
MEDIA -- 3.2%
--------------------------------------------------------------------------------
          182,982  Citadel Broadcasting Corp.(2)                          2,459
--------------------------------------------------------------------------------
        1,162,439  Disney (Walt) Co.                                     27,864
--------------------------------------------------------------------------------
          781,846  Regal Entertainment Group(2)                          14,871
--------------------------------------------------------------------------------
        3,767,694  Time Warner Inc.                                      65,708
--------------------------------------------------------------------------------
        1,255,883  Viacom, Inc. Cl B                                     40,942
--------------------------------------------------------------------------------
                                                                        151,844
--------------------------------------------------------------------------------
METALS & MINING -- 1.8%
--------------------------------------------------------------------------------
          589,426  Nucor Corp.(2)                                        39,327
--------------------------------------------------------------------------------
          316,039  Phelps Dodge Corp.                                    45,468
--------------------------------------------------------------------------------
           58,642  Quanex Corporation(2)                                  2,930
--------------------------------------------------------------------------------
                                                                         87,725
--------------------------------------------------------------------------------
MULTI-UTILITIES -- 3.5%
--------------------------------------------------------------------------------
          106,764  Ameren Corp.(2)                                        5,471
--------------------------------------------------------------------------------
        1,819,562  NiSource Inc.                                         37,956
--------------------------------------------------------------------------------
        3,357,098  PG&E Corp.(2)                                        124,615
--------------------------------------------------------------------------------
                                                                        168,042
--------------------------------------------------------------------------------
MULTILINE RETAIL -- 1.7%
--------------------------------------------------------------------------------
        1,251,106  Federated Department Stores,
                   Inc.                                                  82,986
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS -- 9.9%
--------------------------------------------------------------------------------
        2,397,505  Chevron Corp.                                        136,106
--------------------------------------------------------------------------------
        1,399,636  ConocoPhillips                                        81,431
--------------------------------------------------------------------------------
        2,945,546  Exxon Mobil Corp.                                    165,452
--------------------------------------------------------------------------------
          593,778  Marathon Oil Corp.                                    36,203
--------------------------------------------------------------------------------
          467,986  Sunoco, Inc.(2)                                       36,681
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
21

Income & Growth - Schedule of Investments

DECEMBER 31, 2005

Shares                            ($ IN THOUSANDS)                      Value
--------------------------------------------------------------------------------

          352,642  Valero Energy Corp.                               $   18,196
--------------------------------------------------------------------------------
                                                                        474,069
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 1.0%
--------------------------------------------------------------------------------
        1,660,866  Louisiana-Pacific Corp.(2)                            45,624
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 7.6%
--------------------------------------------------------------------------------
          263,977  Alpharma Inc. Cl A                                     7,526
--------------------------------------------------------------------------------
        2,157,034  Johnson & Johnson                                    129,639
--------------------------------------------------------------------------------
        2,001,976  King Pharmaceuticals, Inc.(1)                         33,873
--------------------------------------------------------------------------------
        2,991,147  Merck & Co., Inc.                                     95,148
--------------------------------------------------------------------------------
        4,208,970  Pfizer Inc.                                           98,153
--------------------------------------------------------------------------------
                                                                        364,339
--------------------------------------------------------------------------------
REAL ESTATE -- 2.6%
--------------------------------------------------------------------------------
        1,843,928  CBL & Associates Properties,
                   Inc.(2)                                               72,853
--------------------------------------------------------------------------------
          435,842  Colonial Properties Trust(2)                          18,296
--------------------------------------------------------------------------------
          471,925  Crescent Real Estate Equities
                   Co.(2)                                                 9,353
--------------------------------------------------------------------------------
           87,706  Health Care Property Investors,
                   Inc.(2)                                                2,242
--------------------------------------------------------------------------------
          156,116  iStar Financial Inc.                                   5,566
--------------------------------------------------------------------------------
          229,846  Lexington Corporate Properties
                   Trust(2)                                               4,896
--------------------------------------------------------------------------------
           83,771  Mack-Cali Realty Corp.                                 3,619
--------------------------------------------------------------------------------
          504,218  Trustreet Properties, Inc.(2)                          7,372
--------------------------------------------------------------------------------
                                                                        124,197
--------------------------------------------------------------------------------
ROAD & RAIL -- 0.8%
--------------------------------------------------------------------------------
          183,400  Burlington Northern Santa Fe
                   Corp.                                                 12,987
--------------------------------------------------------------------------------
          104,700  CSX Corporation                                        5,316
--------------------------------------------------------------------------------
          190,600  Norfolk Southern Corp.                                 8,545
--------------------------------------------------------------------------------
          126,600  Union Pacific Corp.                                   10,193
--------------------------------------------------------------------------------
                                                                         37,041
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- 3.9%
--------------------------------------------------------------------------------
        7,369,296  Intel Corp.                                          183,937
--------------------------------------------------------------------------------
           55,468  Texas Instruments Inc.                                 1,779
--------------------------------------------------------------------------------
                                                                        185,716
--------------------------------------------------------------------------------
SOFTWARE -- 2.0%
--------------------------------------------------------------------------------
        3,721,197  Microsoft Corporation                                 97,309
--------------------------------------------------------------------------------
SPECIALTY RETAIL -- 1.2%
--------------------------------------------------------------------------------
           79,384  American Eagle Outfitters, Inc.                        1,824
--------------------------------------------------------------------------------
           40,521  AutoNation, Inc.(1)                                      881
--------------------------------------------------------------------------------
          643,431  Barnes & Noble Inc.(2)                                27,455
--------------------------------------------------------------------------------
          368,347  Charming Shoppes, Inc.(1)(2)                           4,862
--------------------------------------------------------------------------------
          413,462  Payless ShoeSource, Inc.(1)                           10,378
--------------------------------------------------------------------------------
          644,340  Sonic Automotive, Inc.(2)                             14,356
--------------------------------------------------------------------------------
                                                                         59,756
--------------------------------------------------------------------------------

Shares                            ($ IN THOUSANDS)                      Value
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE -- 3.2%
--------------------------------------------------------------------------------
            5,014  Downey Financial Corp.(2)                         $      343
--------------------------------------------------------------------------------
          775,788  Fremont General Corp.(2)                              18,022
--------------------------------------------------------------------------------
        3,117,651  Washington Mutual, Inc.                              135,617
--------------------------------------------------------------------------------
                                                                        153,982
--------------------------------------------------------------------------------
TOBACCO -- 0.4%
--------------------------------------------------------------------------------
          189,176  Reynolds American Inc.(2)                             18,034
--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS(3)
--------------------------------------------------------------------------------
           23,908  UAP Holding Corp.(2)                                     488
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.6%
--------------------------------------------------------------------------------
          162,050  ALLTEL Corp.                                          10,225
--------------------------------------------------------------------------------
          719,033  Sprint Nextel Corp.                                   16,797
--------------------------------------------------------------------------------
                                                                         27,022
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $4,152,204)                                                     4,772,729
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 2.0%

Repurchase Agreement, Morgan Stanley Group,
Inc., (collateralized by various U.S. Treasury
obligations, 7.25%, 8/15/23, valued at $99,785),
in a joint trading account at 3.37%, dated
12/30/05, due 1/3/06 (Delivery value $97,737)
(Cost $97,700)                                                           97,700
--------------------------------------------------------------------------------
COLLATERAL RECEIVED FOR
SECURITIES LENDING(4) -- 9.6%

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------
Repurchase Agreement, UBS AG, (collateralized
by various U.S. Government Agency obligations
in a pooled account at the lending agent),
4.25%, dated 12/30/05, due 1/3/06 (Delivery
value $458,693)
(Cost $458,476)                                                         458,476
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 111.3%
(Cost $4,708,380)                                                     5,328,905
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (11.3)%                                (541,710)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                           $4,787,195
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of December 31, 2005.

(3) Industry is less than 0.05% of total net assets.

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions. (See Note 6 in
    Notes to Financial Statements.)

See Notes to Financial Statements.

------
22

Small Company - Performance

TOTAL RETURNS AS OF DECEMBER 31, 2005
                                       -----------------------
                                       AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                       SINCE           INCEPTION
                        1 YEAR         5 YEARS       INCEPTION            DATE
--------------------------------------------------------------------------------
INVESTOR CLASS           7.13%         16.06%         13.30%            7/31/98
--------------------------------------------------------------------------------
S&P SMALLCAP
600 INDEX(1)             7.68%         10.76%         10.59%              --
--------------------------------------------------------------------------------
Institutional Class      7.26%         16.26%         17.01%            10/1/99
--------------------------------------------------------------------------------
Advisor Class            6.74%         15.78%         13.57%            9/7/00
--------------------------------------------------------------------------------
R Class(2)               6.54%            --          22.68%            8/29/03
--------------------------------------------------------------------------------

(1) Data provided by Lipper Inc. - A Reuters Company. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(2) Class returns would have been lower if the class had not received partial reimbursements of its distribution and service fees.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

                                                                    (continued)

------
23

Small Company - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made July 31, 1998

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended December 31
--------------------------------------------------------------------------------
                    1998*   1999    2000   2001     2002    2003    2004   2005
--------------------------------------------------------------------------------
Investor Class      0.40%   9.76%   8.90%  3.99%   -4.00%  53.57%  28.28%  7.13%
--------------------------------------------------------------------------------
S&P SmallCap
600 Index           0.71%  12.40%  11.80%  6.54%  -14.63%  38.79%  22.65%  7.68%
--------------------------------------------------------------------------------
*From 7/31/98 (fund inception) to 12/31/98. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
24

Small Company - Portfolio Commentary

PORTFOLIO MANAGERS: MATTI VON TURK AND BILL MARTIN

PERFORMANCE SUMMARY

Small Company gained in 2005 but trailed its benchmark, the S&P SmallCap 600
Index, for the first time in four years. The fund posted a total return of
7.13%* for the year, compared with the 7.68% return of the S&P SmallCap 600.
However, Small Company outperformed the average small-cap core fund, which returned 6.42% according to Lipper Inc.**

STOCK MARKET REVIEW

Stocks quietly generated modest gains in 2005, their third straight year of positive performance. Energy was the dominant theme in the stock market for the year, with oil prices reaching a record high of more than $70 a barrel in
August. Rising short-term interest rates and a devastating hurricane season also served as headwinds for the stock market during the year.

Positive influences on the market included unexpectedly strong earnings, which enabled the S&P 500 to extend its streak of double-digit earnings growth to 14 consecutive quarters. However, this growth was driven almost entirely by sharply higher profits in the energy sector. The economy remained healthy, growing by
3.5% in 2005, and declining oil prices late in the year helped ease inflation concerns.

Overall, the major stock indexes each advanced by approximately 5% in 2005.
Based on the performance of the Standard & Poor's indexes, mid-cap stocks posted the best results, followed by small-cap and large-cap issues. Within the S&P
SmallCap 600, growth stocks outperformed value for the first time since 1999.
Eight of the ten sectors in the S&P SmallCap 600 gained in 2005, led by energy--the biggest beneficiary of higher oil prices--and industrials. The only two sectors of the index to decline during the year were consumer staples and telecommunication services.

MATERIALS, CONSUMER DISCRETIONARY HURT RESULTS

Disappointing stock selection in two key sectors of the portfolio was primarily responsible for Small Company's underperformance of the S&P SmallCap 600. The portfolio's materials and consumer discretionary holdings declined in 2005, while their counterparts in the index posted positive results.

TOP TEN HOLDINGS
AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          12/31/05               6/30/05
--------------------------------------------------------------------------------
USG Corp.                                   1.7%                  1.6%
--------------------------------------------------------------------------------
NVR, Inc.                                   1.6%                  2.0%
--------------------------------------------------------------------------------
Downey Financial Corp.                      1.5%                  1.4%
--------------------------------------------------------------------------------
Sierra Health
Services, Inc.                              1.4%                  0.1%
--------------------------------------------------------------------------------
Reliance Steel &
Aluminum Company                            1.3%                   --
--------------------------------------------------------------------------------
Komag, Inc.                                 1.3%                   --
--------------------------------------------------------------------------------
Energen Corp.                               1.3%                  1.1%
--------------------------------------------------------------------------------
McDermott
International, Inc.                         1.2%                  0.4%
--------------------------------------------------------------------------------
Quanex Corporation                          1.2%                  1.3%
--------------------------------------------------------------------------------
Earthlink Inc.                              1.2%                   --
--------------------------------------------------------------------------------

* All fund returns referenced in this commentary are for Investor Class shares.

**The average return of the Lipper Small-Cap Core Funds peer group was 9.15% for the 5-year period ended December 31, 2005 (see page 23 for related Small
  Company performance).

                                                                    (continued)

------
25

Small Company - Portfolio Commentary

In the materials sector, steelmaker AK Steel struggled with rising fuel and raw materials costs, as well as a decline in U.S. automakers--a significant component of its customer base. Agricultural chemicals producer Terra Industries was also hurt by higher natural gas prices, which forced it to suspend operations at several production facilities.

Specialty retailers detracted the most from relative results in the consumer discretionary sector. Video rental chain Movie Gallery was the fund's worst relative contributor, declining sharply thanks to a weak rental market and a costly acquisition of competitor Hollywood Entertainment (which the portfolio owned prior to the acquisition). Rent-to-own home furnishings retailer
Rent-A-Center reported declining same-store sales growth and higher operating costs, leading to an earnings shortfall. Both stocks were eliminated from the portfolio during the year.

INDUSTRIAL AND HEALTH CARE STOCKS OUTPERFORMED

Stock selection was most successful in the industrial and health care sectors.
Four of the top ten individual contributors to relative results were industrial stocks, led by building materials manufacturer USG and underwater oil drilling facilities builder McDermott International. USG benefited from continued
strength in housing and construction, while McDermott saw its earnings nearly triple during the year as rising oil prices led to a sharp increase in drilling activity.

Other top performers among the portfolio's industrial holdings included defense contractor United Defense Industries, which was acquired at a premium by BAE
Systems, and Walter Industries, an industrial conglomerate dominated by its homebuilding division.

In the health care sector, the best contributor was specialty drug maker Kos
Pharmaceuticals, which rose on strong sales of its flagship cholesterol drug.
Dade Behring, which makes diagnostic medical products, was another top performer as the company consistently exceeded earnings expectations throughout the year.

SMALL COMPANY'S FIVE LARGEST
OVERWEIGHTS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                            % OF                % OF S&P
                                         PORTFOLIO'S          SMALLCAP 600
                                           STOCKS                 INDEX
--------------------------------------------------------------------------------
USG Corp.                                   1.73%                  --
--------------------------------------------------------------------------------
McDermott
International, Inc.                         1.25%                  --
--------------------------------------------------------------------------------
Downey Financial Corp.                      1.51%                 0.27%
--------------------------------------------------------------------------------
Earthlink Inc.                              1.22%                  --
--------------------------------------------------------------------------------
Payless ShoeSource, Inc.                    1.16%                  --
--------------------------------------------------------------------------------

SMALL COMPANY'S FIVE LARGEST
UNDERWEIGHTS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                            % OF                % OF S&P
                                         PORTFOLIO'S          SMALLCAP 600
                                           STOCKS                 INDEX
--------------------------------------------------------------------------------
Cimarex Energy Co.                           --                   0.67%
--------------------------------------------------------------------------------
Roper Industries Inc.                        --                   0.64%
--------------------------------------------------------------------------------
Oshkosh Truck Corp.                          --                   0.62%
--------------------------------------------------------------------------------
Pharmaceutical Product
Development, Inc.                            --                   0.59%
--------------------------------------------------------------------------------
Massey Energy Co.                            --                   0.55%
--------------------------------------------------------------------------------

------
26

Small Company - Schedule of Investments

DECEMBER 31, 2005

Shares                            ($ IN THOUSANDS)                      Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 99.9%

AEROSPACE & DEFENSE -- 0.7%
--------------------------------------------------------------------------------
           26,635  Alliant Techsystems Inc.(1)                       $    2,029
--------------------------------------------------------------------------------
          163,718  DHB Industries Inc.(1)                                   732
--------------------------------------------------------------------------------
           68,831  Esterline Technologies Corp.(1)                        2,560
--------------------------------------------------------------------------------
           46,270  Kaman Corp. Cl A                                         911
--------------------------------------------------------------------------------
          200,676  Teledyne Technologies Inc.(1)                          5,839
--------------------------------------------------------------------------------
                                                                         12,071
--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS -- 0.4%
--------------------------------------------------------------------------------
           73,174  EGL Inc.(1)                                            2,749
--------------------------------------------------------------------------------
          105,050  Forward Air Corp.                                      3,850
--------------------------------------------------------------------------------
                                                                          6,599
--------------------------------------------------------------------------------
AIRLINES -- 0.4%
--------------------------------------------------------------------------------
          109,640  Frontier Airlines, Inc.(1)                             1,013
--------------------------------------------------------------------------------
           96,531  Mesa Air Group, Inc.(1)                                1,010
--------------------------------------------------------------------------------
          191,592  SkyWest, Inc.                                          5,146
--------------------------------------------------------------------------------
                                                                          7,169
--------------------------------------------------------------------------------
AUTO COMPONENTS -- 1.9%
--------------------------------------------------------------------------------
        1,223,956  Goodyear Tire & Rubber Co.
                   (The)(1)                                              21,273
--------------------------------------------------------------------------------
           81,255  Shiloh Industries Inc.(1)                              1,077
--------------------------------------------------------------------------------
          509,721  TRW Automotive Holdings Corp.(1)                      13,431
--------------------------------------------------------------------------------
                                                                         35,781
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.4%
--------------------------------------------------------------------------------
           40,069  Albany Molecular Research, Inc.(1)                       487
--------------------------------------------------------------------------------
        1,024,602  Alkermes Inc.(1)                                      19,591
--------------------------------------------------------------------------------
          159,528  Kendle International Inc.(1)                           4,106
--------------------------------------------------------------------------------
           54,893  ViroPharma Inc.(1)                                     1,018
--------------------------------------------------------------------------------
                                                                         25,202
--------------------------------------------------------------------------------
BUILDING PRODUCTS -- 2.8%
--------------------------------------------------------------------------------
          448,405  Lennox International Inc.                             12,645
--------------------------------------------------------------------------------
          127,865  Universal Forest Products Inc.                         7,065
--------------------------------------------------------------------------------
          488,088  USG Corp.(1)                                          31,725
--------------------------------------------------------------------------------
                                                                         51,435
--------------------------------------------------------------------------------
CAPITAL MARKETS -- 0.3%
--------------------------------------------------------------------------------
           26,586  Calamos Asset Management, Inc.
                   Cl A                                                     836
--------------------------------------------------------------------------------
           19,867  Greenhill & Co. Inc.                                   1,116
--------------------------------------------------------------------------------
           48,166  Raymond James Financial, Inc.                          1,814
--------------------------------------------------------------------------------
           38,063  Stifel Financial Corp.(1)                              1,431
--------------------------------------------------------------------------------
                                                                          5,197
--------------------------------------------------------------------------------
CHEMICALS -- 1.4%
--------------------------------------------------------------------------------
           70,620  Eastman Chemical Company                               3,643
--------------------------------------------------------------------------------
          136,207  Hercules Inc.(1)                                       1,539
--------------------------------------------------------------------------------
          176,445  Pioneer Companies Inc.(1)                              5,288
--------------------------------------------------------------------------------
        2,149,219  Terra Industries Inc.(1)                              12,037
--------------------------------------------------------------------------------
          298,876  W.R. Grace & Co.(1)                                    2,809
--------------------------------------------------------------------------------
                                                                         25,316
--------------------------------------------------------------------------------

Shares                            ($ IN THOUSANDS)                      Value
--------------------------------------------------------------------------------
COMMERCIAL BANKS -- 4.3%
--------------------------------------------------------------------------------
           28,242  Bancfirst Corp.                                   $    2,231
--------------------------------------------------------------------------------
          387,677  Bank of Hawaii Corporation                            19,980
--------------------------------------------------------------------------------
           10,561  BOK Financial Corp.                                      480
--------------------------------------------------------------------------------
           93,527  Center Financial Corp.                                 2,353
--------------------------------------------------------------------------------
           76,784  City Holding Company                                   2,760
--------------------------------------------------------------------------------
          193,565  City National Corp.                                   14,022
--------------------------------------------------------------------------------
          137,642  Commerce Bancshares, Inc.                              7,174
--------------------------------------------------------------------------------
           12,022  Community Trust Bancorp Inc.                             370
--------------------------------------------------------------------------------
           52,788  Cullen/Frost Bankers, Inc.                             2,834
--------------------------------------------------------------------------------
          518,842  First Bancorp (Puerto Rico)                            6,439
--------------------------------------------------------------------------------
           15,276  First Citizens BancShares, Inc.                        2,664
--------------------------------------------------------------------------------
           26,993  First Indiana Corp.                                      928
--------------------------------------------------------------------------------
           16,194  First Regional Bancorp(1)                              1,094
--------------------------------------------------------------------------------
            5,428  International Bancshares Corp.                           159
--------------------------------------------------------------------------------
           40,383  Old Second Bancorp Inc.                                1,235
--------------------------------------------------------------------------------
           31,441  Southwest Bancorp Inc.                                   629
--------------------------------------------------------------------------------
           34,234  Taylor Capital Group Inc.                              1,383
--------------------------------------------------------------------------------
            7,872  TCF Financial Corp.                                      214
--------------------------------------------------------------------------------
          165,588  Westcorp                                              11,030
--------------------------------------------------------------------------------
           36,058  Wilmington Trust Corporation                           1,403
--------------------------------------------------------------------------------
           18,782  Wilshire Bancorp, Inc.                                   323
--------------------------------------------------------------------------------
                                                                         79,705
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 2.3%
--------------------------------------------------------------------------------
           42,221  Administaff, Inc.                                      1,775
--------------------------------------------------------------------------------
          309,271  Clean Harbors Inc.(1)                                  8,910
--------------------------------------------------------------------------------
           32,852  CompX International Inc.                                 526
--------------------------------------------------------------------------------
           23,121  Consolidated Graphics Inc.(1)                          1,095
--------------------------------------------------------------------------------
           10,940  Dun & Bradstreet Corp.(1)                                733
--------------------------------------------------------------------------------
          416,915  John H. Harland Company                               15,676
--------------------------------------------------------------------------------
          338,088  PHH Corp.(1)                                           9,473
--------------------------------------------------------------------------------
           32,178  Pico Holdings Inc.(1)                                  1,038
--------------------------------------------------------------------------------
           13,136  Spherion Corp.(1)                                        131
--------------------------------------------------------------------------------
           66,780  TeleTech Holdings Inc.(1)                                805
--------------------------------------------------------------------------------
           64,033  West Corp.(1)                                          2,699
--------------------------------------------------------------------------------
                                                                         42,861
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 1.6%
--------------------------------------------------------------------------------
          539,275  Adtran, Inc.                                          16,039
--------------------------------------------------------------------------------
           39,085  Blue Coat Systems, Inc.(1)                             1,787
--------------------------------------------------------------------------------
          369,591  Comtech Telecommunications
                   Corp.(1)                                              11,287
--------------------------------------------------------------------------------
          198,884  Glenayre Technologies Inc.(1)                            646
--------------------------------------------------------------------------------
                                                                         29,759
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 3.6%
--------------------------------------------------------------------------------
           23,514  Ampex Corp. Cl A(1)                                      479
--------------------------------------------------------------------------------
          633,582  Emulex Corp.(1)                                       12,539
--------------------------------------------------------------------------------
           29,934  Imation Corporation                                    1,379
--------------------------------------------------------------------------------
          383,180  Intergraph Corp.(1)                                   19,086
--------------------------------------------------------------------------------
          700,535  Komag, Inc.(1)                                        24,281
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
27

Small Company - Schedule of Investments

DECEMBER 31, 2005

Shares                            ($ IN THOUSANDS)                      Value
--------------------------------------------------------------------------------

          450,882  Western Digital Corp.(1)                          $    8,391
--------------------------------------------------------------------------------
                                                                         66,155
--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING -- 1.3%
--------------------------------------------------------------------------------
          513,102  McDermott International, Inc.(1)                      22,889
--------------------------------------------------------------------------------
           24,259  Michael Baker Corp.(1)                                   620
--------------------------------------------------------------------------------
                                                                         23,509
--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS -- 0.4%
--------------------------------------------------------------------------------
          160,439  Texas Industries Inc.                                  7,996
--------------------------------------------------------------------------------
CONSUMER FINANCE -- 0.1%
--------------------------------------------------------------------------------
           65,452  Ezcorp Inc.(1)                                         1,000
--------------------------------------------------------------------------------
           17,777  Nelnet Inc. Cl A(1)                                      723
--------------------------------------------------------------------------------
                                                                          1,723
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING -- 2.2%
--------------------------------------------------------------------------------
          619,764  Crown Holdings Inc.(1)                                12,104
--------------------------------------------------------------------------------
          254,770  Greif, Inc. Cl A                                      16,886
--------------------------------------------------------------------------------
           31,124  Rock-Tenn Co. Cl A                                       425
--------------------------------------------------------------------------------
          308,260  Silgan Holdings Inc.                                  11,134
--------------------------------------------------------------------------------
                                                                         40,549
--------------------------------------------------------------------------------
DISTRIBUTORS -- 1.1%
--------------------------------------------------------------------------------
          290,311  Building Materials Holding Corp.                      19,802
--------------------------------------------------------------------------------
           34,788  Earle M. Jorgensen Co.(1)                                321
--------------------------------------------------------------------------------
                                                                         20,123
--------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES -- 0.9%
--------------------------------------------------------------------------------
          155,084  Alderwoods Group Inc.(1)                               2,461
--------------------------------------------------------------------------------
          162,228  Escala Group Inc.(1)                                   3,290
--------------------------------------------------------------------------------
          347,457  Sotheby's Holdings Cl A(1)                             6,379
--------------------------------------------------------------------------------
          146,098  Vertrue Inc.(1)                                        5,162
--------------------------------------------------------------------------------
                                                                         17,292
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.2%
--------------------------------------------------------------------------------
          225,448  CenturyTel Inc.                                        7,476
--------------------------------------------------------------------------------
          239,665  Cincinnati Bell Inc.(1)                                  841
--------------------------------------------------------------------------------
          993,768  Premiere Global Services Inc.(1)                       8,079
--------------------------------------------------------------------------------
          546,410  Talk America Holdings Inc.(1)                          4,716
--------------------------------------------------------------------------------
           40,259  Valor Communications Group, Inc.                         459
--------------------------------------------------------------------------------
                                                                         21,571
--------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 0.6%
--------------------------------------------------------------------------------
          308,309  Allegheny Energy, Inc.(1)                              9,758
--------------------------------------------------------------------------------
           83,187  Pepco Holdings, Inc.                                   1,861
--------------------------------------------------------------------------------
                                                                         11,619
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.7%
--------------------------------------------------------------------------------
           53,002  Lamson & Sessions Co. (The)(1)                         1,326
--------------------------------------------------------------------------------
          353,366  Smith (A.O.) Corp.                                    12,403
--------------------------------------------------------------------------------
                                                                         13,729
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 4.4%
--------------------------------------------------------------------------------
          641,009  Agilysys Inc.                                         11,679
--------------------------------------------------------------------------------
          655,148  Arrow Electronics, Inc.(1)                            20,985
--------------------------------------------------------------------------------
          362,818  Avnet Inc.(1)                                          8,686
--------------------------------------------------------------------------------
          166,430  CalAmp Corp.(1)                                        1,746
--------------------------------------------------------------------------------

Shares                            ($ IN THOUSANDS)                      Value
--------------------------------------------------------------------------------

          206,836  Gerber Scientific, Inc.(1)                        $    1,979
--------------------------------------------------------------------------------
          462,609  Itron Inc.(1)                                         18,523
--------------------------------------------------------------------------------
           64,010  LoJack Corp.(1)                                        1,545
--------------------------------------------------------------------------------
          252,548  MTS Systems Corp.                                      8,748
--------------------------------------------------------------------------------
          166,545  Plexus Corp.(1)                                        3,787
--------------------------------------------------------------------------------
          118,334  Tessco Technologies Inc.(1)                            1,957
--------------------------------------------------------------------------------
           67,136  Zygo Corp.(1)                                            986
--------------------------------------------------------------------------------
                                                                         80,621
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES -- 1.9%
--------------------------------------------------------------------------------
          106,352  Core Laboratories N.V.(1)                              3,973
--------------------------------------------------------------------------------
           76,356  Offshore Logistics, Inc.(1)                            2,230
--------------------------------------------------------------------------------
           83,501  SEACOR Holdings Inc.(1)                                5,686
--------------------------------------------------------------------------------
          627,484  Veritas DGC Inc.(1)                                   22,270
--------------------------------------------------------------------------------
                                                                         34,159
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING -- 1.6%
--------------------------------------------------------------------------------
          576,973  Longs Drug Stores Corp.                               20,996
--------------------------------------------------------------------------------
          254,905  Nash Finch Co.                                         6,495
--------------------------------------------------------------------------------
           97,346  Spartan Stores, Inc.(1)                                1,014
--------------------------------------------------------------------------------
                                                                         28,505
--------------------------------------------------------------------------------
FOOD PRODUCTS -- 2.4%
--------------------------------------------------------------------------------
          348,755  Chiquita Brands International, Inc.                    6,979
--------------------------------------------------------------------------------
          230,500  Del Monte Foods Co.(1)                                 2,404
--------------------------------------------------------------------------------
          180,184  M&F Worldwide Corp.(1)                                 2,941
--------------------------------------------------------------------------------
          580,722  Pilgrim's Pride Corp.                                 19,256
--------------------------------------------------------------------------------
            8,587  Seaboard Corp.                                        12,975
--------------------------------------------------------------------------------
                                                                         44,555
--------------------------------------------------------------------------------
GAS UTILITIES -- 2.8%
--------------------------------------------------------------------------------
          654,127  Energen Corp.                                         23,758
--------------------------------------------------------------------------------
          226,924  NICOR Inc.                                             8,920
--------------------------------------------------------------------------------
          920,639  UGI Corp.                                             18,965
--------------------------------------------------------------------------------
                                                                         51,643
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 4.8%
--------------------------------------------------------------------------------
           24,927  Candela Corp.(1)                                         360
--------------------------------------------------------------------------------
           17,838  Cantel Medical Corp.(1)                                  320
--------------------------------------------------------------------------------
          147,323  Cutera, Inc.(1)                                        3,883
--------------------------------------------------------------------------------
          510,012  Dade Behring Holdings Inc.                            20,855
--------------------------------------------------------------------------------
           50,009  Dentsply International Inc.                            2,685
--------------------------------------------------------------------------------
            4,526  DJ Orthopedics Inc.(1)                                   125
--------------------------------------------------------------------------------
          206,857  Edwards Lifesciences
                   Corporation(1)                                         8,607
--------------------------------------------------------------------------------
          339,050  Haemonetics Corporation(1)                            16,567
--------------------------------------------------------------------------------
           51,200  Hologic, Inc.(1)                                       1,942
--------------------------------------------------------------------------------
           45,557  ICU Medical Inc.(1)                                    1,786
--------------------------------------------------------------------------------
           34,490  Kinetic Concepts Inc.(1)                               1,371
--------------------------------------------------------------------------------
          157,338  Mettler-Toledo International, Inc.(1)                  8,685
--------------------------------------------------------------------------------
           53,785  Millipore Corp.(1)                                     3,552
--------------------------------------------------------------------------------
          176,535  Nutraceutical International Corp.(1)                   2,392
--------------------------------------------------------------------------------
           93,105  Respironics, Inc.(1)                                   3,451
--------------------------------------------------------------------------------
          271,896  SurModics Inc.(1)                                     10,057
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
28

Small Company - Schedule of Investments

DECEMBER 31, 2005

Shares                            ($ IN THOUSANDS)                      Value
--------------------------------------------------------------------------------

           18,571  Sybron Dental Specialties Inc.(1)                 $      739
--------------------------------------------------------------------------------
           35,420  Vital Signs Inc.                                       1,517
--------------------------------------------------------------------------------
                                                                         88,894
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES -- 4.1%
--------------------------------------------------------------------------------
           10,708  Air Methods Corp.(1)                                     185
--------------------------------------------------------------------------------
          291,353  Alliance Imaging Inc.(1)                               1,734
--------------------------------------------------------------------------------
          346,405  Genesis HealthCare Corp.(1)                           12,651
--------------------------------------------------------------------------------
          110,365  HealthTronics Inc.(1)                                    844
--------------------------------------------------------------------------------
            7,344  Henry Schein, Inc.(1)                                    320
--------------------------------------------------------------------------------
          418,720  Magellan Health Services Inc.(1)                      13,169
--------------------------------------------------------------------------------
           80,231  NDCHealth Corp.(1)                                     1,543
--------------------------------------------------------------------------------
          100,448  Owens & Minor Inc.                                     2,765
--------------------------------------------------------------------------------
          223,559  Per-Se Technologies Inc.(1)                            5,222
--------------------------------------------------------------------------------
          191,035  PRA International(1)                                   5,378
--------------------------------------------------------------------------------
          322,505  Sierra Health Services, Inc.(1)                       25,787
--------------------------------------------------------------------------------
          295,971  TriZetto Group, Inc. (The)(1)                          5,029
--------------------------------------------------------------------------------
                                                                         74,627
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- 3.0%
--------------------------------------------------------------------------------
            5,484  Ambassadors Group Inc.                                   126
--------------------------------------------------------------------------------
          167,831  Bluegreen Corp.(1)                                     2,652
--------------------------------------------------------------------------------
          501,314  CKE Restaurants, Inc.                                  6,773
--------------------------------------------------------------------------------
          601,517  Domino's Pizza Inc.                                   14,557
--------------------------------------------------------------------------------
          304,282  Luby's Inc.(1)                                         4,047
--------------------------------------------------------------------------------
          208,430  Main Street Restaurant Group
                   Inc.(1)                                                  915
--------------------------------------------------------------------------------
            6,052  Monarch Casino & Resort Inc.(1)                          137
--------------------------------------------------------------------------------
          245,832  Papa John's International Inc.(1)                     14,579
--------------------------------------------------------------------------------
          347,842  Vail Resorts Inc.(1)                                  11,489
--------------------------------------------------------------------------------
                                                                         55,275
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 2.2%
--------------------------------------------------------------------------------
          491,811  Blount International Inc.(1)                           7,835
--------------------------------------------------------------------------------
           43,123  NVR, Inc.(1)                                          30,272
--------------------------------------------------------------------------------
           45,797  Stanley Works (The)                                    2,200
--------------------------------------------------------------------------------
                                                                         40,307
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 1.0%
--------------------------------------------------------------------------------
          279,666  Teleflex Inc.                                         18,173
--------------------------------------------------------------------------------
INSURANCE -- 4.2%
--------------------------------------------------------------------------------
          242,030  American Financial Group, Inc.                         9,272
--------------------------------------------------------------------------------
          411,715  Conseco Inc.(1)                                        9,539
--------------------------------------------------------------------------------
          199,983  Endurance Specialty Holdings Ltd.                      7,169
--------------------------------------------------------------------------------
          103,136  First American Financial Corp.
                   (The)                                                  4,672
--------------------------------------------------------------------------------
          339,096  LandAmerica Financial Group Inc.                      21,161
--------------------------------------------------------------------------------
          125,872  Safety Insurance Group, Inc.                           5,081
--------------------------------------------------------------------------------
           10,753  Selective Insurance Group                                571
--------------------------------------------------------------------------------
           28,261  Stewart Information Services
                   Corp.                                                  1,375
--------------------------------------------------------------------------------
          404,533  Zenith National Insurance Corp.                       18,658
--------------------------------------------------------------------------------
                                                                         77,498
--------------------------------------------------------------------------------

Shares                            ($ IN THOUSANDS)                      Value
--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL -- 0.5%
--------------------------------------------------------------------------------
           27,600  Blair Corp.                                       $    1,075
--------------------------------------------------------------------------------
          450,215  PetMed Express Inc.(1)                                 6,379
--------------------------------------------------------------------------------
           39,111  Sportsman's Guide Inc. (The)(1)                          933
--------------------------------------------------------------------------------
                                                                          8,387
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES -- 1.6%
--------------------------------------------------------------------------------
        2,022,188  Earthlink Inc.(1)                                     22,467
--------------------------------------------------------------------------------
          544,181  United Online, Inc.                                    7,738
--------------------------------------------------------------------------------
                                                                         30,205
--------------------------------------------------------------------------------
IT SERVICES -- 1.1%
--------------------------------------------------------------------------------
          326,893  Global Payments Inc.                                  15,237
--------------------------------------------------------------------------------
          418,790  SYKES Enterprises Inc.(1)                              5,599
--------------------------------------------------------------------------------
                                                                         20,836
--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS -- 1.2%
--------------------------------------------------------------------------------
          933,129  Jakks Pacific Inc.(1)                                 19,540
--------------------------------------------------------------------------------
           94,445  Steinway Musical Instruments(1)                        2,409
--------------------------------------------------------------------------------
                                                                         21,949
--------------------------------------------------------------------------------
MACHINERY -- 2.8%
--------------------------------------------------------------------------------
           13,216  American Science and
                   Engineering Inc.(1)                                      824
--------------------------------------------------------------------------------
           65,330  Columbus McKinnon Corp.(1)                             1,436
--------------------------------------------------------------------------------
          129,638  Commercial Vehicle Group Inc.(1)                       2,435
--------------------------------------------------------------------------------
          230,970  Cummins Inc.                                          20,725
--------------------------------------------------------------------------------
          250,311  Flow International Corp.(1)                            2,108
--------------------------------------------------------------------------------
           26,141  Gardner Denver Inc.(1)                                 1,289
--------------------------------------------------------------------------------
          468,130  JLG Industries Inc.                                   21,374
--------------------------------------------------------------------------------
            7,968  Navistar International Corp.(1)                          228
--------------------------------------------------------------------------------
           44,703  Sun Hydraulics Corp.                                     864
--------------------------------------------------------------------------------
                                                                         51,283
--------------------------------------------------------------------------------
MARINE -- 0.2%
--------------------------------------------------------------------------------
           75,901  Kirby Corporation(1)                                   3,960
--------------------------------------------------------------------------------
MEDIA -- 2.6%
--------------------------------------------------------------------------------
          705,644  DreamWorks Animation SKG
                   Inc.(1)                                               17,331
--------------------------------------------------------------------------------
          112,237  Lodgenet Entertainment Corp.(1)                        1,565
--------------------------------------------------------------------------------
          176,394  Playboy Enterprises Inc. Cl B(1)                       2,450
--------------------------------------------------------------------------------
          295,826  R.H. Donnelley Corp.(1)                               18,229
--------------------------------------------------------------------------------
          163,531  Scholastic Corp.(1)                                    4,662
--------------------------------------------------------------------------------
          451,439  Sinclair Broadcast Group, Inc.
                   Cl A                                                   4,153
--------------------------------------------------------------------------------
                                                                         48,390
--------------------------------------------------------------------------------
METALS & MINING -- 3.5%
--------------------------------------------------------------------------------
           74,615  AK Steel Holding Corp.(1)                                593
--------------------------------------------------------------------------------
           42,404  Allegheny Technologies Inc.                            1,530
--------------------------------------------------------------------------------
           65,564  Chaparral Steel Co.(1)                                 1,983
--------------------------------------------------------------------------------
          504,213  Metal Management Inc.                                 11,728
--------------------------------------------------------------------------------
            5,328  Olympic Steel Inc.(1)                                    132
--------------------------------------------------------------------------------
          454,672  Quanex Corporation                                    22,720
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
29

Small Company - Schedule of Investments

DECEMBER 31, 2005

Shares                            ($ IN THOUSANDS)                      Value
--------------------------------------------------------------------------------

          404,370  Reliance Steel & Aluminum
                   Company                                           $   24,716
--------------------------------------------------------------------------------
                                                                         63,402
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS -- 4.6%
--------------------------------------------------------------------------------
           69,057  Cabot Oil & Gas Corp.                                  3,114
--------------------------------------------------------------------------------
          248,795  Callon Petroleum Co.(1)                                4,391
--------------------------------------------------------------------------------
            6,900  Clayton Williams Energy Inc.(1)                          288
--------------------------------------------------------------------------------
          360,523  Forest Oil Corporation(1)                             16,430
--------------------------------------------------------------------------------
          525,212  Frontier Oil Corp.                                    19,712
--------------------------------------------------------------------------------
           97,621  Giant Industries Inc.(1)                               5,072
--------------------------------------------------------------------------------
          686,594  Harvest Natural Resources Inc.(1)                      6,097
--------------------------------------------------------------------------------
            2,479  Penn Virginia Corp.                                      142
--------------------------------------------------------------------------------
           89,948  Southwestern Energy Company(1)                         3,233
--------------------------------------------------------------------------------
           60,557  Swift Energy Co.(1)                                    2,729
--------------------------------------------------------------------------------
          169,479  Tesoro Petroleum Corp.                                10,431
--------------------------------------------------------------------------------
          113,213  TransMontaigne Inc.(1)                                   747
--------------------------------------------------------------------------------
          225,195  Vintage Petroleum Inc.                                12,010
--------------------------------------------------------------------------------
                                                                         84,396
--------------------------------------------------------------------------------
PERSONAL PRODUCTS -- 0.2%
--------------------------------------------------------------------------------
          233,272  Playtex Products Inc.(1)                               3,189
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 2.4%
--------------------------------------------------------------------------------
          658,563  Alpharma Inc. Cl A                                    18,776
--------------------------------------------------------------------------------
          218,091  CNS Inc.                                               4,778
--------------------------------------------------------------------------------
        1,245,757  King Pharmaceuticals, Inc.(1)                         21,078
--------------------------------------------------------------------------------
                                                                         44,632
--------------------------------------------------------------------------------
REAL ESTATE -- 2.4%
--------------------------------------------------------------------------------
           32,965  American Campus Communities
                   Inc.                                                     818
--------------------------------------------------------------------------------
          162,600  Boykin Lodging Co.(1)                                  1,987
--------------------------------------------------------------------------------
          480,397  CBL & Associates Properties, Inc.                     18,981
--------------------------------------------------------------------------------
          341,437  Innkeepers USA Trust                                   5,463
--------------------------------------------------------------------------------
          567,497  MeriStar Hospitality Corp.(1)                          5,334
--------------------------------------------------------------------------------
          167,493  Mission West Properties                                1,631
--------------------------------------------------------------------------------
           41,139  PS Business Parks Inc.                                 2,024
--------------------------------------------------------------------------------
          124,539  Rayonier, Inc.                                         4,963
--------------------------------------------------------------------------------
           13,537  Saul Centers Inc.                                        489
--------------------------------------------------------------------------------
           62,542  Tanger Factory Outlet Centers                          1,797
--------------------------------------------------------------------------------
                                                                         43,487
--------------------------------------------------------------------------------
ROAD & RAIL -- 1.6%
--------------------------------------------------------------------------------
           77,069  Arkansas Best Corporation                              3,366
--------------------------------------------------------------------------------
          196,839  Heartland Express, Inc.                                3,994
--------------------------------------------------------------------------------
          283,354  Kansas City Southern Industries,
                   Inc.(1)                                                6,922
--------------------------------------------------------------------------------
          259,842  Knight Transportation Inc.                             5,387
--------------------------------------------------------------------------------
          200,414  Landstar System, Inc.                                  8,366
--------------------------------------------------------------------------------
           80,250  Old Dominion Freight Line(1)                           2,165
--------------------------------------------------------------------------------
                                                                         30,200
--------------------------------------------------------------------------------

Shares                            ($ IN THOUSANDS)                      Value
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR  EQUIPMENT -- 0.8%
--------------------------------------------------------------------------------
           82,873  Cirrus Logic Inc.(1)                              $      554
--------------------------------------------------------------------------------
          126,629  Cymer, Inc.(1)                                         4,496
--------------------------------------------------------------------------------
           39,459  Kopin Corp.(1)                                           211
--------------------------------------------------------------------------------
           66,857  LSI Logic Corp.(1)                                       535
--------------------------------------------------------------------------------
          142,954  Netlogic Microsystems Inc.(1)                          3,894
--------------------------------------------------------------------------------
           22,148  Portalplayer Inc.(1)                                     627
--------------------------------------------------------------------------------
           55,390  SiRF Technology Holdings, Inc.(1)                      1,651
--------------------------------------------------------------------------------
          135,651  Trident Microsystems, Inc.(1)                          2,442
--------------------------------------------------------------------------------
                                                                         14,410
--------------------------------------------------------------------------------
SOFTWARE -- 1.1%
--------------------------------------------------------------------------------
          142,618  Actuate Corp.(1)                                         448
--------------------------------------------------------------------------------
            9,641  Ansoft Corp.(1)                                          328
--------------------------------------------------------------------------------
           62,778  Captiva Software Corp.(1)                              1,397
--------------------------------------------------------------------------------
           63,062  CCC Information Services Group(1)                      1,653
--------------------------------------------------------------------------------
           52,793  DocuCorporation International
                   Inc.(1)                                                  336
--------------------------------------------------------------------------------
        2,083,842  Parametric Technology Corp.(1)                        12,712
--------------------------------------------------------------------------------
           54,051  Progress Software Corp.(1)                             1,534
--------------------------------------------------------------------------------
           71,753  SPSS Inc.(1)                                           2,219
--------------------------------------------------------------------------------
           13,536  Sybase, Inc.(1)                                          296
--------------------------------------------------------------------------------
                                                                         20,923
--------------------------------------------------------------------------------
SPECIALTY RETAIL -- 6.5%
--------------------------------------------------------------------------------
          409,146  Barnes & Noble Inc.                                   17,458
--------------------------------------------------------------------------------
          820,057  Charming Shoppes, Inc.(1)                             10,825
--------------------------------------------------------------------------------
          294,467  Children's Place Retail Stores,
                   Inc. (The)(1)                                         14,553
--------------------------------------------------------------------------------
          168,481  CSK Auto Corp.(1)                                      2,541
--------------------------------------------------------------------------------
          200,956  Dress Barn Inc.(1)                                     7,759
--------------------------------------------------------------------------------
          322,405  Genesco Inc.(1)                                       12,506
--------------------------------------------------------------------------------
          188,543  Guess?, Inc.(1)                                        6,712
--------------------------------------------------------------------------------
          273,339  Pantry Inc. (The)(1)                                  12,844
--------------------------------------------------------------------------------
          850,472  Payless ShoeSource, Inc.(1)                           21,347
--------------------------------------------------------------------------------
          452,435  Sonic Automotive, Inc.                                10,080
--------------------------------------------------------------------------------
           41,466  Trans World Entertainment Corp.(1)                       236
--------------------------------------------------------------------------------
                                                                        116,861
--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.4%
--------------------------------------------------------------------------------
           23,393  Brown Shoe Company, Inc.                                 993
--------------------------------------------------------------------------------
          152,283  K-Swiss Inc. Cl A                                      4,939
--------------------------------------------------------------------------------
           76,343  Steven Madden Ltd.                                     2,232
--------------------------------------------------------------------------------
                                                                          8,164
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE -- 2.2%
--------------------------------------------------------------------------------
            9,716  Capital Crossing Bank(1)                                 325
--------------------------------------------------------------------------------
          225,053  Corus Bankshares Inc.                                 12,664
--------------------------------------------------------------------------------
          405,167  Downey Financial Corp.                                27,709
--------------------------------------------------------------------------------
                                                                         40,698
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
30

Small Company - Schedule of Investments

DECEMBER 31, 2005

Shares                            ($ IN THOUSANDS)                      Value
--------------------------------------------------------------------------------
TOBACCO -- 0.9%
--------------------------------------------------------------------------------
          392,664  Loews Corp. - Carolina Group                      $   17,273
--------------------------------------------------------------------------------
            5,107  Vector Group Ltd.                                         93
--------------------------------------------------------------------------------
                                                                         17,366
--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS -- 1.3%
--------------------------------------------------------------------------------
          573,285  Applied Industrial Technologies
                   Inc.                                                  19,313
--------------------------------------------------------------------------------
          193,414  UAP Holding Corp.                                      3,950
--------------------------------------------------------------------------------
                                                                         23,263
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $1,591,425)                                                     1,835,619
--------------------------------------------------------------------------------

                                  ($ IN THOUSANDS)                      Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 0.4%

Repurchase Agreement, Merrill Lynch & Co.,
Inc., (collateralized by various U.S. Treasury
obligations, 8.875%-9.125%, 8/15/17-5/15/18,
valued at $7,745), in a joint trading account at
3.35%, dated 12/30/05, due 1/3/06
(Delivery value $7,603)
(Cost $7,600)                                                        $    7,600
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 100.3%
(Cost $1,599,025)                                                     1,843,219
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.3)%                                   (6,062)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                           $1,837,157
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

(1) Non-income producing.

See Notes to Financial Statements.

------
31

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005
(except as noted).

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all
PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                    (continued)

------
32

Shareholder Fee Examples (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                                      EXPENSES PAID
                       BEGINNING        ENDING      DURING PERIOD(1)  ANNUALIZED
                      ACCOUNT VALUE  ACCOUNT VALUE      7/1/05 -        EXPENSE
                         7/1/05        12/31/05         12/31/05       RATIO(1)
--------------------------------------------------------------------------------
DISCIPLINED GROWTH SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Investor Class           $1,000       $1,048.70(2)      $2.63(3)        1.02%
--------------------------------------------------------------------------------
Institutional Class      $1,000       $1,049.10(2)      $2.12(3)        0.82%
--------------------------------------------------------------------------------
Advisor Class            $1,000       $1,047.20(2)      $3.28(3)        1.27%
--------------------------------------------------------------------------------
R Class                  $1,000       $1,046.60(2)      $3.92(3)        1.52%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
Investor Class           $1,000       $1,020.06(4)      $5.19(4)        1.02%
--------------------------------------------------------------------------------
Institutional Class      $1,000       $1,021.07(4)      $4.18(4)        0.82%
--------------------------------------------------------------------------------
Advisor Class            $1,000       $1,018.80(4)      $6.46(4)        1.27%
--------------------------------------------------------------------------------
R Class                  $1,000       $1,017.54(4)      $7.73(4)        1.52%
--------------------------------------------------------------------------------

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2) Ending account value based on actual return from September 30, 2005 (class inception) through December 31, 2005.

(3) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 92, the number of days in the period from September 30, 2005
    (class inception) through December 31, 2005, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4) Ending account value and expenses paid during period assumes the class had been available throughout the entire period and are calculated using the class's annualized expense ratio listed in the table above.

                                                                    (continued)

------
33

Shareholder Fee Examples (Unaudited)

--------------------------------------------------------------------------------
                                                      EXPENSES PAID
                       BEGINNING        ENDING      DURING PERIOD(1)  ANNUALIZED
                      ACCOUNT VALUE  ACCOUNT VALUE      7/1/05 -        EXPENSE
                         7/1/05        12/31/05         12/31/05       RATIO(1)
--------------------------------------------------------------------------------
EQUITY GROWTH SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Investor Class           $1,000       $1,056.80         $3.47           0.67%
--------------------------------------------------------------------------------
Institutional Class      $1,000       $1,057.90         $2.44           0.47%
--------------------------------------------------------------------------------
Advisor Class            $1,000       $1,054.90         $4.77           0.92%
--------------------------------------------------------------------------------
C Class                  $1,000       $1,051.10         $8.63           1.67%
--------------------------------------------------------------------------------
R Class                  $1,000       $1,011.50(2)      $5.00(3)        1.17%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
Investor Class           $1,000       $1,021.83         $3.41           0.67%
--------------------------------------------------------------------------------
Institutional Class      $1,000       $1,022.84         $2.40           0.47%
--------------------------------------------------------------------------------
Advisor Class            $1,000       $1,020.57         $4.69           0.92%
--------------------------------------------------------------------------------
C Class                  $1,000       $1,016.79         $8.49           1.67%
--------------------------------------------------------------------------------
R Class                  $1,000       $1,019.31(4)      $5.96(4)        1.17%
--------------------------------------------------------------------------------

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2) Ending account value based on actual return from July 29, 2005 (class inception) through December 31, 2005.

(3) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 155, the number of days in the period from July 29, 2005
    (class inception) through December 31, 2005, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4) Ending account value and expenses paid during period assumes the class had been available throughout the entire period and are calculated using the class's annualized expense ratio listed in the table above.

                                                                    (continued)

------
34

Shareholder Fee Examples (Unaudited)

--------------------------------------------------------------------------------
                                                      EXPENSES PAID
                       BEGINNING        ENDING      DURING PERIOD(1)  ANNUALIZED
                      ACCOUNT VALUE  ACCOUNT VALUE      7/1/05 -        EXPENSE
                         7/1/05        12/31/05         12/31/05       RATIO(1)
--------------------------------------------------------------------------------
INCOME & GROWTH SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Investor Class           $1,000       $1,043.00         $3.45           0.67%
--------------------------------------------------------------------------------
Institutional Class      $1,000       $1,044.00         $2.42           0.47%
--------------------------------------------------------------------------------
Advisor Class            $1,000       $1,041.90         $4.73           0.92%
--------------------------------------------------------------------------------
C Class                  $1,000       $1,037.80         $8.58           1.67%
--------------------------------------------------------------------------------
R Class (after
reimbursement)(2)        $1,000       $1,040.60         $5.86           1.14%
--------------------------------------------------------------------------------
R Class (before
reimbursement)           $1,000       $1,040.60(3)      $6.02           1.17%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
Investor Class           $1,000       $1,021.83         $3.41           0.67%
--------------------------------------------------------------------------------
Institutional Class      $1,000       $1,022.84         $2.40           0.47%
--------------------------------------------------------------------------------
Advisor Class            $1,000       $1,020.57         $4.69           0.92%
--------------------------------------------------------------------------------
C Class                  $1,000       $1,016.79         $8.49           1.67%
--------------------------------------------------------------------------------
R Class (after
reimbursement)(2)        $1,000       $1,019.46         $5.80           1.14%
--------------------------------------------------------------------------------
R Class (before
reimbursement)           $1,000       $1,019.31         $5.96           1.17%
--------------------------------------------------------------------------------
SMALL COMPANY SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Investor Class           $1,000       $1,050.70         $4.50           0.87%
--------------------------------------------------------------------------------
Institutional Class      $1,000       $1,051.00         $3.46           0.67%
--------------------------------------------------------------------------------
Advisor Class            $1,000       $1,048.90         $5.78           1.12%
--------------------------------------------------------------------------------
R Class                  $1,000       $1,047.90         $7.07           1.37%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
Investor Class           $1,000       $1,020.82         $4.43           0.87%
--------------------------------------------------------------------------------
Institutional Class      $1,000       $1,021.83         $3.41           0.67%
--------------------------------------------------------------------------------
Advisor Class            $1,000       $1,019.56         $5.70           1.12%
--------------------------------------------------------------------------------
R Class                  $1,000       $1,018.30         $6.97           1.37%
--------------------------------------------------------------------------------

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2) During the six months ended December 31, 2005, the class received a partial reimbursement of its distribution and service fees.

(3) Ending account value assumes the return earned after reimbursement. The return would have been lower had fees not been reimbursed and would have resulted in a lower ending redeemable value.

------
35

Statement of Assets and Liabilities

DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------
                                      DISCIPLINED                        INCOME &
(AMOUNTS IN THOUSANDS)                  GROWTH       EQUITY GROWTH        GROWTH       SMALL COMPANY
----------------------------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------------
Investment securities, at value
(cost of $9,778, $2,139,007,
$4,249,904, and $1,599,025,
respectively) -- including $-,
$218,172, $437,960 and $- of
securities on loan, respectively         $10,196       $2,424,455       $4,870,429       $1,843,219
------------------------------------
Investments made with cash
collateral received for
securities on loan, at value
(cost of $-, $224,980, $458,476
and $-, respectively)                         --          224,980          458,476               --
----------------------------------------------------------------------------------------------------
Total investment securities, at
value (cost of $9,778,
$2,363,987, $4,708,380, and
$1,599,025, respectively)                 10,196        2,649,435        5,328,905        1,843,219
------------------------------------
Cash                                          59              181               --              265
------------------------------------
Receivable for investments sold               17               --            3,125               --
------------------------------------
Receivable for capital shares sold           151            8,217            3,738           20,969
------------------------------------
Dividends and interest receivable              7            3,852           10,400            2,358
----------------------------------------------------------------------------------------------------
                                          10,430        2,661,685        5,346,168        1,866,811
----------------------------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------------------------
Disbursements in excess
of demand deposit cash                        --               --              366               --
------------------------------------
Payable for collateral received
for securities on loan                        --          224,980          458,476               --
------------------------------------
Payable for investments purchased            262           12,516               --               --
------------------------------------
Payable for capital shares redeemed           13           12,019           97,259           28,263
------------------------------------
Accrued management fees                        8            1,276            2,569            1,231
------------------------------------
Distribution fees payable                     --               61              152               81
------------------------------------
Service fees (and distribution
fees -- R Class) payable                      --               59              151               79
----------------------------------------------------------------------------------------------------
                                             283          250,911          558,973           29,654
----------------------------------------------------------------------------------------------------

NET ASSETS                               $10,147       $2,410,774       $4,787,195       $1,837,157
====================================================================================================

See Notes to Financial Statements.                                 (continued)

------
36

Statement of Assets and Liabilities

DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------

(AMOUNTS IN THOUSANDS                 DISCIPLINED                        INCOME &
EXCEPT PER-SHARE AMOUNTS)               GROWTH       EQUITY GROWTH        GROWTH       SMALL COMPANY
----------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------------
Capital (par value and
paid-in surplus)                         $ 9,668       $2,127,746       $4,169,264       $1,599,255
------------------------------------
Undistributed net investment income           --               --              189            1,258
------------------------------------
Accumulated undistributed
net realized gain (loss) on
investment transactions                       61           (2,420)          (2,783)          (7,550)
------------------------------------
Net unrealized appreciation
on investments                               418          285,448          620,525          244,194
----------------------------------------------------------------------------------------------------
                                         $10,147       $2,410,774       $4,787,195       $1,837,157
====================================================================================================
INVESTOR CLASS, $0.01 PAR VALUE
($ AND SHARES IN FULL)
----------------------------------------------------------------------------------------------------
Net assets                            $8,568,726   $1,962,595,988   $3,616,639,916   $1,040,036,171
------------------------------------
Shares outstanding                       818,748       83,995,006      119,252,357      106,400,548
------------------------------------
Net asset value per share                 $10.47           $23.37           $30.33            $9.77
----------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS, $0.01 PAR VALUE
($ AND SHARES IN FULL)
----------------------------------------------------------------------------------------------------
Net assets                              $524,339     $177,805,497     $477,395,233     $426,545,450
------------------------------------
Shares outstanding                        50,101        7,606,476       15,734,731       43,520,063
------------------------------------
Net asset value per share                 $10.47           $23.38           $30.34            $9.80
----------------------------------------------------------------------------------------------------
ADVISOR CLASS, $0.01 PAR VALUE
($ AND SHARES IN FULL)
----------------------------------------------------------------------------------------------------
Net assets                              $530,653     $265,811,576     $690,378,707     $364,400,287
------------------------------------
Shares outstanding                        50,716       11,382,029       22,779,260       37,601,586
------------------------------------
Net asset value per share                 $10.46           $23.35           $30.31            $9.69
----------------------------------------------------------------------------------------------------
C CLASS, $0.01 PAR VALUE
($ AND SHARES IN FULL)
----------------------------------------------------------------------------------------------------
Net assets                                   N/A       $4,535,771       $2,357,630              N/A
------------------------------------
Shares outstanding                           N/A          194,855           77,825              N/A
------------------------------------
Net asset value per share                    N/A           $23.28           $30.29              N/A
----------------------------------------------------------------------------------------------------
R CLASS, $0.01 PAR VALUE
($ AND SHARES IN FULL)
----------------------------------------------------------------------------------------------------
Net assets                              $523,424          $25,285         $423,399       $6,175,059
------------------------------------
Shares outstanding                        50,031            1,082           13,956          635,335
------------------------------------
Net asset value per share                 $10.46           $23.37           $30.34            $9.72
----------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

------
37

Statement of Operations

YEAR ENDED DECEMBER 31, 2005 (EXCEPT AS NOTED)
----------------------------------------------------------------------------------------------------
                                      DISCIPLINED                        INCOME &
(AMOUNTS IN THOUSANDS)                  GROWTH       EQUITY GROWTH        GROWTH       SMALL COMPANY
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
----------------------------------------------------------------------------------------------------
INCOME:
------------------------------------
Dividends (net of foreign
taxes withheld of $-, $21,
$45 and $7, respectively)                   $ 22         $ 33,157        $ 124,710         $ 17,554
------------------------------------
Interest                                       3              373              338              284
------------------------------------
Securities lending                            --              241              726               --
----------------------------------------------------------------------------------------------------
                                              25           33,771          125,774           17,838
----------------------------------------------------------------------------------------------------

EXPENSES:
------------------------------------
Management fees                               19           12,890           30,379           13,609
------------------------------------
Distribution fees:
------------------------------------
  Advisor Class                               --              513            1,892              865
------------------------------------
  C Class                                     --               22               18               --
------------------------------------
Service fees:
------------------------------------
  Advisor Class                               --              513            1,892              865
------------------------------------
  C Class                                     --                7                6               --
------------------------------------
Service and distribution
fees -- R Class                                1               --                1               27
------------------------------------
Directors' fees and expenses                  --               57              142               50
------------------------------------
Other expenses                                --               19               84                7
----------------------------------------------------------------------------------------------------
                                              20           14,021           34,414           15,423
----------------------------------------------------------------------------------------------------
Amount reimbursed                             --               --               --               (2)
----------------------------------------------------------------------------------------------------
                                              20           14,021           34,414           15,421
----------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                   5           19,750           91,360            2,417
----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
----------------------------------------------------------------------------------------------------
Net realized gain (loss) on
investment transactions
(including $-, $- $- and
$2,233, respectively,
from affiliates)                              71          131,653          334,565          164,594
------------------------------------
Change in net unrealized
appreciation (depreciation)
on investments                               418           (2,237)        (207,393)         (46,350)
----------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
GAIN (LOSS)                                  489          129,416          127,172          118,244
----------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS            $494         $149,166        $ 218,532         $120,661
====================================================================================================

(1) September 30, 2005 (fund inception) through December 31, 2005.

See Notes to Financial Statements.

------
38

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2005 AND DECEMBER 31, 2004 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                     DISCIPLINED
(AMOUNTS IN THOUSANDS)                 GROWTH               EQUITY GROWTH
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS      2005(1)          2005            2004
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income (loss)           $     5       $   19,750      $   19,325
---------------------------------
Net realized gain (loss)                    71          131,653         173,662
---------------------------------
Change in net unrealized
appreciation (depreciation)                418           (2,237)         20,526
--------------------------------------------------------------------------------
Net increase (decrease) in net
assets resulting from operations           494          149,166         213,513
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net investment income:
---------------------------------
  Investor Class                           (13)         (16,814)        (16,283)
---------------------------------
  Institutional Class                       (1)          (1,728)         (1,335)
---------------------------------
  Advisor Class                             (1)          (1,544)         (1,306)
---------------------------------
  C Class                                   --               (4)             (3)
---------------------------------
From net realized gains:
---------------------------------
  Investor Class                            --           (8,335)             --
---------------------------------
  Institutional Class                       --             (716)             --
---------------------------------
  Advisor Class                             --           (1,166)             --
---------------------------------
  C Class                                   --              (18)             --
--------------------------------------------------------------------------------
Decrease in net assets
from distributions                         (15)         (30,325)        (18,927)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase (decrease)
in net assets from capital
share transactions                       9,668          474,359         228,164
--------------------------------------------------------------------------------

NET INCREASE (DECREASE)
IN NET ASSETS                           10,147          593,200         422,750

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                         --        1,817,574       1,394,824
--------------------------------------------------------------------------------
End of period                          $10,147       $2,410,774      $1,817,574
================================================================================

Undistributed net
investment income                           --               --            $404
================================================================================

(1) September 30, 2005 (fund inception) through December 31, 2005.

See Notes to Financial Statements.                                  (continued)

------
39

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2005 AND DECEMBER 31, 2004
----------------------------------------------------------------------------------------------------
(AMOUNTS IN THOUSANDS)                      INCOME & GROWTH                    SMALL COMPANY
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS        2005             2004             2005             2004
----------------------------------------------------------------------------------------------------
OPERATIONS
----------------------------------------------------------------------------------------------------
Net investment income (loss)          $   91,360       $  102,556       $    2,417       $    2,527
------------------------------------
Net realized gain (loss)                 334,565          656,183          164,594           76,733
------------------------------------
Change in net unrealized
appreciation (depreciation)             (207,393)        (146,269)         (46,350)         207,866
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net
assets resulting from operations         218,532          612,470          120,661          287,126
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------
From net investment income:
------------------------------------
  Investor Class                         (71,750)         (76,878)            (394)          (1,675)
------------------------------------
  Institutional Class                     (9,795)          (6,861)            (765)          (1,014)
------------------------------------
  Advisor Class                          (12,373)         (15,946)              --               --
------------------------------------
  C Class                                    (22)             (29)              --               --
------------------------------------
  R Class                                     (4)              (1)              --               --
------------------------------------
From net realized gains:
------------------------------------
  Investor Class                        (143,464)              --         (113,311)         (42,678)
------------------------------------
  Institutional Class                    (18,640)              --          (43,619)         (10,306)
------------------------------------
  Advisor Class                          (27,006)              --          (38,310)         (10,794)
------------------------------------
  C Class                                    (93)              --               --               --
------------------------------------
  R Class                                    (16)              --             (628)            (144)
----------------------------------------------------------------------------------------------------
Decrease in net assets
from distributions                      (283,163)         (99,715)        (197,027)         (66,611)
----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
----------------------------------------------------------------------------------------------------
Net increase (decrease) in
net assets from capital
share transactions                      (381,419)        (244,253)         341,148          790,892
----------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE)
IN NET ASSETS                           (446,050)         268,502          264,782        1,011,407

NET ASSETS
----------------------------------------------------------------------------------------------------
Beginning of period                    5,233,245        4,964,743        1,572,375          560,968
----------------------------------------------------------------------------------------------------
End of period                         $4,787,195       $5,233,245       $1,837,157       $1,572,375
====================================================================================================

Undistributed net
investment income                           $189           $2,842           $1,258               --
====================================================================================================

See Notes to Financial Statements.

------
40

Notes to Financial Statements

DECEMBER 31, 2005 (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Quantitative Equity Funds, Inc. (the
corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. Disciplined Growth Fund
(Disciplined Growth), Equity Growth Fund (Equity Growth), Income & Growth Fund
(Income & Growth) and Small Company Fund (Small Company) (collectively, the funds) are four funds in a series issued by the corporation. The funds are diversified under the 1940 Act. Disciplined Growth seeks long-term capital growth by investing in common stocks. Equity Growth seeks capital appreciation by investing in common stocks. Income & Growth seeks capital growth by investing in common stocks. Income is a secondary objective. Small Company seeks capital appreciation by investing primarily in common stocks of small companies. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- Disciplined Growth and Small Company are authorized to issue the Investor Class, the Institutional Class, the Advisor Class and the R Class.
Equity Growth and Income & Growth are authorized to issue the Investor Class, the Institutional Class, the Advisor Class, the C Class and the R Class. The C
Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.
Sale of Equity Growth's R Class commenced on July 29, 2005. Sale of Disciplined
Growth commenced September 30, 2005 (fund inception).

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of
Directors or its designee if such fair value determination would materially impact a fund's net asset value. Circumstances that may cause the funds to fair value a security include: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New
York Stock Exchange) that was likely to have changed the value of the security;
a security has been declared in default; or trading in a security has been halted during the trading day.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- Equity Growth and Income & Growth may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. Equity Growth and Income & Growth continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

FUTURES CONTRACTS -- The funds may enter into futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recog-

                                                                    (continued)

------
41

Notes to Financial Statements

DECEMBER 31, 2005 (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

nize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid quarterly for the funds. Distributions from net realized gains for the funds, if any, are generally declared and paid twice a year.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. The fee consists of (1) an
Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as each fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds. The rates for the
Investment Category Fee range from 0.6880% to 0.8700% for Disciplined Growth,
0.3380% to 0.5200% for Equity Growth and Income & Growth, and 0.5380% to 0.7200%
for Small Company. The rates for the Complex Fee (Investor Class, C Class, and R
Class) range from 0.2500% to 0.3100%. The Institutional Class and the Advisor
Class are 0.2000% less and 0.2500% less, respectively, at each point within the
Complex Fee range.

                                                                    (continued)

------
42

Notes to Financial Statements

DECEMBER 31, 2005 (AMOUNTS IN THOUSANDS)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

The effective annual management fee for each class of the funds for the year ended December 31, 2005 was as follows:

--------------------------------------------------------------------------------
                     INVESTOR   INSTITUTIONAL    ADVISOR        C           R
--------------------------------------------------------------------------------
Disciplined Growth     1.02%        0.82%         0.77%        N/A        1.02%
--------------------------------------------------------------------------------
Equity Growth          0.67%        0.47%         0.42%       0.67%       0.67%
--------------------------------------------------------------------------------
Income & Growth        0.67%        0.47%         0.42%       0.67%       0.67%
--------------------------------------------------------------------------------
Small Company          0.87%        0.67%         0.62%        N/A        0.87%
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class (the Advisor
Class plan) and a separate Master Distribution and Individual Shareholder
Services Plan for each of the C Class and R Class (collectively with the Advisor
Class Plan, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class and C Class will pay American Century Investment
Services, Inc. (ACIS) the following annual distribution and service fees:

------------------------------------------------
                      Advisor         C
------------------------------------------------
Distribution Fee       0.25%        0.75%
------------------------------------------------
Service Fee            0.25%        0.25%
------------------------------------------------

The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/ dealers or other independent financial intermediaries for C Class and R Class shares.

During the year ended December 31, 2005, the R Classes of Income & Growth and
Small Company received reimbursements of distribution and service fees of $60 and $1,634, respectively ($ in full). Fees incurred under the plans during the year ended December 31, 2005, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC. As of December 31, 2005, ACIM
owned 21% of the outstanding shares of Disciplined Growth.

The funds have a bank line of credit agreement with JPMorgan Chase Bank (JPMCB).
Equity Growth and Income & Growth have a securities lending agreement with
JPMCB. JPMCB is a custodian of the funds and a wholly owned subsidiary of J.P.
Morgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
December 31, 2005 (except as noted), were as follows:

--------------------------------------------------------------------------------
                      DISCIPLINED                     INCOME &
                       GROWTH(1)    EQUITY GROWTH      GROWTH      SMALL COMPANY
--------------------------------------------------------------------------------
Purchases               $12,204      $2,626,569      $3,480,219      $2,459,022
--------------------------------------------------------------------------------
Proceeds from sales      $2,696      $2,170,796      $4,096,865      $2,306,387
--------------------------------------------------------------------------------

(1) September 30, 2005 (fund inception) through December 31, 2005.

For the year ended December 31, 2005, Income & Growth incurred net realized gains of $4,264 from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

                                                                    (continued)

------
43

Notes to Financial Statements

DECEMBER 31, 2005 (AMOUNTS IN THOUSANDS)

4. CAPITAL SHARE TRANSACTIONS

The corporation is authorized to issue 3 billion shares. Transactions in shares of the funds were as follows:

--------------------------------------------------------------------------------
                                    DISCIPLINED GROWTH        EQUITY GROWTH
--------------------------------------------------------------------------------
                                   SHARES       AMOUNT     SHARES       AMOUNT
--------------------------------------------------------------------------------
INVESTOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005(1)

SHARES AUTHORIZED                  200,000                 300,000
================================================================================
Sold                                   846       $8,430     25,326    $ 572,666
-------------------------------
Issued in reinvestment
of distributions                         1           13        954       22,151
-------------------------------
Redeemed                               (28)        (284)   (12,360)    (276,244)
--------------------------------------------------------------------------------
Net increase (decrease)                819       $8,159     13,920    $ 318,573
================================================================================
YEAR ENDED DECEMBER 31, 2004

SHARES AUTHORIZED                      N/A                 500,000
================================================================================
Sold                                                        18,403    $ 374,249
-------------------------------
Issued in reinvestment
of distributions                                               690       14,308
-------------------------------
Redeemed                                                    (9,644)    (195,155)
--------------------------------------------------------------------------------
Net increase (decrease)                                      9,449    $ 193,402
================================================================================
INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005(1)

SHARES AUTHORIZED                   50,000                  50,000
================================================================================
Sold                                    50         $500      3,452     $ 77,344
-------------------------------
Issued in reinvestment
of distributions                        --            1         90        2,094
-------------------------------
Redeemed                                --           --       (826)     (18,574)
--------------------------------------------------------------------------------
Net increase (decrease)                 50         $501      2,716     $ 60,864
================================================================================
YEAR ENDED DECEMBER 31, 2004

SHARES AUTHORIZED                      N/A                  50,000
================================================================================
Sold                                                           934     $ 19,007
-------------------------------
Issued in reinvestment
of distributions                                                63        1,311
-------------------------------
Redeemed                                                      (761)     (15,329)
--------------------------------------------------------------------------------
Net increase (decrease)                                        236     $  4,989
================================================================================
ADVISOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005(1)

SHARES AUTHORIZED                   60,000                  50,000
================================================================================
Sold                                    51         $507      6,356     $143,640
-------------------------------
Issued in reinvestment
of distributions                        --            1        106        2,479
-------------------------------
Redeemed                                --           --     (2,351)     (53,485)
--------------------------------------------------------------------------------
Net increase (decrease)                 51         $508      4,111     $ 92,634
================================================================================
YEAR ENDED DECEMBER 31, 2004

SHARES AUTHORIZED                      N/A                  50,000
================================================================================
Sold                                                         3,015     $ 61,035
-------------------------------
Issued in reinvestment
of distributions                                                59        1,227
-------------------------------
Redeemed                                                    (1,643)     (33,294)
--------------------------------------------------------------------------------
Net increase (decrease)                                      1,431     $ 28,968
================================================================================

(1) September 30, 2005 (fund inception) through December 31, 2005 for
    Disciplined Growth.

                                                                    (continued)

------
44

Notes to Financial Statements

DECEMBER 31, 2005 (AMOUNTS IN THOUSANDS)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

--------------------------------------------------------------------------------
                                    DISCIPLINED GROWTH        EQUITY GROWTH
--------------------------------------------------------------------------------
                                   SHARES       AMOUNT     SHARES       AMOUNT
--------------------------------------------------------------------------------
C CLASS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

SHARES AUTHORIZED                      N/A                  10,000
================================================================================
Sold                                                           128       $2,893
-------------------------------
Issued in reinvestment
of distributions                                                 1           21
-------------------------------
Redeemed                                                       (29)        (651)
--------------------------------------------------------------------------------
Net increase (decrease)                                        100       $2,263
================================================================================
YEAR ENDED DECEMBER 31, 2004

SHARES AUTHORIZED                      N/A                  10,000
================================================================================
Sold                                                            58       $1,176
-------------------------------
Issued in reinvestment
of distributions                                                --            3
-------------------------------
Redeemed                                                       (18)        (374)
--------------------------------------------------------------------------------
Net increase (decrease)                                         40       $  805
================================================================================
R CLASS
--------------------------------------------------------------------------------
PERIODS ENDED
DECEMBER 31, 2005(1)(2)

SHARES AUTHORIZED                   10,000                  10,000
================================================================================
Sold                                    50         $500          1          $25
================================================================================

(1) September 30, 2005 (fund inception) through December 31, 2005 for
    Disciplined Growth.

(2) July 29, 2005 (commencement of sale) through December 31, 2005 for Equity
    Growth.

--------------------------------------------------------------------------------
                                      INCOME & GROWTH         SMALL COMPANY
--------------------------------------------------------------------------------
                                   SHARES       AMOUNT     SHARES       AMOUNT
--------------------------------------------------------------------------------
INVESTOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

SHARES AUTHORIZED                  400,000                 400,000
================================================================================
Sold                                15,526    $ 476,101     25,920    $ 265,821
-------------------------------
Issued in reinvestment
of distributions                     6,607      204,087     10,642      106,520
-------------------------------
Redeemed                           (30,203)    (927,332)   (27,915)    (285,146)
--------------------------------------------------------------------------------
Net increase (decrease)             (8,070)   $(247,144)     8,647    $  87,195
================================================================================
YEAR ENDED DECEMBER 31, 2004

SHARES AUTHORIZED                  500,000                 500,000
================================================================================
Sold                                20,698    $ 588,897     62,263    $ 555,757
-------------------------------
Issued in reinvestment
of distributions                     2,520       72,894      4,276       41,622
-------------------------------
Redeemed                           (33,218)    (949,123)   (24,747)    (217,764)
--------------------------------------------------------------------------------
Net increase (decrease)            (10,000)   $(287,332)    41,792    $ 379,615
================================================================================

                                                                    (continued)

------
45

Notes to Financial Statements

DECEMBER 31, 2005 (AMOUNTS IN THOUSANDS)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

--------------------------------------------------------------------------------
                                      INCOME & GROWTH         SMALL COMPANY
--------------------------------------------------------------------------------
                                   SHARES       AMOUNT     SHARES       AMOUNT
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

SHARES AUTHORIZED                   60,000                              200,000
================================================================================
Sold                                 6,218    $ 192,246     21,649     $221,414
-------------------------------
Issued in reinvestment
of distributions                       854       26,401      3,843       38,575
-------------------------------
Redeemed                            (4,376)    (134,793)    (9,826)     (99,961)
--------------------------------------------------------------------------------
Net increase (decrease)              2,696     $ 83,854     15,666     $160,028
================================================================================
YEAR ENDED DECEMBER 31, 2004

SHARES AUTHORIZED                   50,000                  50,000
================================================================================
Sold                                 4,528    $ 133,035     26,313     $239,271
-------------------------------
Issued in reinvestment
of distributions                       213        6,181        922        9,182
-------------------------------
Redeemed                            (1,474)     (41,987)    (3,068)     (28,508)
--------------------------------------------------------------------------------
Net increase (decrease)              3,267     $ 97,229     24,167     $219,945
================================================================================
ADVISOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

SHARES AUTHORIZED                  200,000                 200,000
================================================================================
Sold                                 4,658    $ 142,932     15,417     $156,400
-------------------------------
Issued in reinvestment
of distributions                     1,271       39,214      3,551       35,247
-------------------------------
Redeemed                           (13,347)    (400,065)    (9,806)     (99,911)
--------------------------------------------------------------------------------
Net increase (decrease)             (7,418)   $(217,919)     9,162     $ 91,736
================================================================================
YEAR ENDED DECEMBER 31, 2004

SHARES AUTHORIZED                  500,000                 100,000
================================================================================
Sold                                 6,210    $ 176,521     25,089     $223,695
-------------------------------
Issued in reinvestment
of distributions                       549       15,876      1,035       10,084
-------------------------------
Redeemed                            (8,658)    (246,958)    (5,266)     (46,348)
--------------------------------------------------------------------------------
Net increase (decrease)             (1,899)   $ (54,561)    20,858     $187,431
================================================================================
C CLASS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

SHARES AUTHORIZED                   10,000                     N/A
================================================================================
Sold                                    19        $ 560
-------------------------------
Issued in reinvestment
of distributions                        2           75
-------------------------------
Redeemed                               (40)      (1,206)
--------------------------------------------------------------------------------
Net increase (decrease)                (19)     $  (571)
================================================================================
YEAR ENDED DECEMBER 31, 2004
SHARES AUTHORIZED                   10,000                     N/A
================================================================================
Sold                                    23        $ 660
-------------------------------
Issued in reinvestment
of distributions                         1           19
-------------------------------
Redeemed                               (11)        (325)
--------------------------------------------------------------------------------
Net increase (decrease)                 13        $ 354
================================================================================

                                                                    (continued)

------
46

Notes to Financial Statements

DECEMBER 31, 2005 (AMOUNTS IN THOUSANDS)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

--------------------------------------------------------------------------------
                                      INCOME & GROWTH         SMALL COMPANY
--------------------------------------------------------------------------------
                                   SHARES       AMOUNT     SHARES       AMOUNT
--------------------------------------------------------------------------------
R CLASS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

SHARES AUTHORIZED                   10,000                  10,000
================================================================================
Sold                                    14         $410        286      $ 2,929
-------------------------------
Issued in reinvestment
of distributions                        --            5         63          628
-------------------------------
Redeemed                                (2)         (54)      (133)      (1,368)
--------------------------------------------------------------------------------
Net increase (decrease)                 12         $361        216      $ 2,189
================================================================================
YEAR ENDED DECEMBER 31, 2004

SHARES AUTHORIZED                   10,000                  10,000
================================================================================
Sold                                     2          $56        434       $4,033
-------------------------------
Issued in reinvestment
of distributions                        --            1         15          144
-------------------------------
Redeemed                                --           --        (30)        (276)
--------------------------------------------------------------------------------
Net increase (decrease)                  2          $57        419       $3,901
================================================================================

5. AFFILIATED COMPANY TRANSACTIONS (SHARES IN FULL)

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the year ended December 31, 2005 follows:

----------------------------------------------------------------------------------------------------
                  SHARE BALANCE  PURCHASE  SALES   REALIZED    DIVIDEND        DECEMBER 31, 2005
FUND/COMPANY        12/31/04       COST    COST   GAIN (LOSS)   INCOME   SHARE BALANCE  MARKET VALUE
----------------------------------------------------------------------------------------------------
SMALL COMPANY
----------------------------------------------------------------------------------------------------
Olympic Steel
Inc.(1)(2)          503,884        $130   $8,453    $2,233        --         5,328          $132
----------------------------------------------------------------------------------------------------

(1) Non-income producing.

(2) Issuer was not an affiliate at December 31, 2005.

6. SECURITIES LENDING

As of December 31, 2005, securities in Equity Growth and Income & Growth valued at $218,172 and $437,960, respectively, were on loan through the lending agent,
JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash, and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $224,980 and $458,476, respectively.
Equity Growth's and Income & Growth's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by
Equity Growth and Income & Growth may be delayed or limited.

                                                                    (continued)

------
47

Notes to Financial Statements

DECEMBER 31, 2005 (AMOUNTS IN THOUSANDS)

7. BANK LINE OF CREDIT

The funds, along with certain other funds managed by ACIM or ACGIM, have a $500 million unsecured bank line of credit agreement with JPMCB, which was renewed from $575 million effective December 14, 2005. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended December 31, 2005.

8. RISK FACTORS

Small Company concentrates its investments in common stocks of small companies.
Because of this, Small Company may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

9. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 were as follows:

--------------------------------------------------------------------------------
                                   DISCIPLINED GROWTH           EQUITY GROWTH
--------------------------------------------------------------------------------
                                   2005(1)       2004          2005       2004
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
--------------------------------------------------------------------------------
Ordinary income                        $15         N/A       $20,090    $18,927
--------------------------------------------------------------------------------
Long-term capital gains                 --         N/A       $10,235         --
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                     INCOME & GROWTH            SMALL COMPANY
--------------------------------------------------------------------------------
                                    2005         2004          2005       2004
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
--------------------------------------------------------------------------------
Ordinary income                   $124,337     $99,715      $108,775    $44,081
--------------------------------------------------------------------------------
Long-term capital gains           $158,826          --       $88,252    $22,530
--------------------------------------------------------------------------------

(1) September 30, 2005 (fund inception) through December 31, 2005.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

                                                                    (continued)

------
48

Notes to Financial Statements

DECEMBER 31, 2005 (AMOUNTS IN THOUSANDS)

9. FEDERAL TAX INFORMATION (CONTINUED)

As of December 31, 2005, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

--------------------------------------------------------------------------------
                               DISCIPLINED   EQUITY      INCOME &       SMALL
                                  GROWTH     GROWTH       GROWTH       COMPANY
--------------------------------------------------------------------------------
Federal tax cost
of investments                    $9,785   $2,370,020   $4,737,255   $1,601,159
================================================================================
Gross tax appreciation
of investments                     $ 534     $310,115    $ 750,423     $282,914
-----------------------------
Gross tax depreciation
of investments                      (123)     (30,700)    (158,773)     (40,854)
--------------------------------------------------------------------------------
Net tax appreciation
(depreciation) of investments      $ 411     $279,415    $ 591,650     $242,060
================================================================================
Undistributed ordinary income        $68           --      $11,483       $1,790
-----------------------------
Accumulated long-term gains           --       $3,613      $14,798           --
-----------------------------
Capital loss deferral                 --           --           --      $(5,948)
--------------------------------------------------------------------------------

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales and return of capital dividends.

The capital loss deferrals listed above represent net capital losses incurred in the two-month period ended December 31, 2005. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

10. OTHER TAX INFORMATION (UNAUDITED) ($ IN FULL)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

For corporate taxpayers, the following ordinary income distributions paid during the fiscal year ended December 31, 2005, qualify for the corporate dividends received deduction.

--------------------------------------------------------------------------------
   DISCIPLINED GROWTH     EQUITY GROWTH      INCOME & GROWTH     SMALL COMPANY
--------------------------------------------------------------------------------
         $15,351           $20,058,195        $120,135,120        $14,970,162
--------------------------------------------------------------------------------

The funds hereby designate qualified dividend income for the fiscal year ended
December 31, 2005, as follows:

--------------------------------------------------------------------------------
   DISCIPLINED GROWTH     EQUITY GROWTH      INCOME & GROWTH     SMALL COMPANY
--------------------------------------------------------------------------------
         $15,351           $20,058,195         $93,808,349        $15,662,204
--------------------------------------------------------------------------------

The funds hereby designate capital gain dividends for the fiscal year ended
December 31, 2005, as follows:

--------------------------------------------------------------------------------
   DISCIPLINED GROWTH     EQUITY GROWTH      INCOME & GROWTH     SMALL COMPANY
--------------------------------------------------------------------------------
           --              $10,266,752        $158,826,075        $88,237,117
--------------------------------------------------------------------------------

The funds hereby designate qualified short-term capital gains distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended December
31, 2005, as follows:

--------------------------------------------------------------------------------
   DISCIPLINED GROWTH     EQUITY GROWTH      INCOME & GROWTH     SMALL COMPANY
--------------------------------------------------------------------------------
           --                   --             $30,393,120       $107,630,262
--------------------------------------------------------------------------------

------
49

Disciplined Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
--------------------------------------------------------------------------------
                                                                     INVESTOR
                                                                       CLASS
--------------------------------------------------------------------------------
                                                                      2005(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $10.00
--------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------------------------
  Net Investment Income (Loss)(2)                                       0.01
--------------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                               0.48
--------------------------------------------------------------------------------
  Total From Investment Operations                                      0.49
--------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------
  From Net Investment Income                                           (0.02)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $10.47
================================================================================
  TOTAL RETURN(3)                                                       4.87%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                    1.02%(4)
--------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average Net Assets          0.28%(4)
--------------------------------------------------------------
Portfolio Turnover Rate                                                   37%
--------------------------------------------------------------
Net Assets, End of Period (in thousands)                               $8,569
--------------------------------------------------------------------------------

(1) September 30, 2005 (fund inception) through December 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
50

Disciplined Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
--------------------------------------------------------------------------------
                                                                   INSTITUTIONAL
                                                                       CLASS
--------------------------------------------------------------------------------
                                                                      2005(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $10.00
--------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------------------------
  Net Investment Income (Loss)(2)                                       0.01
--------------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                               0.48
--------------------------------------------------------------------------------
  Total From Investment Operations                                      0.49
--------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------
  From Net Investment Income                                          (0.02)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $10.47
================================================================================
  TOTAL RETURN(3)                                                       4.91%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                    0.82%(4)
--------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average Net Assets          0.48%(4)
--------------------------------------------------------------
Portfolio Turnover Rate                                                   37%
--------------------------------------------------------------
Net Assets, End of Period (in thousands)                                 $524
--------------------------------------------------------------------------------

(1) September 30, 2005 (fund inception) through December 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
51

Disciplined Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
--------------------------------------------------------------------------------
                                                                      ADVISOR
                                                                       CLASS
--------------------------------------------------------------------------------
                                                                      2005(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $10.00
--------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------------------------
  Net Investment Income (Loss)(2)                                      --(3)
--------------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                               0.47
--------------------------------------------------------------------------------
  Total From Investment Operations                                      0.47
--------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------
  From Net Investment Income                                           (0.01)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $10.46
================================================================================
  TOTAL RETURN(4)                                                       4.72%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                    1.27%(5)
--------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average Net Assets          0.03%(5)
--------------------------------------------------------------
Portfolio Turnover Rate                                                   37%
--------------------------------------------------------------
Net Assets, End of Period (in thousands)                                 $531
--------------------------------------------------------------------------------

(1) September 30, 2005 (fund inception) through December 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
52

Disciplined Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
--------------------------------------------------------------------------------
                                                                     R CLASS
--------------------------------------------------------------------------------
                                                                      2005(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $10.00
--------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------------------------
  Net Investment Income (Loss)(2)                                      --(3)
--------------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                               0.47
--------------------------------------------------------------------------------
  Total From Investment Operations                                      0.47
--------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------
  From Net Investment Income                                           (0.01)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $10.46
================================================================================
  TOTAL RETURN(4)                                                       4.66%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                    1.52%(5)
--------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average Net Assets        (0.22)%(5)
--------------------------------------------------------------
Portfolio Turnover Rate                                                   37%
--------------------------------------------------------------
Net Assets, End of Period (in thousands)                                 $523
--------------------------------------------------------------------------------

(1) September 30, 2005 (fund inception) through December 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
53

Equity Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31
------------------------------------------------------------------------------------------
                                                   INVESTOR CLASS
------------------------------------------------------------------------------------------
                               2005         2004         2003         2002         2001
------------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period           $22.08       $19.60       $15.19       $19.24       $21.77
------------------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------
  Net Investment
  Income (Loss)(1)              0.22         0.25         0.17         0.15         0.13
-------------------------
  Net Realized and
  Unrealized Gain (Loss)        1.39         2.47         4.41        (4.05)       (2.53)
------------------------------------------------------------------------------------------
  Total From
  Investment Operations         1.61         2.72         4.58        (3.90)       (2.40)
------------------------------------------------------------------------------------------
Distributions
-------------------------
  From Net
  Investment Income            (0.22)       (0.24)       (0.17)       (0.15)       (0.13)
-------------------------
  From Net
  Realized Gains               (0.10)          --           --           --           --
------------------------------------------------------------------------------------------
  Total Distributions          (0.32)       (0.24)       (0.17)       (0.15)       (0.13)
------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                 $23.37       $22.08       $19.60       $15.19       $19.24
==========================================================================================
  TOTAL RETURN(2)               7.30%       13.98%       30.27%      (20.32)%     (11.01)%

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                      0.67%        0.68%        0.69%        0.69%        0.68%
-------------------------
Ratio of Net Investment
Income (Loss) to Average
Net Assets                      0.98%        1.24%        1.00%        0.86%        0.64%
-------------------------
Portfolio Turnover Rate          106%          97%          95%         100%          79%
-------------------------
Net Assets, End of Period
(in thousands)             $1,962,596   $1,547,062   $1,188,103     $979,959   $1,465,026
------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
54

Equity Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31
------------------------------------------------------------------------------------------
                                                 INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------
                               2005         2004         2003         2002         2001
------------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period           $22.09       $19.61       $15.20       $19.25       $21.77
------------------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------
  Net Investment
  Income (Loss)(1)              0.27         0.29         0.20         0.18         0.17
-------------------------
  Net Realized and
  Unrealized Gain (Loss)        1.38         2.47         4.41        (4.05)       (2.52)
------------------------------------------------------------------------------------------
  Total From
  Investment Operations         1.65         2.76         4.61        (3.87)       (2.35)
------------------------------------------------------------------------------------------
Distributions
-------------------------
  From Net
  Investment Income            (0.26)       (0.28)       (0.20)       (0.18)       (0.17)
-------------------------
  From Net
  Realized Gains               (0.10)          --           --           --           --
------------------------------------------------------------------------------------------
  Total Distributions          (0.36)       (0.28)       (0.20)       (0.18)       (0.17)
------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                 $23.38       $22.09       $19.61       $15.20       $19.25
==========================================================================================
  TOTAL RETURN(2)               7.51%       14.20%       30.50%      (20.14)%     (10.83)%

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                      0.47%        0.48%        0.49%        0.49%        0.48%
-------------------------
Ratio of Net Investment
Income (Loss) to Average
Net Assets                      1.18%        1.44%        1.20%        1.06%        0.84%
-------------------------
Portfolio Turnover Rate          106%         106%          95%         100%          79%
-------------------------
Net Assets, End of Period
(in thousands)               $177,805     $107,997      $91,240     $105,512     $146,752
------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
55

Equity Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31
------------------------------------------------------------------------------------------
                                                    ADVISOR CLASS
------------------------------------------------------------------------------------------
                               2005         2004         2003         2002         2001
------------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period           $22.07       $19.59       $15.17       $19.23       $21.77
------------------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------
  Net Investment
  Income (Loss)(1)              0.17         0.20         0.13         0.11         0.08
-------------------------
  Net Realized and
  Unrealized Gain (Loss)        1.37         2.47         4.41        (4.06)       (2.54)
------------------------------------------------------------------------------------------
  Total From
  Investment Operations         1.54         2.67         4.54        (3.95)       (2.46)
------------------------------------------------------------------------------------------
Distributions
-------------------------
  From Net
  Investment Income            (0.16)       (0.19)       (0.12)       (0.11)       (0.08)
-------------------------
  From Net
  Realized Gains               (0.10)          --           --           --           --
------------------------------------------------------------------------------------------
  Total Distributions          (0.26)       (0.19)       (0.12)       (0.11)       (0.08)
------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                 $23.35       $22.07       $19.59       $15.17       $19.23
==========================================================================================
  TOTAL RETURN(2)               6.99%       13.71%       30.05%      (20.60)%     (11.28)%

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                      0.92%        0.93%        0.94%        0.94%        0.93%
-------------------------
Ratio of Net Investment
Income (Loss) to Average
Net Assets                      0.73%        0.99%        0.75%        0.61%        0.39%
-------------------------
Portfolio Turnover Rate          106%          97%          95%         100%          79%
-------------------------
Net Assets, End of Period
(in thousands)               $265,812     $160,427     $114,404      $99,615     $132,214
------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
56

Equity Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)
------------------------------------------------------------------------------------------
                                                       C CLASS
------------------------------------------------------------------------------------------
                               2005         2004         2003         2002        2001(1)
------------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period           $22.03       $19.55       $15.14       $19.23       $20.26
------------------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------
  Net Investment
  Income (Loss)(2)             --(3)         0.05        (0.01)       (0.02)       (0.04)
-------------------------
  Net Realized and
  Unrealized Gain (Loss)        1.37         2.47         4.43        (4.07)       (0.99)
------------------------------------------------------------------------------------------
  Total From
  Investment Operations         1.37         2.52         4.42        (4.09)       (1.03)
------------------------------------------------------------------------------------------
Distributions
-------------------------
  From Net
  Investment Income            (0.02)       (0.04)       (0.01)          --          --
-------------------------
  From Net
  Realized Gains               (0.10)          --           --           --          --
------------------------------------------------------------------------------------------
  Total Distributions          (0.12)       (0.04)       (0.01)          --          --
------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                 $23.28       $22.03       $19.55       $15.14       $19.23
==========================================================================================
  TOTAL RETURN(4)               6.23%       12.89%       29.20%      (21.23)%      (5.13)%

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                      1.67%        1.68%        1.69%        1.69%     1.68%(5)
-------------------------
Ratio of Net Investment
Income (Loss) to Average
Net Assets                    (0.02)%        0.24%        0.00%      (0.14)%   (0.44)%(5)
-------------------------
Portfolio Turnover Rate          106%          97%          95%         100%       79%(6)
-------------------------
Net Assets, End of Period
(in thousands)                 $4,536       $2,088       $1,076         $268         $139
------------------------------------------------------------------------------------------

(1) July 18, 2001 (commencement of sale) through December 31, 2001.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 2001.

See Notes to Financial Statements.

------
57

Equity Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
--------------------------------------------------------------------------------
                                                                     R CLASS
--------------------------------------------------------------------------------
                                                                      2005(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $23.27
--------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------------------------
  Net Investment Income (Loss)(2)                                       0.08
--------------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                               0.19
--------------------------------------------------------------------------------
  Total From Investment Operations                                      0.27
--------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------
  From Net Investment Income                                           (0.07)
--------------------------------------------------------------
  From Net Realized Gains                                              (0.10)
--------------------------------------------------------------------------------
  Total Distributions                                                  (0.17)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $23.37
================================================================================
  TOTAL RETURN(3)                                                       1.15%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                    1.17%(4)
--------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average Net Assets          0.78%(4)
--------------------------------------------------------------
Portfolio Turnover Rate                                               106%(5)
--------------------------------------------------------------
Net Assets, End of Period (in thousands)                                  $25
--------------------------------------------------------------------------------

(1) July 29, 2005 (commencement of sale) through December 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 2005.

See Notes to Financial Statements.

------
58

Income & Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31
------------------------------------------------------------------------------------------
                                                    INVESTOR CLASS
------------------------------------------------------------------------------------------
                               2005         2004         2003         2002         2001
------------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period           $30.67       $27.70       $21.74       $27.35       $30.19
------------------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------
  Net Investment
  Income (Loss)(1)              0.57         0.60         0.43         0.33         0.30
-------------------------
  Net Realized and
  Unrealized Gain (Loss)        0.90         2.96         5.96        (5.61)       (2.84)
------------------------------------------------------------------------------------------
  Total From
  Investment Operations         1.47         3.56         6.39        (5.28)       (2.54)
------------------------------------------------------------------------------------------
Distributions
-------------------------
  From Net
  Investment Income            (0.59)       (0.59)       (0.43)       (0.33)       (0.30)
-------------------------
  From Net
  Realized Gains               (1.22)          --           --           --           --
------------------------------------------------------------------------------------------
  Total Distributions          (1.81)       (0.59)       (0.43)       (0.33)       (0.30)
------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                 $30.33       $30.67       $27.70       $21.74       $27.35
==========================================================================================
  TOTAL RETURN(2)               4.79%       12.98%       29.62%      (19.37)%      (8.37)%

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                      0.67%        0.68%        0.69%        0.69%        0.68%
-------------------------
Ratio of Net Investment
Income (Loss) to Average
Net Assets                      1.86%        2.10%        1.80%        1.34%        1.07%
-------------------------
Portfolio Turnover Rate           70%          74%          67%          67%          61%
-------------------------
Net Assets, End of Period
(in thousands)             $3,616,640   $3,904,689   $3,803,254   $3,122,386   $4,450,654
------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
59

Income & Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31
------------------------------------------------------------------------------------------
                                                 INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------
                               2005         2004         2003         2002         2001
------------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period           $30.68       $27.71       $21.76       $27.37       $30.19
------------------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------
  Net Investment
  Income (Loss)(1)              0.64         0.66         0.48         0.38         0.36
-------------------------
  Net Realized and
  Unrealized Gain (Loss)        0.89         2.95         5.95        (5.61)       (2.82)
------------------------------------------------------------------------------------------
  Total From
  Investment Operations         1.53         3.61         6.43        (5.23)       (2.46)
------------------------------------------------------------------------------------------
Distributions
-------------------------
  From Net
  Investment Income            (0.65)       (0.64)       (0.48)       (0.38)       (0.36)
-------------------------
  From Net
  Realized Gains               (1.22)          --           --           --           --
------------------------------------------------------------------------------------------
  Total Distributions          (1.87)       (0.64)       (0.48)       (0.38)       (0.36)
------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                 $30.34       $30.68       $27.71       $21.76       $27.37
==========================================================================================
  TOTAL RETURN(2)               5.00%       13.20%       29.81%      (19.18)%      (8.15)%

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                      0.47%        0.48%        0.49%        0.49%        0.48%
-------------------------
Ratio of Net Investment
Income (Loss) to Average
Net Assets                      2.06%        2.30%        2.00%        1.54%        1.27%
-------------------------
Portfolio Turnover Rate           70%          74%          67%          67%          61%
-------------------------
Net Assets, End of Period
(in thousands)               $477,395     $400,048     $270,760     $197,371     $233,823
------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
60

Income & Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31
------------------------------------------------------------------------------------------
                                                    ADVISOR CLASS
------------------------------------------------------------------------------------------
                               2005         2004         2003         2002         2001
------------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period           $30.65       $27.68       $21.72       $27.33       $30.17
------------------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------
  Net Investment
  Income (Loss)(1)              0.49         0.52         0.37         0.27         0.23
-------------------------
  Net Realized and
  Unrealized Gain (Loss)        0.90         2.96         5.96        (5.61)       (2.83)
------------------------------------------------------------------------------------------
  Total From
  Investment Operations         1.39         3.48         6.33        (5.34)       (2.60)
------------------------------------------------------------------------------------------
Distributions
-------------------------
  From Net
  Investment Income            (0.51)       (0.51)       (0.37)       (0.27)       (0.24)
-------------------------
  From Net
  Realized Gains               (1.22)          --           --           --           --
------------------------------------------------------------------------------------------
  Total Distributions          (1.73)       (0.51)       (0.37)       (0.27)       (0.24)
------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                 $30.31       $30.65       $27.68       $21.72       $27.33
==========================================================================================
  TOTAL RETURN(2)               4.53%       12.71%       29.33%      (19.60)%      (8.63)%

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                      0.92%        0.93%        0.94%        0.94%        0.93%
-------------------------
Ratio of Net Investment
Income (Loss) to Average
Net Assets                      1.61%        1.85%        1.55%        1.09%        0.82%
-------------------------
Portfolio Turnover Rate           70%          74%          67%          67%          61%
-------------------------
Net Assets, End of Period
(in thousands)               $690,379     $925,472     $888,390     $690,924   $1,227,156
------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
61

Income & Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)
------------------------------------------------------------------------------------------
                                                       C CLASS
------------------------------------------------------------------------------------------
                               2005         2004         2003         2002        2001(1)
------------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period           $30.64       $27.67       $21.68       $27.31       $28.84
------------------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------
  Net Investment
  Income (Loss)(2)              0.27         0.32         0.19         0.10         0.03
-------------------------
  Net Realized and
  Unrealized Gain (Loss)        0.88         2.95         5.98        (5.64)       (1.44)
------------------------------------------------------------------------------------------
  Total From
  Investment Operations         1.15         3.27         6.17        (5.54)       (1.41)
------------------------------------------------------------------------------------------
Distributions
-------------------------
  From Net
  Investment Income            (0.28)       (0.30)       (0.18)       (0.09)       (0.12)
-------------------------
  From Net
  Realized Gains               (1.22)          --           --           --           --
------------------------------------------------------------------------------------------
  Total Distributions          (1.50)       (0.30)       (0.18)       (0.09)       (0.12)
------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                 $30.29       $30.64       $27.67       $21.68       $27.31
==========================================================================================
  TOTAL RETURN(3)               3.73%       11.88%       28.56%      (20.29)%      (4.91)%

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                      1.67%        1.68%        1.69%        1.69%     1.68%(4)
-------------------------
Ratio of Net Investment
Income (Loss) to Average
Net Assets                      0.86%        1.10%        0.80%        0.34%     0.20%(4)
-------------------------
Portfolio Turnover Rate           70%          74%          67%          67%       61%(5)
-------------------------
Net Assets, End of Period
(in thousands)                 $2,358       $2,966       $2,330       $1,710         $437
------------------------------------------------------------------------------------------

(1) June 28, 2001 (commencement of sale) through December 31, 2001.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 2001.

See Notes to Financial Statements.

------
62

Income & Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                          R CLASS
--------------------------------------------------------------------------------
                                               2005         2004        2003(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $30.67       $27.70       $24.79
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Income (Loss)(2)               0.50         0.48         0.08
-----------------------------------------
  Net Realized and Unrealized Gain (Loss)       0.83         2.93         3.03
--------------------------------------------------------------------------------
  Total From Investment Operations              1.33         3.41         3.11
--------------------------------------------------------------------------------
Distributions
-----------------------------------------
  From Net Investment Income                   (0.44)       (0.44)       (0.20)
-----------------------------------------
  From Net Realized Gains                      (1.22)          --           --
--------------------------------------------------------------------------------
  Total Distributions                          (1.66)       (0.44)       (0.20)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                $30.34       $30.67       $27.70
================================================================================
  TOTAL RETURN(3)                               4.31%       12.42%       12.57%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                        1.15%(4)        1.18%     1.18%(5)
-----------------------------------------
Ratio of Net Investment Income
(Loss) to Average Net Assets                 1.38%(4)        1.60%     0.85%(5)
-----------------------------------------
Portfolio Turnover Rate                           70%          74%       67%(6)
-----------------------------------------
Net Assets, End of Period
(in thousands)                                   $423          $70           $9
--------------------------------------------------------------------------------

(1) August 29, 2003 (commencement of sale) through December 31, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) During the year ended December 31, 2005, the class received a partial reimbursement of its distribution and service fee. Had fees not been reimbursed, the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income (loss) to average net assets would have been 1.17% and 1.36%, respectively.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 2003.

See Notes to Financial Statements.

------
63

Small Company - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31
------------------------------------------------------------------------------------------
                                                    INVESTOR CLASS
------------------------------------------------------------------------------------------
                               2005         2004         2003         2002         2001
------------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period           $10.19        $8.35        $5.50        $5.75        $5.79
------------------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------
  Net Investment
  Income (Loss)(1)              0.01         0.02         0.01        --(2)       (0.01)
-------------------------
  Net Realized and
  Unrealized Gain (Loss)        0.71         2.31         2.93        (0.23)        0.22
------------------------------------------------------------------------------------------
  Total From
  Investment Operations         0.72         2.33         2.94        (0.23)        0.21
------------------------------------------------------------------------------------------
Distributions
-------------------------
  From Net
  Investment Income             --(2)       (0.02)        --(2)          --           --
-------------------------
  From Net
  Realized Gains               (1.14)       (0.47)       (0.09)       (0.02)       (0.25)
------------------------------------------------------------------------------------------
  Total Distributions          (1.14)       (0.49)       (0.09)       (0.02)       (0.25)
------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                  $9.77       $10.19        $8.35        $5.50        $5.75
==========================================================================================
  TOTAL RETURN(3)               7.13%       28.28%       53.57%       (4.00)%       3.99%

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                      0.87%        0.88%        0.89%        0.90%        0.88%
-------------------------
Ratio of Net Investment
Income (Loss) to Average
Net Assets                      0.14%        0.25%        0.09%        0.03%      (0.18)%
-------------------------
Portfolio Turnover Rate          132%         123%         120%         116%         165%
-------------------------
Net Assets, End of Period
(in thousands)             $1,040,036     $996,103     $467,228     $113,685      $26,899
------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
64

Small Company - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31
------------------------------------------------------------------------------------------
                                                  INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------
                               2005         2004         2003         2002         2001
------------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period           $10.21        $8.36        $5.53        $5.76        $5.79
------------------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------
  Net Investment
  Income (Loss)(1)              0.04         0.03         0.02         0.01         --(2)
-------------------------
  Net Realized and
  Unrealized Gain (Loss)        0.71         2.33         2.93       (0.22)         0.22
------------------------------------------------------------------------------------------
  Total From
  Investment Operations         0.75         2.36         2.95       (0.21)         0.22
------------------------------------------------------------------------------------------
Distributions
-------------------------
  From Net
  Investment Income            (0.02)       (0.04)       (0.03)          --           --
-------------------------
  From Net
  Realized Gains               (1.14)       (0.47)       (0.09)       (0.02)       (0.25)
------------------------------------------------------------------------------------------
  Total Distributions          (1.16)       (0.51)       (0.12)       (0.02)       (0.25)
------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                  $9.80       $10.21        $8.36        $5.53        $5.76
==========================================================================================
  TOTAL RETURN(3)               7.26%       28.60%       53.52%       (3.65)%       4.17%

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
Ratio of Operating
-------------------------
Expenses to Average
Net Assets                      0.67%        0.68%        0.69%        0.70%        0.68%
-------------------------
Ratio of Net Investment
Income (Loss) to Average
Net Assets                      0.34%        0.45%        0.29%        0.23%        0.02%
-------------------------
Portfolio Turnover Rate          132%         123%         120%         116%         165%
-------------------------
Net Assets, End of Period
(in thousands)               $426,545     $284,352      $30,830       $1,766         $771
------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
65

Small Company - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31
------------------------------------------------------------------------------------------
                                                    ADVISOR CLASS
------------------------------------------------------------------------------------------
                               2005         2004         2003         2002         2001
------------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period           $10.12        $8.30        $5.48        $5.74        $5.79
------------------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------
  Net Investment
  Income (Loss)(1)             (0.01)       (0.01)       (0.01)       (0.01)       (0.02)
-------------------------
  Net Realized and
  Unrealized Gain (Loss)        0.70         2.30         2.92        (0.23)        0.22
------------------------------------------------------------------------------------------
  Total From
  Investment Operations         0.69         2.29         2.91        (0.24)        0.20
------------------------------------------------------------------------------------------
Distributions
-------------------------
  From Net
  Realized Gains               (1.12)       (0.47)       (0.09)       (0.02)       (0.25)
------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                $9.69       $10.12        $8.30        $5.48        $5.74
==========================================================================================
  TOTAL RETURN(2)               6.74%       28.00%       53.16%       (4.18)%       3.82%

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                      1.12%        1.13%        1.14%        1.15%        1.13%
-------------------------
Ratio of Net Investment
Income (Loss) to Average
Net Assets                    (0.11)%      (0.00)%      (0.16)%      (0.22)%      (0.43)%
-------------------------
Portfolio Turnover Rate          132%         123%         120%         116%         165%
-------------------------
Net Assets, End of Period
(in thousands)               $364,400     $287,673      $62,907       $3,104          $35
------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
66

Small Company - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                          R CLASS
--------------------------------------------------------------------------------
                                               2005         2004        2003(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $10.15        $8.34        $7.11
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Income (Loss)(2)              (0.03)       (0.03)       (0.01)
-----------------------------------------
  Net Realized and Unrealized Gain (Loss)       0.71         2.31         1.33
--------------------------------------------------------------------------------
  Total From Investment Operations              0.68         2.28         1.32
--------------------------------------------------------------------------------
Distributions
-----------------------------------------
  From Net Realized Gains                      (1.11)       (0.47)       (0.09)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                 $9.72       $10.15        $8.34
================================================================================
  TOTAL RETURN(3)                               6.54%       27.72%       18.61%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                        1.34%(4)     1.30%(5)     1.38%(6)
-----------------------------------------
Ratio of Net Investment Income
(Loss) to Average Net Assets               (0.33)%(4)   (0.17)%(5)   (0.40)%(6)
-----------------------------------------
Portfolio Turnover Rate                          132%         123%      120%(7)
-----------------------------------------
Net Assets, End of Period
(in thousands)                                 $6,175       $4,247           $3
--------------------------------------------------------------------------------

(1) August 29, 2003 (commencement of sale) through December 31, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) During the year ended December 31, 2005, the class received a partial reimbursement of its distribution and service fee. Had fees not been reimbursed, the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income (loss) to average net assets would have been 1.37% and (0.36)%, respectively.

(5) During the year ended December 31, 2004, the class received a partial reimbursement of its distribution and service fee. Had fees not been reimbursed, the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income (loss) to average net assets would have been 1.38% and (0.25)%, respectively.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 2003.

See Notes to Financial Statements.

------
67

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and
Shareholders of the Disciplined Growth Fund, the Equity Growth Fund, the Income
& Growth Fund and the Small Company Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Disciplined Growth Fund, the
Equity Growth Fund, the Income & Growth Fund and the Small Company Fund (four of the seven funds comprising the American Century Quantitative Equity Funds, Inc.,
hereafter referred to as the "Funds") at December 31, 2005, the results of their operations for the year or period then ended and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of
America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management;
our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board
(United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
February 14, 2006

------
68

Management

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent directors is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors. Mr. Scott may serve until age 77 based on an extension granted under retirement guidelines in effect prior to March 2004. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds' investment advisor,
American Century Investment Management, Inc. (ACIM); the funds' principal underwriter, American Century Investment Services, Inc. (ACIS); and the funds'
transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The directors serve in this capacity for eight registered investment companies in the American Century family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 13 investment companies advised by ACIM or American Century Global
Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
ANTONIO CANOVA, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2005
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer, Brocade
Communications Systems, Inc. (May 2001 to December 2005); Vice
President-Administration, Brocade Communications Systems, Inc. (November 2004 to
December 2005); Vice President-Finance, Brocade Communications Systems, Inc.
(November 2000 to November 2004)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 34
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JOHN FREIDENRICH, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2005
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member and Manager, Regis
Management Company, LLC (April 2004 to present); Partner and Founder, Bay
Partners (Venture capital firm, 1976 to present); Partner and Founder, Ware &
Freidenrich (1968 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 34
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

                                                                    (continued)

------
69

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
RONALD J. GILSON, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
FIRST YEAR OF SERVICE: 1995
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of Law
and Business, Stanford Law School (1979 to present); Marc and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present);
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 34
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
KATHRYN A. HALL, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chief Executive Officer and
Chief Investment Officer, Offit Hall Capital Management, LLC (April 2002 to
present); President and Managing Director, Laurel Management Company, LLC (1996
to April 2002)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 34
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
MYRON S. SCHOLES, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1941
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1980
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Oak Hill Platinum
Partners, and a Partner, Oak Hill Capital Management (1999 to present); Frank E.
Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1981
to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 34
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Chicago Mercantile Exchange
(2000 to present)
--------------------------------------------------------------------------------
KENNETH E. SCOTT, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1928
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1971
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Ralph M. Parsons Professor of Law
and Business, Stanford Law School (1972 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 34
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JOHN B. SHOVEN, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2002
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Professor of Economics, Stanford
University (1977 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 34
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Cadence Design Systems (1992 to
present); Director, Watson Wyatt Worldwide (2002 to present); Director,
Palmsource Inc. (2002 to present)
--------------------------------------------------------------------------------
JEANNE D. WOHLERS, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1984
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Director and Partner,
Windy Hill Productions, LP (educational software, 1994 to 1998)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 34
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Quintus Corporation (automation solutions, 1995 to present)
--------------------------------------------------------------------------------

                                                                    (continued)

------
70

Management

INTERESTED DIRECTOR
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC
(September 2000 to present); President, ACC (June 1997 to present); Also serves as: Chief Executive Officer and President, ACIS, ACGIM, ACIM and other ACC subsidiaries; Executive Vice President, ACS; Director, ACC, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 34
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: See entry under "Interested
Director."
--------------------------------------------------------------------------------
JONATHAN THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Executive Vice President
FIRST YEAR OF SERVICE: 2005
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Executive Vice President, ACC
(November 2005 to present); Managing Director, Morgan Stanley (March 2000 to
November 2005)
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer and Chief Financial
Officer
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Assistant Treasurer, ACC (January
1995 to present); Also serves as: Senior Vice President, ACS; Assistant
Treasurer, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1958
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
FIRST YEAR OF SERVICE: 1998
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (February 2001
to present); General Counsel, ACC (June 1998 to present); Also serves as: Senior
Vice President and General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
CHARLES C.S. PARK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Vice President and Chief Compliance Officer
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (March 2005 to present); Vice President, ACS (February 2000 to present); Assistant General Counsel, ACS (January 1998 to March 2005)
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Controller
FIRST YEAR OF SERVICE: 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present); Controller-Fund Accounting, ACS (June 1997 to present)
--------------------------------------------------------------------------------

                                                                    (continued)

------
71

Management

OFFICERS (CONTINUED)

--------------------------------------------------------------------------------
C. JEAN WADE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1964
POSITION(S) HELD WITH FUND: Controller(1)
FIRST YEAR OF SERVICE: 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present); Controller-Fund Accounting, ACS (June 1997 to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (October 2001
to present); Vice President, Corporate Tax, ACS (April 1998 to present); Also serves as: Vice President, ACIM, ACGIM, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------

(1) Ms. Wade serves in a similar capacity for seven other investment companies advised by ACIM.

The SAI has additional information about the funds' directors and is available without charge, upon request, by calling 1-800-345-2021.

------
73

Approval of Management Agreement for Disciplined Growth Fund

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund's independent directors each year. Under a Securities and
Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for its board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

At a meeting held May 26, 2005, the board of directors unanimously approved the initial management agreement for Disciplined Growth. In advance of the board's consideration, American Century Investment Management, Inc. (the "Advisor")
provided information concerning the proposed fund. The information considered and the discussions held at the meeting included, but were not limited to:

* the nature, extent, and quality of investment management, shareholder services, and other services to be provided to the fund under the management agreement;

* the wide range of programs and services to be provided by the Advisor to fund shareholders on a routine and non-routine basis; and

* data comparing the cost of owning the Investor Class of the fund to the cost of owning similar funds.

Consistent with the Advisor's business strategy for all of its funds, the
Advisor proposed a unified management fee. Under the unified fee structure, the
Advisor charges a single, all-inclusive fee for providing all services for the management and operation of the fund, except brokerage expenses, taxes, interest, the fees and expenses of the fund's independent directors (including their independent legal counsel), and extraordinary costs. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, record keeping, marketing, and shareholder services, or arranging and supervising third parties who provide such services. By contrast, most other fund groups are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees other advisors charge to their shareholders may be increased without shareholder approval. The Advisor and the board believe that the unified fee structure is a benefit to fund shareholders because it clearly discloses the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the Advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies.

The Advisor proposed to place the fund in a category fee schedule that, when combined with the fund's complex fee schedule, would result in an initial unified management fee of 1.02%. In evaluating the proposed fee, the board reviewed data comparing the total expense ratio of the Disciplined Growth
Investor Class to the total expense ratios of other funds in its applicable fund universe. The proposed fee level

                                                                    (continued)

------
73

Approval of Management Agreement for Disciplined Growth Fund

is below the median of the total expense ratios of its peer group. The proposed fee also contains breakpoints that reduce fees as the overall fund complex and the fund increase in size.

When considering the proposed fee, the board considered the entrepreneurial risk that the Advisor assumes in launching a new fund. In particular, they considered the effect of the unified management fee structure and the fact that the total expense ratio of the fund would require the Advisor to assume a substantial part of the start-up costs of the fund and imposes on the Advisor the risk that the fund will grow to a level that will become profitable at the proposed fee level.
The board is aware that the Advisor is likely to lose money on the fund initially and the board will receive information in connection with the annual contract renewal process that will enable it to determine when, if ever, adjustments to one or more breakpoints may be appropriate. Finally, the board considered the benefits to shareholders of adding the new fund to the American
Century product line.

Not specifically discussed, but important in the decision to approve the management agreement, is the directors' familiarity with the Advisor. The board of directors oversees and evaluates on a continuous basis the nature and quality of all services the Advisor performs for other funds within the American Century complex. As such, the directors have confidence in the Advisor's integrity and competence in providing services to funds.

In their deliberations, the directors did not identify any single factor as being all important or controlling, and each director attributed different weights to various factors. However, based on their evaluation of all material factors and assisted by the advice of independent legal counsel, the board, including the independent directors, concluded that the overall arrangements between the fund and the Advisor, as provided in the management agreement, were fair and reasonable in light of the services to be performed and should be approved.

------
74

Share Class Information

Four classes are authorized for sale by Disciplined Growth and Small Company:
Investor Class, Institutional Class, Advisor Class, and R Class. Five classes of shares are authorized for sale by Equity Growth and Income & Growth: Investor
Class, Institutional Class, Advisor Class, C Class and R Class. The total expense ratio of Institutional Class shares is lower than that of Investor Class shares. The total expense ratios for Advisor, C, and R Class shares are higher than that of Investor Class shares. Small Company is closed to new investors.
Shareholders who have open accounts may make additional investments and reinvest dividends and capital gains distributions as long as such accounts remain open.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors.
Advisor Class shares are subject to a 0.50% annual Rule 12b-1 service and distribution fee. The total expense ratio of Advisor Class shares is 0.25%
higher than the total expense ratio of Investor Class shares.

C CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for C Class shares is the same as for Investor Class shares. C Class shares also are subject to a Rule 12b-1 service and distribution fee of 1.00%.

R CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. The unified management fee for R Class shares is the same as for Investor Class shares. R Class shares are subject to a 0.50% annual Rule
12b-1 service and distribution fee.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

------
75

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century's Web site at americancentury.com and on the Securities and Exchange
Commission's Web site at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's Web site at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their Web site at americancentury.com and, upon request, by calling
1-800-345-2021.

------
76

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000 INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded U.S.
companies, based on total market capitalization).

The RUSSELL 1000 GROWTH INDEX measures the performance of those Russell 1000 companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth rates.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

The S&P SMALLCAP 600 INDEX, a capitalization-weighted index consisting of 600 domestic stocks, measures the small company segment of the U.S. market.

------
77

Notes

------
78

Notes

------
79

Notes

------
80

[inside back cover - blank]

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments                                       PRSRT STD
P.O. Box 419200                                                U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                     AMERICAN CENTURY
                                                                   COMPANIES

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

                         American Century Investment Services, Inc., Distributor

0602                     (c)2006 American Century Proprietary Holdings, Inc.
SH-ANN-47858S            All rights reserved.

[front cover

American Century Investments
ANNUAL REPORT

[photo of man and woman]

DECEMBER 31, 2005

Global Gold Fund

                               [american century investments logo and text logo]

Our Message to You . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

GLOBAL GOLD

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American
Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

JAMES E. STOWERS III WITH JAMES E. STOWERS, JR.

We are pleased to provide you with the annual report for the Global Gold fund for the year ended December 31, 2005.

The report includes comparative performance figures, portfolio and market commentary, summary tables, a full list of portfolio holdings, and financial statements and highlights. We hope you find this information helpful in monitoring your investment.

Through our Web site, americancentury.com, we provide quarterly commentaries on all American Century portfolios, the views of our senior investment officers, and other communications about investments, portfolio strategy, and the markets.

Your next shareholder report for this fund will be the semiannual report dated
June 30, 2006, available in approximately six months.

As always, we deeply appreciate your investment with American Century
Investments.

Sincerely,

      /s/James E. Stowers, Jr.
      James E. Stowers, Jr.
      FOUNDER
      AMERICAN CENTURY COMPANIES, INC.

      /s/James E. Stowers III
      James E. Stowers III
      CHAIRMAN OF THE BOARD
      AMERICAN CENTURY COMPANIES, INC.

------
1

Global Gold - Performance

TOTAL RETURNS AS OF DECEMBER 31, 2005
                                  --------------------------------
                                       AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                           SINCE      INCEPTION
                      1 YEAR      5 YEARS    10 YEARS    INCEPTION       DATE
--------------------------------------------------------------------------------
INVESTOR CLASS        29.17%      32.17%       4.03%       3.67%        8/17/88
--------------------------------------------------------------------------------
FUND BENCHMARK(1)     29.24%      33.17%       4.20%       4.25%(2)       --
--------------------------------------------------------------------------------
MSCI WORLD INDEX       9.49%       2.18%       7.04%       8.10%(2)       --
--------------------------------------------------------------------------------
Advisor Class         28.94%      31.85%         --       11.01%        5/6/98
--------------------------------------------------------------------------------

(1) See Index Definitions page.

(2) Since 8/31/88, the date nearest the Investor Class's inception for which data are available.

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made December 31, 1995

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended December 31
---------------------------------------------------------------------------------------------------------
                    1996     1997     1998    1999     2000     2001     2002     2003     2004     2005
---------------------------------------------------------------------------------------------------------
Investor Class     -2.76%  -41.47%  -12.18%  -3.18%  -23.95%   34.09%   73.00%   46.70%   -8.17%   29.17%
---------------------------------------------------------------------------------------------------------
Fund benchmark     -6.63%  -41.96%   -6.81%  -1.80%  -27.32%   37.10%   74.79%   46.65%   -7.79%   29.24%
---------------------------------------------------------------------------------------------------------
MSCI World Index   13.48%   15.76%   24.34%  24.93%  -13.18%  -16.82%  -19.89%   33.11%   14.72%    9.49%
---------------------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries.
International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
2

Global Gold - Portfolio Commentary

PORTFOLIO MANAGER: BILL MARTIN

PERFORMANCE SUMMARY

Global Gold returned 29.17%* in 2005, nearly matching the benchmark's 29.24%
return on a net basis. The Global Gold fund custom benchmark is approximately two-thirds North American, 20% African, and 10% Australian gold company stocks.

GOLD GLITTERED IN 2005

Gold had a good year in 2005, rising 18.36% on the Comex division of the New
York Mercantile Exchange. But most of those gains came in the last four months of the year. From January through August, gold traded in a range roughly between
$420 and $440. In September, gold broke out to the upside, passing $460 and establishing a new range between $460 and $475. In mid-November, gold jumped again, cracking the $500 barrier by the beginning of December. After hitting a nearly 26-year closing high of $528 on December 12, gold fell below $500 on profit-taking, but managed to climb back to $518 by December 30, the final trading day of the year.

Gold prices were driven higher by several factors, including inflation concerns
(which traditionally boost demand for gold), strong demand for gold jewelry from the U.S., China, and India (jewelry production accounts for about three-quarters of world gold consumption), and increased demand for gold as a portfolio diversifier.

GOLD MINING STOCKS OUTPACED GOLD

Gold mining stocks had an even better year than gold bullion--the FT-SE(reg.tm)
Gold Mines Index gained 27.83%, far outstripping the broad U.S. stock market.

MARKET RETURNS
For the year ended December 31, 2005
--------------------------------------------------------------------------------
  BACKGROUND INFLUENCES
--------------------------------------------------------------------------------
Gold bullion                                                  18.36%
--------------------------------------------------------------------------------
U.S. Dollar vs. Euro                                          14.39%
--------------------------------------------------------------------------------
U.S. Dollar vs. South African Rand                            11.72%
--------------------------------------------------------------------------------
U.S. Dollar vs. Australian Dollar                              6.08%
--------------------------------------------------------------------------------
  BROAD GOLD STOCK MARKET
--------------------------------------------------------------------------------
Lipper Gold Fund Index                                        33.43%
--------------------------------------------------------------------------------
FT-SE(reg.tm) Gold Mines Index                                27.83%
--------------------------------------------------------------------------------
  REGIONAL COMPONENTS OF FT-SE(reg.tm) GOLD MINES
--------------------------------------------------------------------------------
FT-SE(reg.tm) Gold Mines Africa Index                         42.46%
--------------------------------------------------------------------------------
FT-SE(reg.tm) Gold Mines Australia Index                      39.85%
--------------------------------------------------------------------------------
FT-SE(reg.tm) Gold Mines North America Index                  22.72%
--------------------------------------------------------------------------------
Sources: Bloomberg Financial Markets, Lipper Inc.

TOP TEN HOLDINGS
AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          12/31/05               6/30/05
--------------------------------------------------------------------------------
Newmont Mining
Corporation                                10.4%                 10.0%
--------------------------------------------------------------------------------
Placer Dome Inc.                            7.6%                  6.6%
--------------------------------------------------------------------------------
Barrick Gold Corp.                          7.1%                 10.0%
--------------------------------------------------------------------------------
Goldcorp Inc.(1)                            6.2%                  7.0%
--------------------------------------------------------------------------------
Gold Fields Limited(1)                      5.7%                  4.3%
--------------------------------------------------------------------------------
Newcrest Mining Limited                     5.7%                  5.4%
--------------------------------------------------------------------------------
AngloGold Ashanti
Limited(1)                                  4.9%                  4.7%
--------------------------------------------------------------------------------
Glamis Gold Ltd.                            4.7%                  3.8%
--------------------------------------------------------------------------------
Harmony Gold
Mining Co. Limited(1)                       4.5%                  3.9%
--------------------------------------------------------------------------------
Kinross Gold Corp.(1)                       4.5%                  3.6%
--------------------------------------------------------------------------------
(1) Includes shares traded on all exchanges.

*All fund returns referenced in this commentary are for Investor Class shares.

                                                                    (continued)

------
3

Global Gold - Portfolio Commentary

Among the FT-SE(reg.tm) regional indices, the FT-SE(reg.tm) Gold Mines Africa
Index was the top performer, returning 42.46%. The U.S. dollar's nearly 12%
climb versus the South African rand in 2005 was a boon for South African gold producers, who pay their business costs in rand, but are paid for their gold in
U.S. dollars. But the dollar's strength was a drag on U.S. mining companies, which have numerous foreign operations. As a result, the FT-SE(reg.tm) Gold
Mines North America Index lagged the African and Australian indices, but still offered a very handsome 22.72% return for the year. The FT-SE(reg.tm) Gold Mines
Australia Index returned 39.85%.

In mining company news, Barrick Gold Corp. of Canada (+16.11%) reached a deal near the end of December to acquire Placer Dome (+22.34%), another Canadian company, with an unsolicited bid of $10.4 billion. The deal would make Barrick the world's largest gold producer.

Placer Dome and Barrick were the second- and third-largest holdings in Global
Gold's portfolio at the end of 2005.

PORTFOLIO STRATEGY AND PERFORMANCE ATTRIBUTION

Global Gold's slant toward larger North American gold company stocks dampened returns slightly, but the portfolio nearly matched its benchmark on a net basis, aided by strategic over- and underweights versus the benchmark in various mining companies.

The largest positive contributor to Global Gold's return was Goldcorp Inc.
(+48.77%), a low-cost Canadian gold producer that hopes to buy Placer Dome's
Canadian assets from Barrick Gold Corp. once that company acquires Placer Dome.
If that happens, Goldcorp expects to process more than two million ounces of gold in 2006, at a cost of about $150 U.S. dollars an ounce.

The largest detractor from Global Gold's performance was Crystallex
International Corp. (-40.37%, Canada), whose shares plunged in September 2005 after Venezuelan President Hugo Chavez announced plans to cancel some mining rights that had been previously granted in his country and start a state-owned agency to develop the country's natural resources. Crystallex has the concession for Venezuela's largest gold deposit--Las Cristinas. But Crystallex officials feel confident that they will be granted the final environmental permits to mine
Las Cristinas, since the Venezuelan government claims it is only interested in canceling mining concessions that are not being actively developed by foreign mining companies. As of December 31, 2005, our investment in Crystallex was
0.81% of Global Gold's portfolio.

GEOGRAPHIC COMPOSITION
AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          12/31/05               6/30/05
--------------------------------------------------------------------------------
Canada                                     51.7%                 51.4%
--------------------------------------------------------------------------------
United States                              17.8%                 22.9%
--------------------------------------------------------------------------------
South Africa                               16.2%                 13.6%
--------------------------------------------------------------------------------
Australia                                  12.5%                 10.0%
--------------------------------------------------------------------------------
United Kingdom                              1.3%                  1.6%
--------------------------------------------------------------------------------
Cash and Equivalents(1)                     0.5%                  0.5%
--------------------------------------------------------------------------------
(1) Includes temporary cash investments and other assets and liabilities.

------
4

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all
PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR  COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                    (continued)

------
5

Shareholder Fee Example (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                                     EXPENSES PAID
                   BEGINNING          ENDING        DURING PERIOD*    ANNUALIZED
                  ACCOUNT VALUE    ACCOUNT VALUE       7/1/05 -         EXPENSE
                     7/1/05          12/31/05          12/31/05         RATIO*
--------------------------------------------------------------------------------
GLOBAL GOLD SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Investor Class       $1,000          $1,380.20          $4.02           0.67%
--------------------------------------------------------------------------------
Advisor Class        $1,000          $1,377.90          $5.51           0.92%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
Investor Class       $1,000          $1,021.83          $3.41           0.67%
--------------------------------------------------------------------------------
Advisor Class        $1,000          $1,020.57          $4.69           0.92%
--------------------------------------------------------------------------------

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
6

Global Gold - Schedule of Investments

DECEMBER 31, 2005

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS & WARRANTS -- 99.5%

AUSTRALIA -- 12.5%
--------------------------------------------------------------------------------
        2,500,000  Croesus Mining NL(1)                            $    651,425
--------------------------------------------------------------------------------
          618,600  Equigold NL                                          626,592
--------------------------------------------------------------------------------
          154,650  Equigold NL Warrants(1)                               23,270
--------------------------------------------------------------------------------
          479,749  GRD Ltd.                                           1,021,194
--------------------------------------------------------------------------------
          974,202  Kingsgate Consolidated Ltd.                        3,289,296
--------------------------------------------------------------------------------
       13,463,473  Lihir Gold Limited(1)                             21,543,172
--------------------------------------------------------------------------------
        2,502,562  Newcrest Mining Limited                           44,636,197
--------------------------------------------------------------------------------
            3,333  Nickel Australia Ltd.(1)                                 330
--------------------------------------------------------------------------------
       17,390,700  Oxiana Ltd.(1)                                    22,210,706
--------------------------------------------------------------------------------
          677,711  Resolute Mining Limited(1)                           574,543
--------------------------------------------------------------------------------
        1,200,000  Sino Gold Ltd.(1)                                  3,082,800
--------------------------------------------------------------------------------
                                                                     97,659,525
--------------------------------------------------------------------------------
CANADA -- 51.7%
--------------------------------------------------------------------------------
          201,888  Agnico-Eagle Mines Ltd.                            3,996,613
--------------------------------------------------------------------------------
        1,076,700  Agnico-Eagle Mines Ltd.
                   New York Shares                                   21,275,592
--------------------------------------------------------------------------------
          568,400  Apollo Gold Corporation(1)                           127,088
--------------------------------------------------------------------------------
          191,600  Arizona Star Resource Corp.(1)                     1,090,762
--------------------------------------------------------------------------------
        2,250,800  Aurizon Mines Ltd.(1)                              3,367,925
--------------------------------------------------------------------------------
          181,000  Banro Corp.(1)                                     1,533,173
--------------------------------------------------------------------------------
        1,987,116  Barrick Gold Corp.                                55,380,924
--------------------------------------------------------------------------------
        5,597,350  Bema Gold Corp.(1)                                16,221,413
--------------------------------------------------------------------------------
        4,005,000  Cambior, Inc.(1)                                  11,193,404
--------------------------------------------------------------------------------
        2,931,500  Crystallex International
                   Corporation(1)                                     6,302,404
--------------------------------------------------------------------------------
        1,100,000  Crystallex International
                   Corporation Warrants(1)                                   --
--------------------------------------------------------------------------------
        3,747,300  Eldorado Gold Corporation(1)                      18,336,104
--------------------------------------------------------------------------------
          150,700  European Goldfields Ltd.(1)                          291,590
--------------------------------------------------------------------------------
          489,200  Gammon Lake Resources
                   Inc.(1)                                            5,809,736
--------------------------------------------------------------------------------
        1,349,500  Glamis Gold Ltd.(1)                               37,101,531
--------------------------------------------------------------------------------
          323,600  Gold Reserve Inc.(1)                                 938,440
--------------------------------------------------------------------------------
        2,128,775  Goldcorp Inc.                                     47,413,916
--------------------------------------------------------------------------------
           30,000  Goldcorp Inc. New York Shares                        668,400
--------------------------------------------------------------------------------
          650,000  Goldcorp Inc. Warrants(1)                          2,711,012
--------------------------------------------------------------------------------
        1,511,700  Golden Star Resources Ltd.(1)                      4,016,987
--------------------------------------------------------------------------------
          125,000  Golden Star Resources Ltd.
                   Warrants(1)                                           72,021
--------------------------------------------------------------------------------
          660,000  Great Basin Gold Ltd.(1)                           1,021,628
--------------------------------------------------------------------------------
        1,750,000  Guinor Gold Corp.(1)                               2,242,336
--------------------------------------------------------------------------------
          822,000  High River Gold Mines Ltd.(1)                      1,046,188
--------------------------------------------------------------------------------
        2,140,100  IAMGOLD Corporation                               16,857,993
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------

          552,700  International Minerals Corp.(1)                 $  2,371,736
--------------------------------------------------------------------------------
          240,000  Ivanhoe Mines Ltd.(1)                              1,723,352
--------------------------------------------------------------------------------
        3,334,829  Kinross Gold Corp.(1)                             30,800,257
--------------------------------------------------------------------------------
          479,757  Kinross Gold Corp. New York
                   Shares(1)                                          4,423,360
--------------------------------------------------------------------------------
          154,600  Kirkland Lake Gold Inc.(1)                           612,897
--------------------------------------------------------------------------------
          564,600  Minefinders Corporation Ltd.(1)                    2,864,634
--------------------------------------------------------------------------------
        3,200,000  Miramar Mining Corp.(1)                            8,035,430
--------------------------------------------------------------------------------
        1,502,800  Nevsun Resources Ltd.(1)                           2,713,918
--------------------------------------------------------------------------------
        2,000,000  North American Tungsten
                   Corp.(1)                                           2,442,275
--------------------------------------------------------------------------------
          644,300  Northern Orion Resources
                   Inc.(1)                                            2,099,924
--------------------------------------------------------------------------------
          687,500  Northern Orion Resources
                   Inc. Warrants(1)                                   1,212,001
--------------------------------------------------------------------------------
        1,661,500  Northgate Mineral
                   Corporation(1)                                     3,043,380
--------------------------------------------------------------------------------
          814,100  Novagold Resources Inc.(1)                         7,408,310
--------------------------------------------------------------------------------
        2,602,216  Placer Dome Inc.                                  59,668,813
--------------------------------------------------------------------------------
        1,100,000  Rio Narcea Gold Mines, Ltd.(1)                     1,513,523
--------------------------------------------------------------------------------
          500,000  SouthernEra Diamonds Inc.(1)                         146,193
--------------------------------------------------------------------------------
          378,500  Southwestern Resources
                   Corp.(1)                                           4,397,416
--------------------------------------------------------------------------------
        1,304,300  Wolfden Resources Inc.(1)                          4,150,071
--------------------------------------------------------------------------------
          795,600  Yamana Gold Inc.(1)                                5,268,195
--------------------------------------------------------------------------------
                                                                    403,912,865
--------------------------------------------------------------------------------
SOUTH AFRICA -- 16.2%
--------------------------------------------------------------------------------
          574,402  AngloGold Ashanti Limited                         28,335,251
--------------------------------------------------------------------------------
          194,676  AngloGold Ashanti Limited
                   ADR                                                9,603,367
--------------------------------------------------------------------------------
        1,146,050  DRDGOLD Limited(1)                                 1,650,312
--------------------------------------------------------------------------------
          786,900  DRDGOLD Limited ADR                                1,133,136
--------------------------------------------------------------------------------
        2,099,734  Gold Fields Limited                               37,018,310
--------------------------------------------------------------------------------
          435,100  Gold Fields Limited ADR                            7,670,813
--------------------------------------------------------------------------------
        1,922,850  Harmony Gold Mining Co.
                   Limited(1)                                        25,093,193
--------------------------------------------------------------------------------
          782,800  Harmony Gold Mining Co.
                   Limited ADR(1)                                    10,215,540
--------------------------------------------------------------------------------
          897,362  Western Areas Limited(1)                           5,826,104
--------------------------------------------------------------------------------
                                                                    126,546,026
--------------------------------------------------------------------------------
UNITED KINGDOM -- 1.3%
--------------------------------------------------------------------------------
          165,200  Celtic Resources Holdings
                   plc(1)                                               528,523
--------------------------------------------------------------------------------
          750,000  Oriel Resources plc(1)                               316,704
--------------------------------------------------------------------------------
          582,600  Randgold Resources Limited
                   ADR(1)                                             9,397,338
--------------------------------------------------------------------------------
                                                                     10,242,565
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
7

Global Gold - Schedule of Investments

DECEMBER 31, 2005

Shares                                                                 Value
--------------------------------------------------------------------------------
UNITED STATES -- 17.8%
--------------------------------------------------------------------------------
        3,229,700  Coeur d'Alene Mines
                   Corporation(1)                                  $ 12,918,800
--------------------------------------------------------------------------------
           80,500  Freeport-McMoRan Copper &
                   Gold, Inc. Cl B                                    4,330,900
--------------------------------------------------------------------------------
          692,400  Meridian Gold Inc.(1)                             15,171,649
--------------------------------------------------------------------------------
          705,200  Meridian Gold Inc. New York
                   Shares(1)                                         15,422,724
--------------------------------------------------------------------------------
        1,524,514  Newmont Mining Corporation                        81,409,048
--------------------------------------------------------------------------------
          281,400  Royal Gold, Inc.                                   9,773,022
--------------------------------------------------------------------------------
                                                                    139,026,143
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS & WARRANTS
(Cost $364,831,910)                                                 777,387,124
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 0.2%

Repurchase Agreement, Credit Suisse First
Boston, Inc., (collateralized by various U.S.
Treasury obligations, 5.25%, 2/15/29, valued
at $1,556,629), in a joint trading account at
3.40%, dated 12/30/05, due 1/3/06
(Delivery value $1,500,567)
(Cost $1,500,000)                                                     1,500,000
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 99.7%
(Cost $366,331,910)                                                 778,887,124
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.3%                                  2,395,021
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                         $781,282,145
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1) Non-income producing.

A fair valued security is one which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of
Directors. The aggregate value of fair valued securities as of December 31,
2005, was $92,097,066, which represented 11.8% of total net assets.

See Notes to Financial Statements.

------
8

Statement of Assets and Liabilities

DECEMBER 31, 2005

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $366,331,910)             $778,887,124
------------------------------------------------------------
Receivable for investments sold                                       3,352,167
------------------------------------------------------------
Receivable for capital shares sold                                      304,743
------------------------------------------------------------
Dividends and interest receivable                                       109,786
--------------------------------------------------------------------------------
                                                                    782,653,820
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Disbursements in excess of demand deposit cash                          950,308
------------------------------------------------------------
Accrued management fees                                                 419,327
------------------------------------------------------------
Distribution fees payable                                                 1,020
------------------------------------------------------------
Service fees payable                                                      1,020
--------------------------------------------------------------------------------
                                                                      1,371,675
--------------------------------------------------------------------------------
NET ASSETS                                                         $781,282,145
================================================================================
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                           $ 529,096,661
------------------------------------------------------------
Accumulated net investment loss                                      (3,959,984)
------------------------------------------------------------
Accumulated net realized loss on investment
and foreign currency transactions                                  (156,410,756)
------------------------------------------------------------
Net unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies                     412,556,224
--------------------------------------------------------------------------------
                                                                  $ 781,282,145
================================================================================
INVESTOR CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                         $775,971,397
------------------------------------------------------------
Shares outstanding                                                   50,056,122
------------------------------------------------------------
Net asset value per share                                                $15.50
--------------------------------------------------------------------------------
ADVISOR CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                           $5,310,748
------------------------------------------------------------
Shares outstanding                                                      343,439
------------------------------------------------------------
Net asset value per share                                                $15.46
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
9

Statement of Operations

YEAR ENDED DECEMBER 31, 2005

--------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------
INCOME:
------------------------------------------------------------
Dividends (net of foreign taxes withheld of $356,024)              $  4,934,177
------------------------------------------------------------
Interest                                                                 87,917
--------------------------------------------------------------------------------
                                                                      5,022,094
--------------------------------------------------------------------------------

EXPENSES:
------------------------------------------------------------
Management fees                                                       4,271,332
------------------------------------------------------------
Distribution fees - Advisor Class                                        10,519
------------------------------------------------------------
Service fees - Advisor Class                                             10,519
------------------------------------------------------------
Directors' fees and expenses                                             17,728
------------------------------------------------------------
Other expenses                                                           16,562
--------------------------------------------------------------------------------
                                                                      4,326,660
--------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                            695,434
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
------------------------------------------------------------
Investment transactions                                              29,909,208
------------------------------------------------------------
Foreign currency transactions                                         6,288,129
--------------------------------------------------------------------------------
                                                                     36,197,337
--------------------------------------------------------------------------------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:
------------------------------------------------------------
Investments                                                         150,179,915
------------------------------------------------------------
Translation of assets and liabilities in foreign currencies         (10,094,753)
--------------------------------------------------------------------------------
                                                                    140,085,162
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                             176,282,499
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                          $176,977,933
================================================================================

See Notes to Financial Statements.

------
10

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2005 AND DECEMBER 31, 2004
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                        2005           2004
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income (loss)                        $    695,434   $   (176,436)
-------------------------------------------
Net realized gain (loss)                              36,197,337     14,158,663
-------------------------------------------
Change in net unrealized
appreciation (depreciation)                          140,085,162    (78,842,318)
--------------------------------------------------------------------------------
Net increase (decrease) in net
assets resulting from operations                     176,977,933    (64,860,091)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net investment income:
-------------------------------------------
  Investor Class                                              --     (4,451,754)
-------------------------------------------
  Advisor Class                                               --        (25,163)
--------------------------------------------------------------------------------
Decrease in net assets from distributions                     --     (4,476,917)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                      (93,633,038)    27,705,827
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                 83,344,895    (41,631,181)

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                  697,937,250    739,568,431
--------------------------------------------------------------------------------
End of period                                       $781,282,145   $697,937,250
================================================================================

Accumulated net investment loss                      $(3,959,984)   $(5,143,447)
================================================================================

See Notes to Financial Statements.

------
11

Notes to Financial Statements

DECEMBER 31, 2005

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Quantitative Equity Funds, Inc. (the
corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. Global Gold Fund (the fund)
is one fund in a series issued by the corporation. The fund is non-diversified under the 1940 Act. The fund's investment objective is to seek to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world. The fund invests primarily in equity securities. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class and the
Advisor Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of
Directors or its designee if such fair value determination would materially impact a fund's net asset value. Circumstances that may cause the fund to fair value a security include: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New
York Stock Exchange) that was likely to have changed the value of the security;
a security has been declared in default; or trading in a security has been halted during the trading day.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation
(depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain
(loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

                                                                    (continued)

------
12

Notes to Financial Statements

DECEMBER 31, 2005

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid twice per year.

REDEMPTION -- The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment
Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds. The rates for the Investment Category
Fee range from 0.3380% to 0.5200% and the rates for the Complex Fee (Investor
Class) range from 0.2500% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. The effective annual management fee for the fund for the year ended December 31, 2005 was 0.67% and 0.42% for the Investor
Class and Advisor Class, respectively.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc.

                                                                    (continued)

------
13

Notes to Financial Statements

DECEMBER 31, 2005

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

(ACIS) an annual distribution fee equal to 0.25% and an annual service fee equal to 0.25%. The fees are computed and accrued daily based on the Advisor Class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred under the plan during the year ended December 31, 2005, are detailed in the Statement of
Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB).
JPMCB is a custodian of the fund and a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
December 31, 2005, were as follows:

--------------------------------------------------------------------------------
Purchases                                                          $32,918,490
--------------------------------------------------------------------------------
Proceeds from sales                                               $128,882,069
--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS

The corporation is authorized to issue 3,000,000,000 shares. Transactions in shares of the fund were  as follows:

--------------------------------------------------------------------------------
                                                   SHARES          AMOUNT
--------------------------------------------------------------------------------
INVESTOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

AUTHORIZED SHARES                               300,000,000
================================================================================
Sold                                             12,692,780    $ 150,925,124
------------------------------------------
Redeemed                                        (20,425,381)    (243,991,759)(1)
--------------------------------------------------------------------------------
Net increase (decrease)                          (7,732,601)   $ (93,066,635)
================================================================================
YEAR ENDED DECEMBER 31, 2004

AUTHORIZED SHARES                               500,000,000
================================================================================
Sold                                             22,532,146    $ 265,797,526
------------------------------------------
Issued in reinvestment of distributions             422,536        4,200,000
------------------------------------------
Redeemed                                        (21,064,314)    (244,061,704)(2)
--------------------------------------------------------------------------------
Net increase (decrease)                           1,890,368    $  25,935,822
================================================================================

(1) Net of redemption fees of $177,866.

(2) Net of redemption fees of $213,506.

                                                                    (continued)

------
14

Notes to Financial Statements

DECEMBER 31, 2005

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

--------------------------------------------------------------------------------
                                                   SHARES          AMOUNT
--------------------------------------------------------------------------------
ADVISOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

AUTHORIZED SHARES                                10,000,000
================================================================================
Sold                                                157,156      $ 1,945,340
------------------------------------------
Redeemed                                           (208,879)      (2,511,743)(1)
--------------------------------------------------------------------------------
Net increase (decrease)                             (51,723)     $  (566,403)
================================================================================
YEAR ENDED DECEMBER 31, 2004

AUTHORIZED SHARES                                10,000,000
================================================================================
Sold                                                357,359      $ 4,167,318
------------------------------------------
Issued in reinvestment of distributions               2,471           24,592
------------------------------------------
Redeemed                                           (207,708)      (2,421,905)(2)
--------------------------------------------------------------------------------
Net increase (decrease)                             152,122      $ 1,770,005
================================================================================

(1) Net of redemption fees of $2,885.

(2) Net of redemption fees of $9,861.

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a
$500,000,000 unsecured bank line of credit agreement with JPMCB, which was renewed from $575,000,000 effective December 14, 2005. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended December 31, 2005.

6. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries.

7. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 were as follows:

--------------------------------------------------------------------------------
                                                            2005        2004
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
--------------------------------------------------------------------------------
Ordinary income                                                --    $4,476,917
--------------------------------------------------------------------------------
Long-term capital gains                                        --            --
--------------------------------------------------------------------------------

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

                                                                    (continued)

------
15

Notes to Financial Statements

DECEMBER 31, 2005

7. FEDERAL TAX INFORMATION (CONTINUED)

As of December 31, 2005, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

--------------------------------------------------------------------------------
Federal tax cost of investments                                    $385,649,090
================================================================================
Gross tax appreciation of investments                              $406,306,893
------------------------------------------------------------
Gross tax depreciation of investments                               (13,068,859)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation) of investments                 $393,238,034
================================================================================
Net tax appreciation (depreciation) on derivatives and
translation of assets and liabilities in foreign currencies            (939,350)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation)                                $392,298,684
================================================================================
Undistributed ordinary income                                        $2,553,769
------------------------------------------------------------
Accumulated capital losses                                        $(142,638,900)
------------------------------------------------------------
Currency loss deferral                                                 $(28,069)
--------------------------------------------------------------------------------

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire as follows:

--------------------------------------------------------------------------------
      2006            2007            2008            2009            2010
--------------------------------------------------------------------------------
  $(28,733,912)   $(56,658,958)   $(30,893,211)   $(20,993,041)   $(5,359,778)
--------------------------------------------------------------------------------

The currency loss deferral represents net foreign currency losses incurred in the two-month period ended December 31, 2005. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

8. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

As of December 31, 2005, the fund designates $356,024 as a foreign tax credit, which represents taxes paid on income derived from sources within foreign countries or possessions of the United States.

------
16

Global Gold - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31
--------------------------------------------------------------------------------
                                               INVESTOR CLASS
--------------------------------------------------------------------------------
                              2005       2004       2003       2002       2001
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period          $12.00     $13.17      $9.14      $5.30      $4.00
--------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------
  Net Investment
  Income (Loss)(1)             0.01       --(2)      0.02       0.04       0.05
-------------------------
  Net Realized and
  Unrealized Gain (Loss)       3.49      (1.09)      4.21       3.82       1.30
--------------------------------------------------------------------------------
  Total From
  Investment Operations        3.50      (1.09)      4.23       3.86       1.35
--------------------------------------------------------------------------------
Distributions
-------------------------
  From Net
  Investment Income             --       (0.08)     (0.21)     (0.04)     (0.06)
--------------------------------------------------------------------------------
Redemption Fees               --(2)       --(2)      0.01       0.02       0.01
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                $15.50     $12.00     $13.17      $9.14      $5.30
================================================================================
  TOTAL RETURN(3)             29.17%     (8.17)%    46.70%     73.00%     34.09%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                     0.67%      0.68%      0.69%      0.69%      0.68%
-------------------------
Ratio of Net Investment
Income (Loss) to Average
Net Assets                     0.11%    (0.03)%      0.22%      0.57%      0.99%
-------------------------
Portfolio Turnover Rate           5%        14%        22%        31%        14%
-------------------------
Net Assets, End of Period
(in thousands)              $775,971   $693,197   $736,363   $421,534   $192,973
--------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
17

Global Gold - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31
--------------------------------------------------------------------------------
                                                ADVISOR CLASS
--------------------------------------------------------------------------------
                              2005       2004       2003       2002       2001
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period          $12.00     $13.19      $9.14      $5.30      $4.00
--------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------
  Net Investment
  Income (Loss)(1)            (0.02)     (0.03)     --(2)       --(2)      0.03
-------------------------
  Net Realized and
  Unrealized Gain (Loss)       3.48      (1.09)      4.22       3.83       1.31
--------------------------------------------------------------------------------
  Total From
  Investment Operations        3.46      (1.12)      4.22       3.83       1.34
--------------------------------------------------------------------------------
Distributions
-------------------------
  From Net
  Investment Income             --       (0.07)     (0.18)     (0.01)     (0.05)
--------------------------------------------------------------------------------
Redemption Fees               --(2)       --(2)      0.01       0.02       0.01
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                $15.46     $12.00     $13.19      $9.14      $5.30
================================================================================
  TOTAL RETURN(3)             28.94%     (8.49)%    46.37%     72.61%     33.75%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                     0.92%       0.93%     0.94%      0.94%      0.93%
-------------------------
Ratio of Net Investment
Income (Loss) to Average
Net Assets                   (0.14)%     (0.28)%   (0.02)%      0.32%      0.74%
-------------------------
Portfolio Turnover Rate           5%         14%       22%        31%        14%
-------------------------
Net Assets, End of Period
(in thousands)                $5,311      $4,740    $3,205     $1,118        $64
--------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
18

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and
Shareholders of the Global Gold Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Global Gold Fund (one of the seven funds comprising the American Century Quantitative Equity Funds, Inc.,
hereafter referred to as the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).
Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
February 14, 2006

------
19

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent directors is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors. Mr. Scott may serve until age 77 based on an extension granted under retirement guidelines in effect prior to March 2004. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor,
American Century Investment Management, Inc. (ACIM); the fund's principal underwriter, American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The directors serve in this capacity for eight registered investment companies in the American Century family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 13 investment companies advised by ACIM or American Century Global
Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
ANTONIO CANOVA, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2005
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer, Brocade
Communications Systems, Inc. (May 2001 to December 2005); Vice
President-Administration, Brocade Communications Systems, Inc. (November 2004 to
December 2005); Vice President-Finance, Brocade Communications Systems, Inc.
(November 2000 to November 2004)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 34
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JOHN FREIDENRICH, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2005
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member and Manager, Regis
Management Company, LLC (April 2004 to present); Partner and Founder, Bay
Partners (Venture capital firm, 1976 to present); Partner and Founder, Ware &
Freidenrich (1968 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 34
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

                                                                    (continued)

------
20

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
RONALD J. GILSON, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
FIRST YEAR OF SERVICE: 1995
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of Law
and Business, Stanford Law School (1979 to present); Marc and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present);
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 34
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
KATHRYN A. HALL, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chief Executive Officer and
Chief Investment Officer, Offit Hall Capital Management, LLC (April 2002 to
present); President and Managing Director, Laurel Management Company, LLC (1996
to April 2002)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 34
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
MYRON S. SCHOLES, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1941
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1980
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Oak Hill Platinum
Partners, and a Partner, Oak Hill Capital Management (1999 to present); Frank E.
Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1981
to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 34
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Chicago Mercantile Exchange
(2000 to present)
--------------------------------------------------------------------------------
KENNETH E. SCOTT, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1928
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1971
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Ralph M. Parsons Professor of Law
and Business, Stanford Law School (1972 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 34
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JOHN B. SHOVEN, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2002
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Professor of Economics, Stanford
University (1977 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 34
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Cadence Design Systems (1992 to
present); Director, Watson Wyatt Worldwide (2002 to present); Director,
Palmsource Inc. (2002 to present)
--------------------------------------------------------------------------------
JEANNE D. WOHLERS, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1984
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Director and Partner,
Windy Hill Productions, LP (educational software, 1994 to 1998)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 34
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Quintus Corporation (automation solutions, 1995 to present)
--------------------------------------------------------------------------------

                                                                    (continued)

------
21

Management

INTERESTED DIRECTOR
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC
(September 2000 to present); President, ACC (June 1997 to present); Also serves as: Chief Executive Officer and President, ACIS, ACGIM, ACIM and other ACC subsidiaries; Executive Vice President, ACS; Director, ACC, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 34
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: See entry under "Interested
Director."
--------------------------------------------------------------------------------
JONATHAN THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Executive Vice President
FIRST YEAR OF SERVICE: 2005
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Executive Vice President, ACC
(November 2005 to present); Managing Director, Morgan Stanley (March 2000 to
November 2005)
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer and Chief Financial
Officer
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Assistant Treasurer, ACC (January
1995 to present); Also serves as: Senior Vice President, ACS; Assistant
Treasurer, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1958
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
FIRST YEAR OF SERVICE: 1998
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (February 2001
to present); General Counsel, ACC (June 1998 to present); Also serves as: Senior
Vice President and General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
CHARLES C.S. PARK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Vice President and Chief Compliance Officer
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (March 2005 to present); Vice President, ACS (February 2000 to present); Assistant General Counsel, ACS (January 1998 to March 2005)
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Controller
FIRST YEAR OF SERVICE: 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present); Controller-Fund Accounting, ACS (June 1997 to present)
--------------------------------------------------------------------------------

                                                                    (continued)

------
22

Management

OFFICERS
--------------------------------------------------------------------------------
C. JEAN WADE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1964
POSITION(S) HELD WITH FUND: Controller(1)
FIRST YEAR OF SERVICE: 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present); Controller-Fund Accounting, ACS (June 1997 to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (October 2001
to present); Vice President, Corporate Tax, ACS (April 1998 to present); Also serves as: Vice President, ACIM, ACGIM, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------

(1) Ms. Wade serves in a similar capacity for seven other investment companies advised by ACIM.

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

------
23

Share Class Information

Two classes of shares are authorized for sale by the fund: Investor Class and
Advisor Class. The total expense ratio of Advisor Class shares is higher than that of Investor Class shares.

INVESTOR CLASS SHARES are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors.
Advisor Class shares are subject to a 0.50% annual Rule 12b-1 service and distribution fee. The total expense ratio of Advisor Class shares is 0.25%
higher than the total expense ratio of Investor Class shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

------
24

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century's Web site  at americancentury.com and on the Securities and Exchange
Commission's Web site at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's Web site at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its Web site at americancentury.com and, upon request, by calling
1-800-345-2021.

------
25

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The FT-SE(reg.tm) GOLD MINES INDEX(1) is designed to reflect the performance of the worldwide market in shares of companies whose principal activity is the mining of gold.

The FUND BENCHMARK was the Benham North American Gold Equities Index from inception through February 1996. From March 1996 through December 1997, the benchmark was the FT-SE Gold Mines Index. Since January 1998, the benchmark has been a proprietary index developed and monitored by American Century that is intended to reflect the entire gold market. The Global Gold fund custom benchmark is approximately two-thirds North American, 20% African, and 10%
Australian gold company stocks.

The LIPPER GOLD FUND INDEX tracks total return performance of the largest funds within the Lipper Gold Fund category. These funds invest primarily in shares of gold mines, gold-oriented mining finance houses, gold coins, or gold bullion.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX(SM) is a
market-capitalization-weighted index designed to measure global developed-market equity performance.

(1) The FT-SE Gold Mines Index is calculated by FT-SE International Limited in conjunction with the Institute of Actuaries. The FT-SE Gold Mines Index is a
    trademark of the London Stock Exchange Limited and the Financial Times Ltd.
    and is used by FT-SE International Limited under license. FT-SE
    International Limited does not sponsor, endorse, or promote the fund.

------
26

Notes

------
27

Notes

------
28

[inside back cover]

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

                         American Century Investment Services, Inc., Distributor

0602                     (c)2006 American Century Proprietary Holdings, Inc.
SH-ANN-47859N            All rights reserved.

[front cover]

American Century Investments
ANNUAL REPORT

[photo of man and woman]

DECEMBER 31, 2005

Utilities Fund

                               [american century investments logo and text logo]

Our Message to You . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

UTILITIES

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American
Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

JAMES E. STOWERS III WITH JAMES E. STOWERS, JR.

We are pleased to provide you with the annual report for the Utilities fund for the year ended December 31, 2005.

The report includes comparative performance figures, portfolio and market commentary, summary tables, a full list of portfolio holdings, and financial statements and highlights. We hope you find this information helpful in monitoring your investment.

Through our Web site, americancentury.com, we provide quarterly commentaries on all American Century portfolios, the views of our senior investment officers, and other communications about investments, portfolio strategy, and the markets.

Your next shareholder report for this fund will  be the semiannual report dated
June 30, 2006, available in approximately six months.

As always, we deeply appreciate your investment with American Century
Investments.

Sincerely,

      /s/James E. Stowers, Jr.
      James E. Stowers, Jr.
      FOUNDER
      AMERICAN CENTURY COMPANIES, INC.

      /s/James E. Stowers III
      James E. Stowers III
      CHAIRMAN OF THE BOARD
      AMERICAN CENTURY COMPANIES, INC.

------
1

Utilities - Performance

TOTAL RETURNS AS OF DECEMBER 31, 2005
                                   --------------------------------
                                        AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                            SINCE      INCEPTION
                       1 YEAR      5 YEARS    10 YEARS    INCEPTION       DATE
--------------------------------------------------------------------------------
INVESTOR CLASS         14.30%       0.12%       7.77%      8.20%         3/1/93
--------------------------------------------------------------------------------
FUND BENCHMARK(1)      11.14%      -0.51%       8.10%      8.37%(2)        --
--------------------------------------------------------------------------------
S&P 500 INDEX(3)        4.91%       0.54%       9.08%     10.45%(2)        --
--------------------------------------------------------------------------------
Advisor Class          14.02%      -0.15%         --       4.13%         6/25/98
--------------------------------------------------------------------------------

(1) See Index Definitions page.

(2) Since 2/28/93, the date nearest the Investor Class's inception for which data are available.

(3) Data provided by Lipper Inc. - A Reuters Company. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund concentrates its investments in a narrow market segment and is therefore subject to greater risk and market fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

                                                                    (continued)

------
2

Utilities - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made December 31, 1995

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended December 31
---------------------------------------------------------------------------------------------------------
                  1996     1997     1998     1999    2000      2001      2002     2003     2004     2005
---------------------------------------------------------------------------------------------------------
Investor Class    4.82%   35.82%   27.43%   11.46%   3.97%   -20.97%   -27.44%   23.96%   23.81%   14.30%
---------------------------------------------------------------------------------------------------------
Fund benchmark    8.63%   34.50%   33.29%   12.36%   2.17%   -16.90%   -32.28%   25.38%   24.34%   11.14%
---------------------------------------------------------------------------------------------------------
S&P 500 Index    22.96%   33.36%   28.58%   21.04%  -9.10%   -11.89%   -22.10%   28.68%   10.88%    4.91%
---------------------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund concentrates its investments in a narrow market segment and is therefore subject to greater risk and market fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
3

Utilities - Portfolio Commentary

PORTFOLIO MANAGERS: JOE STERLING AND BILL MARTIN

PERFORMANCE SUMMARY

In 2005, the Utilities fund posted a total return of 14.30%,* outpacing the
11.14% return of its custom utilities benchmark (defined on page 27) and the
4.33% return of the Russell 1000 Utilities Index. The S&P 500 Index, a broad stock market measure, returned 4.91%.

MARKET REVIEW

Stocks quietly generated modest gains in 2005, their third straight year of positive performance. Despite the headwinds of record-high energy prices and rising short-term interest rates, the stock market rallied as economic growth and corporate earnings exceeded expectations. For the year, the major stock indexes each advanced by approximately 5%.

Utilities stocks significantly outperformed the overall stock market in 2005.
Within the S&P 500, only the energy sector had a higher return than utilities.
Strong demand and rising energy prices boosted profit margins for electric and gas utilities, which produced the best returns in the sector. Wireless telecommunication stocks also posted double-digit gains, benefiting from healthy subscriber growth and merger activity, while the remainder of the telecom segment was flat overall.

ELECTRIC & GAS UTILITIES  OUTPERFORMED

The Utilities fund's outperformance of its custom utilities benchmark resulted primarily from strong stock selection among electric and gas utilities. For the second straight year, the fund's top performance contributor was Texas-based electric utility TXU. Rising energy prices and improved profitability enabled the company to raise earnings projections and its dividend payout.

MARKET RETURNS
For the year ended December 31, 2005
--------------------------------------------------------------------------------
  BROAD U.S. STOCK MARKET
--------------------------------------------------------------------------------
S&P 500 Index                                                  4.91%
--------------------------------------------------------------------------------
Nasdaq Composite Index                                         2.12%
--------------------------------------------------------------------------------
 BROAD UTILITIES MARKET
--------------------------------------------------------------------------------
Lipper Utility Fund Index                                     15.00%
--------------------------------------------------------------------------------
Russell 1000 Utilities Index                                   4.33%
--------------------------------------------------------------------------------
  PRIMARY UTILITIES INDUSTRIES IN FUND BENCHMARK
--------------------------------------------------------------------------------
Electric Utilities                                            14.12%
--------------------------------------------------------------------------------
Wireless Telecommunication Services                           12.87%
--------------------------------------------------------------------------------
Multi-Utilities & Unregulated power                           11.85%
--------------------------------------------------------------------------------
Gas Utilities                                                 11.59%
--------------------------------------------------------------------------------
Diversified Telecommunication Services                         0.14%
--------------------------------------------------------------------------------
Sources: Bloomberg Financial Markets, Lipper Inc.

TOP TEN HOLDINGS
AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          12/31/05               6/30/05
--------------------------------------------------------------------------------
Sempra Energy                               4.3%                  3.3%
--------------------------------------------------------------------------------
Constellation Energy
Group Inc.                                  4.0%                  3.8%
--------------------------------------------------------------------------------
TXU Corp.                                   3.9%                  3.6%
--------------------------------------------------------------------------------
PG&E Corp.                                  3.7%                  3.4%
--------------------------------------------------------------------------------
Sprint Nextel Corp.(1)                      3.7%                  4.3%
--------------------------------------------------------------------------------
Edison International                        3.2%                  2.6%
--------------------------------------------------------------------------------
Exelon Corporation                          2.9%                  3.5%
--------------------------------------------------------------------------------
PPL Corporation                             2.4%                  2.7%
--------------------------------------------------------------------------------
Duke Energy Corp.                           2.3%                  2.6%
--------------------------------------------------------------------------------
Telefonos de Mexico SA
de CV Series L ADR                          2.2%                  2.0%
--------------------------------------------------------------------------------
(1) Sprint Corp. acquired Nextel Communications, Inc. on 8/15/05. The percentage as of 6/30/05 represents both the Sprint Corp. and Nextel Communications,
    Inc. shares owned by the fund.

*All fund returns referenced in this commentary are for Investor Class shares.

                                                                    (continued)

------
4

Utilities - Portfolio Commentary

Another top contributor was natural gas utility Questar, which distributes natural gas in the Rocky Mountain region. The company reported very strong earnings and raised profit estimates as its energy production business benefited from surging oil and gas prices.

The portfolio's two largest holdings at the end of the year, Sempra Energy and
Constellation Energy, were also among the top contributors to relative performance.

STRONG GAINS FROM ENERGY STOCKS

The portfolio's position in energy stocks--more than 6% on average during 2005, compared with less than 1% in the benchmark--also contributed favorably to relative results. Soaring oil prices, which reached an all-time high of more than $70 a barrel in August, provided a strong lift to these stocks. Valero
Energy, the largest oil refiner in North America, was the best contributor, surging by more than 125% for the year.

UNDERWEIGHT IN TELECOM

We maintained the substantial underweight in telecom stocks the fund has had since the beginning of 2002. On average, about 24% of the portfolio was invested in telecom stocks in 2005, compared with more than 40% for the benchmark. This approach added value over the past year as telecom in general underperformed the overall utilities sector. In particular, our underweights in big integrated phone companies Verizon, BellSouth, and AT&T (formerly SBC) paid off--Verizon declined sharply, while BellSouth and AT&T posted slight gains.

In contrast, our underweight in wireless telecom companies detracted from relative results as this segment posted solid, double-digit returns. Missed opportunities in the wireless industry included wireless tower operators Crown
Castle International and American Tower, as well as Latin American wireless provider NII Holdings, all of which posted strong gains in 2005.

Although the portfolio's foreign telecom stocks contributed positively to overall results, two of the most significant detractors from relative performance were European phone stocks Deutsche Telekom and Telecom Italia.

INDUSTRY BREAKDOWN
AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          12/31/05               6/30/05
--------------------------------------------------------------------------------
Electric Utilities                         24.2%                 35.2%
--------------------------------------------------------------------------------
Multi-Utilities                            22.9%                 20.1%
--------------------------------------------------------------------------------
Integrated
Telecommunication
Services                                   13.9%                 19.5%
--------------------------------------------------------------------------------
Independent Power
Producers &
Energy Traders                             12.1%                   --
--------------------------------------------------------------------------------
Gas Utilities                               9.4%                 13.0%
--------------------------------------------------------------------------------
Wireless
Telecommunication
Services                                    8.0%                  3.8%
--------------------------------------------------------------------------------
Oil & Gas Storage
& Transportation                            4.4%                  4.6%
--------------------------------------------------------------------------------
Oil & Gas Exploration
& Production                                1.2%                   --
--------------------------------------------------------------------------------
Communications
Equipment                                   1.2%                  1.1%
--------------------------------------------------------------------------------
Oil & Gas Refining
& Marketing                                 1.0%                  0.6%
--------------------------------------------------------------------------------
Other Assets
and Liabilities*                            1.7%                  2.1%
--------------------------------------------------------------------------------
*Includes temporary cash investments and other assetsand liabilities.

------
5

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all
PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                    (continued)

------
6

Shareholder Fee Example (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                                      EXPENSES PAID
                    BEGINNING          ENDING        DURING PERIOD*   ANNUALIZED
                   ACCOUNT VALUE    ACCOUNT VALUE       7/1/05 -        EXPENSE
                      7/1/05          12/31/05          12/31/05        RATIO*
--------------------------------------------------------------------------------
UTILITIES SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Investor Class        $1,000          $1,026.80          $3.42          0.67%
--------------------------------------------------------------------------------
Advisor Class         $1,000          $1,025.40          $4.70          0.92%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
Investor Class        $1,000          $1,021.83          $3.41          0.67%
--------------------------------------------------------------------------------
Advisor Class         $1,000          $1,020.57          $4.69          0.92%
--------------------------------------------------------------------------------
*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
7

Utilities - Schedule of Investments

DECEMBER 31, 2005

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 98.3%

COMMUNICATIONS EQUIPMENT -- 1.2%
--------------------------------------------------------------------------------
          189,700  Nokia Oyj ADR                                   $  3,471,510
--------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 24.2%
--------------------------------------------------------------------------------
          173,540  American Electric Power                            6,436,599
--------------------------------------------------------------------------------
           30,900  Cinergy Corp.                                      1,312,014
--------------------------------------------------------------------------------
           71,200  DPL Inc.                                           1,851,912
--------------------------------------------------------------------------------
            5,500  E.On AG ADR                                          189,860
--------------------------------------------------------------------------------
           34,800  E.On AG ORD                                        3,599,379
--------------------------------------------------------------------------------
          221,200  Edison International                               9,646,532
--------------------------------------------------------------------------------
            1,000  Enel SpA ADR                                          39,320
--------------------------------------------------------------------------------
          264,400  Enel SpA ORD                                       2,076,295
--------------------------------------------------------------------------------
           68,500  Entergy Corp.                                      4,702,525
--------------------------------------------------------------------------------
          162,300  Exelon Corporation                                 8,624,622
--------------------------------------------------------------------------------
          119,500  FirstEnergy Corp.                                  5,854,305
--------------------------------------------------------------------------------
          121,000  FPL Group, Inc.                                    5,028,760
--------------------------------------------------------------------------------
          205,800  Korea Electric Power Corp.
                   ADR                                                4,011,042
--------------------------------------------------------------------------------
           65,900  Pepco Holdings, Inc.                               1,474,183
--------------------------------------------------------------------------------
           79,900  Pinnacle West Capital Corp.                        3,303,865
--------------------------------------------------------------------------------
          246,300  PPL Corporation                                    7,241,220
--------------------------------------------------------------------------------
            2,700  Scottish Power plc ADR                               100,926
--------------------------------------------------------------------------------
          329,200  Scottish Power plc ORD                             3,077,517
--------------------------------------------------------------------------------
          110,600  Southern Co.                                       3,819,018
--------------------------------------------------------------------------------
                                                                     72,389,894
--------------------------------------------------------------------------------
GAS UTILITIES -- 9.4%
--------------------------------------------------------------------------------
          102,700  Atmos Energy Corp.                                 2,686,632
--------------------------------------------------------------------------------
          152,100  Energen Corp.                                      5,524,272
--------------------------------------------------------------------------------
           90,300  National Fuel Gas Co.                              2,816,457
--------------------------------------------------------------------------------
           77,100  NICOR Inc.                                         3,030,801
--------------------------------------------------------------------------------
          139,900  ONEOK, Inc.                                        3,725,537
--------------------------------------------------------------------------------
           74,100  Questar Corp.                                      5,609,370
--------------------------------------------------------------------------------
          224,400  UGI Corp.                                          4,622,640
--------------------------------------------------------------------------------
                                                                     28,015,709
--------------------------------------------------------------------------------
INDEPENDENT POWER PRODUCERS
& ENERGY TRADERS -- 12.1%
--------------------------------------------------------------------------------
          258,400  AES Corporation (The)(1)                           4,090,472
--------------------------------------------------------------------------------
           50,600  Black Hills Corp.                                  1,751,266
--------------------------------------------------------------------------------
          209,300  Constellation Energy Group Inc.                   12,055,680
--------------------------------------------------------------------------------
          245,700  Duke Energy Corp.                                  6,744,465
--------------------------------------------------------------------------------
          230,600  TXU Corp.                                         11,573,814
--------------------------------------------------------------------------------
                                                                     36,215,697
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------
INTEGRATED TELECOMMUNICATION SERVICES -- 13.9%
--------------------------------------------------------------------------------
          252,261  AT&T Inc.                                       $  6,177,872
--------------------------------------------------------------------------------
          108,500  BCE Inc.                                           2,598,575
--------------------------------------------------------------------------------
          128,100  BellSouth Corp.                                    3,471,510
--------------------------------------------------------------------------------
           83,000  CenturyTel Inc.                                    2,752,280
--------------------------------------------------------------------------------
          130,000  Citizens Communications
                   Company                                            1,589,900
--------------------------------------------------------------------------------
           43,200  Commonwealth Telephone
                   Enterprises, Inc.                                  1,458,864
--------------------------------------------------------------------------------
          146,000  Deutsche Telekom AG ADR                            2,427,980
--------------------------------------------------------------------------------
          101,200  MCI Inc.                                           1,996,676
--------------------------------------------------------------------------------
          122,600  Philippine Long Distance
                   Telephone ADR                                      4,112,004
--------------------------------------------------------------------------------
           59,900  Telecom Corp. of New
                   Zealand Ltd. ADR                                   1,957,532
--------------------------------------------------------------------------------
            6,400  Telecom Italia SpA ADR                               186,944
--------------------------------------------------------------------------------
          908,000  Telecom Italia SpA ORD                             2,643,672
--------------------------------------------------------------------------------
          266,800  Telefonos de Mexico SA de CV
                   Series L ADR                                       6,584,623
--------------------------------------------------------------------------------
          123,880  Verizon Communications                             3,731,266
--------------------------------------------------------------------------------
                                                                     41,689,698
--------------------------------------------------------------------------------
MULTI-UTILITIES -- 22.9%
--------------------------------------------------------------------------------
           47,000  Ameren Corp.                                       2,408,280
--------------------------------------------------------------------------------
          182,500  CenterPoint Energy, Inc.                           2,345,125
--------------------------------------------------------------------------------
          399,300  CMS Energy Corp.(1)                                5,793,843
--------------------------------------------------------------------------------
           60,200  Consolidated Edison, Inc.                          2,789,066
--------------------------------------------------------------------------------
           63,156  Dominion Resources Inc.                            4,875,643
--------------------------------------------------------------------------------
          115,700  Energy East Corp.                                  2,637,960
--------------------------------------------------------------------------------
          109,400  KeySpan Corporation                                3,904,486
--------------------------------------------------------------------------------
            4,387  National Grid plc ADR                                213,603
--------------------------------------------------------------------------------
          310,948  National Grid plc ORD                              3,040,600
--------------------------------------------------------------------------------
          105,442  NSTAR                                              3,026,185
--------------------------------------------------------------------------------
          125,300  OGE Energy Corp.                                   3,356,787
--------------------------------------------------------------------------------
          300,800  PG&E Corp.                                        11,165,696
--------------------------------------------------------------------------------
          116,300  PNM Resources Inc.                                 2,848,187
--------------------------------------------------------------------------------
           58,600  Public Service Enterprise
                   Group Inc.                                         3,807,242
--------------------------------------------------------------------------------
          288,300  Sempra Energy                                     12,927,373
--------------------------------------------------------------------------------
          171,300  XCEL Energy Inc.                                   3,162,198
--------------------------------------------------------------------------------
                                                                     68,302,274
--------------------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION -- 1.2%
--------------------------------------------------------------------------------
           99,400  Equitable Resources Inc.                           3,646,986
--------------------------------------------------------------------------------
OIL & GAS REFINING & MARKETING -- 1.0%
--------------------------------------------------------------------------------
           58,600  Valero Energy Corp.                                3,023,760
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
8

Utilities - Schedule of Investments

DECEMBER 31, 2005

Shares                                                                 Value
--------------------------------------------------------------------------------
OIL & GAS STORAGE & TRANSPORTATION -- 4.4%
--------------------------------------------------------------------------------
           51,700  Kinder Morgan, Inc.                             $  4,753,815
--------------------------------------------------------------------------------
          138,500  TransCanada Corp.                                  4,359,980
--------------------------------------------------------------------------------
          177,000  Williams Companies, Inc. (The)                     4,101,090
--------------------------------------------------------------------------------
                                                                     13,214,885
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 8.0%
--------------------------------------------------------------------------------
           74,300  ALLTEL Corp.                                       4,688,330
--------------------------------------------------------------------------------
          149,400  America Movil SA de CV
                   Series L ADR                                       4,371,444
--------------------------------------------------------------------------------
          161,600  China Mobile Hong Kong Ltd.
                   ADR                                                3,884,864
--------------------------------------------------------------------------------
          467,342  Sprint Nextel Corp.                               10,917,109
--------------------------------------------------------------------------------
                                                                     23,861,747
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $218,647,001)                                                 293,832,160
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 1.5%

Repurchase Agreement, Bank of America
Securities, LLC, (collateralized by various U.S.
Treasury obligations, 7.28% -8.00%,
11/15/21-8/15/22, valued at $4,683,969), in
a joint trading account at 3.25%, dated
12/30/05, due 1/3/06 (Delivery value  $4,601,661)
(Cost $4,600,000)                                                     4,600,000
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 99.8%
(Cost $223,247,001)                                                 298,432,160
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.2%                                    501,198
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                         $298,933,358
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

ORD = Foreign Ordinary Share

(1) Non-income producing.

See Notes to Financial Statements.

------
9

Statement of Assets and Liabilities

DECEMBER 31, 2005
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $223,247,001)             $298,432,160
-----------------------------------------------------------
Receivable for capital shares sold                                      180,851
-----------------------------------------------------------
Dividends and interest receivable                                       983,810
--------------------------------------------------------------------------------
                                                                    299,596,821
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Disbursements in excess of demand deposit cash                          486,981
-----------------------------------------------------------
Accrued management fees                                                 173,748
-----------------------------------------------------------
Distribution fees payable                                                 1,367
-----------------------------------------------------------
Service fees payable                                                      1,367
--------------------------------------------------------------------------------
                                                                        663,463
--------------------------------------------------------------------------------
NET ASSETS                                                         $298,933,358
================================================================================
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                            $279,716,296
-----------------------------------------------------------
Undistributed net investment income                                      22,520
-----------------------------------------------------------
Accumulated net realized loss on investment
and foreign currency transactions                                   (55,990,316)
-----------------------------------------------------------
Net unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies                      75,184,858
--------------------------------------------------------------------------------
                                                                   $298,933,358
================================================================================
INVESTOR CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                         $292,575,299
-----------------------------------------------------------
Shares outstanding                                                   21,827,107
-----------------------------------------------------------
Net asset value per share                                                $13.40
--------------------------------------------------------------------------------
ADVISOR CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                           $6,358,059
-----------------------------------------------------------
Shares outstanding                                                      474,809
-----------------------------------------------------------
Net asset value per share                                                $13.39
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
10

Statement of Operations

YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------
INCOME:
-----------------------------------------------------------
Dividends (net of foreign taxes withheld $169,940)                  $10,167,150
-----------------------------------------------------------
Interest                                                                159,061
--------------------------------------------------------------------------------
                                                                     10,326,211
--------------------------------------------------------------------------------

EXPENSES:
-----------------------------------------------------------
Management fees                                                       1,826,154
-----------------------------------------------------------
Distribution fees -- Advisor Class                                        9,419
-----------------------------------------------------------
Service fees -- Advisor Class                                             9,419
-----------------------------------------------------------
Directors' fees and expenses                                              7,668
-----------------------------------------------------------
Other expenses                                                            1,064
--------------------------------------------------------------------------------
                                                                      1,853,724
--------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                          8,472,487
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain (loss) on investment
and foreign currency transactions                                     1,844,502
-----------------------------------------------------------
Change in net unrealized appreciation (depreciation)
on investments and translation of assets and
liabilities in foreign currencies                                    21,998,494
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                              23,842,996
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                           $32,315,483
================================================================================

See Notes to Financial Statements.

------
11

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2005 AND DECEMBER 31, 2004
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                        2005           2004
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income (loss)                        $  8,472,487   $  4,284,037
---------------------------------------------
Net realized gain (loss)                               1,844,502      6,594,868
---------------------------------------------
Change in net unrealized
appreciation (depreciation)                           21,998,494     23,891,805
--------------------------------------------------------------------------------
Net increase (decrease) in net
assets resulting from operations                      32,315,483     34,770,710
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net investment income:
----------------------------------------------
  Investor Class                                      (8,392,487)    (4,172,199)
---------------------------------------------
  Advisor Class                                         (123,104)       (32,197)
--------------------------------------------------------------------------------
Decrease in net assets from distributions             (8,515,591)    (4,204,396)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                       78,922,751     21,019,623
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                102,722,643     51,585,937

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                  196,210,715    144,624,778
--------------------------------------------------------------------------------
End of period                                       $298,933,358   $196,210,715
================================================================================

Undistributed net investment income                      $22,520        $83,908
================================================================================

See Notes to Financial Statements.

------
12

Notes to Financial Statements

DECEMBER 31, 2005

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Quantitative Equity Funds, Inc. (the
corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. Utilities Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek current income and long-term growth of capital and income. The fund invests primarily in equity securities of companies engaged in the utilities industry. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class and the
Advisor Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of
Directors or its designee if such fair value determination would materially impact a fund's net asset value. Circumstances that may cause the fund to fair value a security include: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New
York Stock Exchange) that was likely to have changed the value of the security;
a security has been declared in default; or trading in a security has been halted during the trading day.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM),

                                                                    (continued)

------
13

Notes to Financial Statements

DECEMBER 31, 2005

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid quarterly for the fund. Distributions from net realized gains for the fund, if any, are generally declared and paid semiannually.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment
Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds. The rates for the Investment Category
Fee range from 0.3380% to 0.5200% and the rates for the Complex Fee (Investor
Class) range from 0.2500% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. The effective annual management fee for the fund for the year ended December 31, 2005 was 0.67% and 0.42% for the Investor
Class and Advisor Class, respectively.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and an annual service fee equal to 0.25%. The fees are computed and accrued daily based on the Advisor Class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred under the plan during the year ended December 31, 2005, are detailed in the Statement of
Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB).
JPMCB is a custodian of the fund and a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC.

                                                                    (continued)

------
14

Notes to Financial Statements

DECEMBER 31, 2005

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
December 31, 2005, were as follows:

--------------------------------------------------------------------------------
Purchases                                                          $131,108,691
--------------------------------------------------------------------------------
Proceeds from sales                                                 $55,410,437
--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS

The corporation is authorized to issue 3,000,000,000 shares. Transactions in shares of the fund were as follows:

--------------------------------------------------------------------------------
                                                     SHARES           AMOUNT
--------------------------------------------------------------------------------
INVESTOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

SHARES AUTHORIZED                                 100,000,000
================================================================================
Sold                                                14,163,303    $ 185,770,469
------------------------------------------
Issued in reinvestment of distributions                571,921        7,609,971
------------------------------------------
Redeemed                                            (9,003,339)    (118,951,688)
--------------------------------------------------------------------------------
Net increase (decrease)                              5,731,885    $  74,428,752
================================================================================
YEAR ENDED DECEMBER 31, 2004

SHARES AUTHORIZED                                   50,000,000
================================================================================
Sold                                                 4,214,535     $ 46,473,311
------------------------------------------
Issued in reinvestment of distributions                341,578        3,691,796
------------------------------------------
Redeemed                                            (2,769,126)     (29,375,615)
--------------------------------------------------------------------------------
Net increase (decrease)                              1,786,987     $ 20,789,492
================================================================================
ADVISOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

SHARES AUTHORIZED                                   10,000,000
================================================================================
Sold                                                   449,868      $ 6,005,823
------------------------------------------
Issued in reinvestment of distributions                  9,114          122,182
------------------------------------------
Redeemed                                              (125,504)      (1,634,006)
--------------------------------------------------------------------------------
Net increase (decrease)                                333,478      $ 4,493,999
================================================================================
YEAR ENDED DECEMBER 31, 2004

SHARES AUTHORIZED                                   10,000,000
================================================================================
Sold                                                    54,724        $ 599,044
------------------------------------------
Issued in reinvestment of distributions                  2,914           31,355
------------------------------------------
Redeemed                                               (38,365)        (400,268)
--------------------------------------------------------------------------------
Net increase (decrease)                                 19,273        $ 230,131
================================================================================

                                                                    (continued)

------
15

Notes to Financial Statements

DECEMBER 31, 2005

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a
$500,000,000 unsecured bank line of credit agreement with JPMCB, which was renewed from $575,000,000 effective December 14, 2005. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended December 31, 2005.

6. RISK FACTORS

The fund concentrates its investments in a narrow segment of the total market.
Because of this, the fund may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries.

7. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 were as follows:

--------------------------------------------------------------------------------
                                                            2005       2004
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
--------------------------------------------------------------------------------
Ordinary income                                         $8,515,591   $4,204,396
--------------------------------------------------------------------------------
Long-term capital gains                                         --           --
--------------------------------------------------------------------------------

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2005, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

--------------------------------------------------------------------------------
Federal tax cost of investments                                    $223,922,144
================================================================================
Gross tax appreciation of investments                               $78,054,285
------------------------------------------------------------
Gross tax depreciation of investments                                (3,544,269)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation) of investments                  $74,510,016
================================================================================
Net tax appreciation (depreciation) on derivatives and
translation of assets and liabilities in foreign currencies                (301)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation)                                 $74,509,715
================================================================================
Undistributed ordinary income                                           $24,151
------------------------------------------------------------
Accumulated capital losses                                         $(55,315,173)
------------------------------------------------------------
Currency loss deferral                                                  $(1,631)
--------------------------------------------------------------------------------

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

                                                                    (continued)

------
16

Notes to Financial Statements

DECEMBER 31, 2005

7. FEDERAL TAX INFORMATION (CONTINUED)

The accumulated capital losses listed on the previous page represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire as follows:

----------------------------------
        2010           2011
----------------------------------
   $(48,640,533)   $(6,674,640)
----------------------------------

The currency loss deferral represents net foreign currency losses incurred in the two-month period ended December 31, 2005. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

8. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The fund hereby designates $8,515,591 of qualified dividend income for the fiscal year ended December 31, 2005.

For corporate taxpayers, $8,096,181 of ordinary income distributions paid during the fiscal year ended December 31, 2005, qualify for the corporate dividends received deduction.

------
17

Utilities - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31
--------------------------------------------------------------------------------
                                             INVESTOR CLASS
--------------------------------------------------------------------------------
                             2005       2004       2003      2002        2001
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period         $12.08     $10.02      $8.31    $11.81      $15.26
--------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------
  Net Investment
  Income (Loss)(1)            0.40       0.30       0.25      0.26        0.25
-------------------------
  Net Realized and
  Unrealized Gain (Loss)      1.32       2.05       1.71     (3.49)      (3.43)
--------------------------------------------------------------------------------
  Total From
  Investment Operations       1.72       2.35       1.96     (3.23)      (3.18)
--------------------------------------------------------------------------------
Distributions
-------------------------
  From Net
  Investment Income          (0.40)     (0.29)     (0.25)    (0.27)      (0.25)
-------------------------
  From Net
  Realized Gains                --         --         --        --       (0.02)
--------------------------------------------------------------------------------
  Total Distributions        (0.40)     (0.29)     (0.25)    (0.27)      (0.27)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period               $13.40     $12.08     $10.02     $8.31      $11.81
================================================================================
  TOTAL RETURN(2)            14.30%     23.81%     23.96%   (27.44)%    (20.97)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                    0.67%      0.68%      0.69%      0.69%      0.68%
-------------------------
Ratio of Net Investment
Income (Loss) to Average
Net Assets                    3.09%      2.79%      2.85%      2.79%      1.81%
-------------------------
Portfolio Turnover Rate         21%        31%        34%        26%        10%
-------------------------
Net Assets, End of Period
(in thousands)             $292,575   $194,505   $143,403   $119,327   $199,988
--------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
18

Utilities - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31
--------------------------------------------------------------------------------
                                              ADVISOR CLASS
--------------------------------------------------------------------------------
                             2005       2004       2003      2002        2001
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period         $12.07     $10.01      $8.30     $11.80     $15.26
--------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------
  Net Investment
  Income (Loss)(1)            0.38       0.27       0.23       0.24       0.21
-------------------------
  Net Realized and
  Unrealized Gain (Loss)      1.30       2.05       1.71      (3.49)     (3.43)
--------------------------------------------------------------------------------
  Total From
  Investment Operations       1.68       2.32       1.94      (3.25)     (3.22)
--------------------------------------------------------------------------------
Distributions
-------------------------
  From Net
  Investment Income          (0.36)     (0.26)     (0.23)     (0.25)     (0.22)
-------------------------
  From Net
  Realized Gains                --         --         --         --      (0.02)
--------------------------------------------------------------------------------
  Total Distributions        (0.36)     (0.26)     (0.23)     (0.25)     (0.24)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period               $13.39     $12.07     $10.01      $8.30     $11.80
================================================================================
  TOTAL RETURN(2)            14.02%     23.53%     23.68%    (27.65)%   (21.24)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                    0.92%      0.93%      0.94%      0.94%      0.93%
-------------------------
Ratio of Net Investment
Income (Loss)to Average
Net Assets                    2.84%      2.54%      2.60%      2.54%      1.56%
-------------------------
Portfolio Turnover Rate         21%        31%        34%        26%        10%
-------------------------
Net Assets, End of Period
(in thousands)               $6,358     $1,706     $1,222     $1,100     $2,956
--------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
19

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and
Shareholders of the Utilities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Utilities Fund (one of the seven funds comprising the American Century Quantitative Equity Funds, Inc.,
hereafter referred to as the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).
Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
February 14, 2006

------
20

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent directors is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors. Mr. Scott may serve until age 77 based on an extension granted under retirement guidelines in effect prior to March 2004. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor,
American Century Investment Management, Inc. (ACIM); the fund's principal underwriter, American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The directors serve in this capacity for eight registered investment companies in the American Century family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 13 investment companies advised by ACIM or American Century Global
Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
ANTONIO CANOVA, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2005
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer, Brocade
Communications Systems, Inc. (May 2001 to December 2005); Vice
President-Administration, Brocade Communications Systems, Inc. (November 2004 to
December 2005); Vice President-Finance, Brocade Communications Systems, Inc.
(November 2000 to November 2004)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 34
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JOHN FREIDENRICH, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2005
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member and Manager, Regis
Management Company, LLC (April 2004 to present); Partner and Founder, Bay
Partners (Venture capital firm, 1976 to present); Partner and Founder, Ware &
Freidenrich (1968 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 34
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

                                                                    (continued)

------
21

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
RONALD J. GILSON, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
FIRST YEAR OF SERVICE: 1995
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of Law
and Business, Stanford Law School (1979 to present); Marc and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present);
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 34
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
KATHRYN A. HALL, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chief Executive Officer and
Chief Investment Officer, Offit Hall Capital Management, LLC (April 2002 to
present); President and Managing Director, Laurel Management Company, LLC (1996
to April 2002)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 34
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
MYRON S. SCHOLES, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1941
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1980
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Oak Hill Platinum
Partners, and a Partner, Oak Hill Capital Management (1999 to present); Frank E.
Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1981
to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 34
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Chicago Mercantile Exchange
(2000 to present)
--------------------------------------------------------------------------------
KENNETH E. SCOTT, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1928
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1971
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Ralph M. Parsons Professor of Law
and Business, Stanford Law School (1972 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 34
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JOHN B. SHOVEN, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2002
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Professor of Economics, Stanford
University (1977 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 34
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Cadence Design Systems (1992 to
present); Director, Watson Wyatt Worldwide (2002 to present); Director,
Palmsource Inc. (2002 to present)
--------------------------------------------------------------------------------
JEANNE D. WOHLERS, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1984
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Director and Partner,
Windy Hill Productions, LP (educational software, 1994 to 1998)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 34
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Quintus Corporation (automation solutions, 1995 to present)
--------------------------------------------------------------------------------

                                                                    (continued)

------
22

Management

INTERESTED DIRECTOR
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC
(September 2000 to present); President, ACC (June 1997 to present); Also serves as: Chief Executive Officer and President, ACIS, ACGIM, ACIM and other ACC subsidiaries; Executive Vice President, ACS; Director, ACC, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 34
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: See entry under "Interested
Director."
--------------------------------------------------------------------------------
JONATHAN THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Executive Vice President
FIRST YEAR OF SERVICE: 2005
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Executive Vice President, ACC
(November 2005 to present); Managing Director, Morgan Stanley (March 2000 to
November 2005)
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer and Chief Financial
Officer
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Assistant Treasurer, ACC (January
1995 to present); Also serves as: Senior Vice President, ACS; Assistant
Treasurer, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1958
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
FIRST YEAR OF SERVICE: 1998
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (February 2001
to present); General Counsel, ACC (June 1998 to present); Also serves as: Senior
Vice President and General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
CHARLES C.S. PARK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Vice President and Chief Compliance Officer
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (March 2005 to present); Vice President, ACS (February 2000 to present); Assistant General Counsel, ACS (January 1998 to March 2005)
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Controller
FIRST YEAR OF SERVICE: 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present); Controller-Fund Accounting, ACS (June 1997 to present)
--------------------------------------------------------------------------------

                                                                    (continued)

------
23

Management

OFFICERS
--------------------------------------------------------------------------------
C. JEAN WADE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1964
POSITION(S) HELD WITH FUND: Controller(1)
FIRST YEAR OF SERVICE: 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present); Controller-Fund Accounting, ACS (June 1997 to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (October 2001
to present); Vice President, Corporate Tax, ACS (April 1998 to present); Also serves as: Vice President, ACIM, ACGIM, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------

(1) Ms. Wade serves in a similar capacity for seven other investment companies advised by ACIM.

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

------
24

Share Class Information

Two classes of shares are authorized for sale by the fund: Investor Class and
Advisor Class. The total expense ratio of Advisor Class shares is higher than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors.
Advisor Class shares are subject to a 0.50% annual Rule 12b-1 service and distribution fee. The total expense ratio of Advisor Class shares is 0.25%
higher than the total expense ratio of Investor Class shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

------
25

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century's Web site  at americancentury.com and on the Securities and Exchange
Commission's Web site at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's Web site at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its Web site at americancentury.com and, upon request, by calling
1-800-345-2021.

------
26

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The FUND BENCHMARK consists of approximately 120 utilities stocks that meet the fund's investment criteria. The benchmark's composition is approximately 50%
electric and natural gas, 45% telecommunications, and 5% other utilities-related companies.

The LIPPER UTILITY FUND INDEX tracks the performance of the 10 largest funds in
Lipper Inc.'s utilities fund category. Each fund in the category is at least 65%
invested in utilities stocks.

The NASDAQ COMPOSITE INDEX is a market value-weighted index of all domestic and international common stocks listed on the Nasdaq stock market.

The RUSSELL 1000(reg.tm) INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000(reg.tm) UTILITIES INDEX, a sub-index of the Russell 1000 Index, is a capitalization-weighted index of companies in industries heavily affected by government regulation, including among others, basic public service providers
(electricity, gas and water), telecommunication services, and oil and gas companies.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

------
27

Notes

------
28

[inside back cover]

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

                         American Century Investment Services, Inc., Distributor

0602                     (c)2006 American Century Proprietary Holdings, Inc.
SH-ANN-47861N            All rights reserved.

[front cover]

American Century Investments
ANNUAL REPORT

[photo of man and woman]

DECEMBER 31, 2005

Long-Short Equity Fund

                               [american century investments logo and text logo]

Our Message to You . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

LONG-SHORT EQUITY

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American
Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

JAMES E. STOWERS III WITH JAMES E. STOWERS, JR.

We are pleased to provide you with the annual report for the Long-Short Equity fund for the period ended December 31, 2005.

The report includes comparative performance figures, portfolio and market commentary, summary tables, a full list of portfolio holdings, and financial statements and highlights. We hope you find this information helpful in monitoring your investment.

Through our Web site, americancentury.com, we provide quarterly commentaries on all American Century portfolios, the views of our senior investment officers, and other communications about investments, portfolio strategy, and the markets.

Your next shareholder report for this fund will be the semiannual report dated
June 30, 2006, available in approximately six months.

As always, we deeply appreciate your investment with American Century
Investments.

Sincerely,

Sincerely,

      /s/James E. Stowers, Jr.
      James E. Stowers, Jr.
      FOUNDER
      AMERICAN CENTURY COMPANIES, INC.

      /s/James E. Stowers III
      James E. Stowers III
      CHAIRMAN OF THE BOARD
      AMERICAN CENTURY COMPANIES, INC.

------
1

Long-Short Equity - Performance

TOTAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                        SINCE        INCEPTION
                                                     INCEPTION(1)       DATE
--------------------------------------------------------------------------------
INVESTOR CLASS                                         -0.30%          9/30/05
--------------------------------------------------------------------------------
CITIGROUP 3-MONTH TREASURY-BILL INDEX                   0.91%            --
--------------------------------------------------------------------------------
Institutional Class                                    -0.30%          9/30/05
--------------------------------------------------------------------------------
A Class                                                                9/30/05
  No sales charge*                                     -0.40%
  With sales charge*                                   -6.13%
--------------------------------------------------------------------------------
B Class                                                                9/30/05
  No sales charge*                                     -0.60%
  With sales charge*                                   -5.60%
--------------------------------------------------------------------------------
C Class                                                                9/30/05
  No sales charge*                                     -0.60%
  With sales charge*                                   -1.59%
--------------------------------------------------------------------------------
R Class                                                -0.40%          9/30/05
--------------------------------------------------------------------------------

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%.
 B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information
 pages for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized.

An investment in the fund will differ from an investment in 3-month U.S.
Treasury Bills, as Treasury Bills are backed by the full faith and credit of the
U.S. Government and have a fixed rate of return. An investment in the fund will carry risk to principal, and is more volatile than an investment in Treasury
Bills.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund's investment process may produce high portfolio turnover and high short-term capital gains distributions. In addition, its investment approach may involve higher volatility, short sales risk and overweighting risk.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
2

Long-Short Equity - Portfolio Commentary

PORTFOLIO MANAGERS: KURT BORGWARDT AND ZILI ZHANG

PERFORMANCE SUMMARY

From its inception on September 30, 2005, through December 31, 2005 (the reporting period), Long-Short posted a total return of -0.30%,* compared with the 0.91% return of the Citigroup 3-Month Treasury-Bill Index.

STOCK MARKET REVIEW

U.S. stocks advanced during the reporting period, wrapping up their third straight year of gains. Stocks declined early in the period following the highest monthly inflation increase in 25 years. However, the market rebounded throughout the rest of the period as energy prices fell--easing inflation concerns--and economic and profit growth exceeded expectations. Overall, the major stock indexes each gained about 2%.

PORTFOLIO STRATEGY

Long-Short is designed to generate positive returns in all market environments, regardless of general stock market performance. To achieve this, we establish long positions in stocks we believe to be undervalued and short positions in securities we believe are overvalued. A long position is simply purchasing shares of stock. A short position involves selling borrowed shares of stock with the expectation the share price will go down, providing the opportunity to profit by repurchasing the shares at a lower price.

The fund is managed to be "market neutral," which means we typically invest approximately equal dollar amounts in our long and short positions. This approach is designed to limit the effect of broad market movements on fund performance, allowing individual stock selection to have the most significant impact on results.

Our stock selection process is driven by a quantitative model that ranks stocks based on a combination of value and growth measures. We also use an optimization model that helps us strike an appropriate balance between risk and potential return.

LONG POSITIONS GAINED

The fund's long positions produced positive results during the reporting period, with the best contributions coming from the financial, health care, and materials sectors. The top positive performance contributor on the long side was copper producer Phelps Dodge, one of the fund's largest long positions. Phelps
Dodge rallied as copper prices surged to an all-time high.

Other long positions that performed well included insurer American Financial
Group and disk drive maker Western Digital. American Financial boosted its dividend and earnings outlook, while Western Digital benefited from rising demand for data storage.

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                                                  % OF
                                                               NET ASSETS
                                                                  AS OF
                                                                12/31/05
--------------------------------------------------------------------------------
Common Stocks                                                    93.1%
--------------------------------------------------------------------------------
Securities Sold Short                                           (91.2)%
--------------------------------------------------------------------------------
Temporary Cash Investments                                        4.2%
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary are for Investor Class shares.
 Total returns for periods less than one year are not annualized.

                                                                    (continued)

------
3

Long-Short Equity - Portfolio Commentary

Stock selection in our long positions was less successful among consumer and energy stocks. In the consumer sector, children's book publisher Scholastic fell sharply after reporting an earnings shortfall caused by narrower profit margins.
Oil producer Marathon Oil suffered the largest declines among the portfolio's long positions in energy, tracking the drop in the price of oil.

SHORT POSITIONS DETRACTED FROM RESULTS

The fund's short positions weighed on performance, more than offsetting the gains earned on our long positions. Short positions in the information technology and financial sectors detracted the most from fund performance. Many of the worst-performing shorts in the portfolio reported quarterly earnings that exceeded expectations. Examples from the technology sector included semiconductor manufacturer Atmel, which also benefited from a favorable court decision, and specialty printer maker Zebra Technologies.

Transatlantic Holdings was the worst-performing short position in the portfolio.
The property and casualty insurance firm posted a substantial quarterly loss thanks to $400 million in hurricane damage costs, but the loss was smaller than analyst forecasts, so the stock rallied. Asset manager Janus Capital and government-sponsored mortgage lender Freddie Mac were also shorts that worked against us in the financial sector.

On the positive side, our short positions paid off in the energy sector, which was hurt by falling oil and gas prices. Shorts in oil exploration company
Quicksilver Resources and coal producer Massey Energy contributed favorably to fund performance. Short positions in the consumer sector were also positive, led by office supply retailer OfficeMax and automaker General Motors.

TOP TEN LONG HOLDINGS
AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                                  % OF
                                                               NET ASSETS
                                                                  AS OF
                                                                12/31/05
--------------------------------------------------------------------------------
Silgan Holdings Inc.                                              4.0%
--------------------------------------------------------------------------------
Kerr-McGee Corp.                                                  4.0%
--------------------------------------------------------------------------------
Marathon Oil Corp.                                                3.9%
--------------------------------------------------------------------------------
Phelps Dodge Corp.                                                3.8%
--------------------------------------------------------------------------------
Goodyear Tire & Rubber Co. (The)                                  3.7%
--------------------------------------------------------------------------------
First American Financial Corp. (The)                              3.6%
--------------------------------------------------------------------------------
King Pharmaceuticals, Inc.                                        2.9%
--------------------------------------------------------------------------------
TRW Automotive Holdings Corp.                                     2.8%
--------------------------------------------------------------------------------
USG Corp.                                                         2.8%
--------------------------------------------------------------------------------
Alpharma Inc. Cl A                                                2.8%
--------------------------------------------------------------------------------

TOP TEN SHORT HOLDINGS
AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                                  % OF
                                                               NET ASSETS
                                                                  AS OF
                                                                12/31/05
--------------------------------------------------------------------------------
Cooper Tire & Rubber Co.                                         (4.0)%
--------------------------------------------------------------------------------
Par Pharmaceutical Companies Inc.                                (3.9)%
--------------------------------------------------------------------------------
Transatlantic Holdings Inc.                                      (3.8)%
--------------------------------------------------------------------------------
Forest City Enterprises Cl A                                     (3.7)%
--------------------------------------------------------------------------------
Zebra Technologies Corp. Cl A                                    (3.2)%
--------------------------------------------------------------------------------
OfficeMax Inc.                                                   (3.2)%
--------------------------------------------------------------------------------
White Mountains Insurance Group Ltd.                             (3.1)%
--------------------------------------------------------------------------------
Carlisle Companies Inc.                                          (2.8)%
--------------------------------------------------------------------------------
Hillenbrand Industries, Inc.                                     (2.5)%
--------------------------------------------------------------------------------
Oregon Steel Mills, Inc.                                         (2.5)%
--------------------------------------------------------------------------------

------
4

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from September 30, 2005 (fund inception)
to December 31, 2005.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all
PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                    (continued)

------
5

Shareholder Fee Example (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                                      EXPENSES PAID
                       BEGINNING        ENDING      DURING PERIOD(1)  ANNUALIZED
                      ACCOUNT VALUE  ACCOUNT VALUE      7/1/05 -        EXPENSE
                         7/1/05        12/31/05         12/31/05       RATIO(1)
--------------------------------------------------------------------------------
LONG-SHORT EQUITY SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Investor Class           $1,000        $997.00(2)        $6.95(3)        2.76%
--------------------------------------------------------------------------------
Institutional Class      $1,000        $997.00(2)        $6.44(3)        2.56%
--------------------------------------------------------------------------------
A Class                  $1,000        $996.00(2)        $7.57(3)        3.01%
--------------------------------------------------------------------------------
B Class                  $1,000        $994.00(2)        $9.45(3)        3.76%
--------------------------------------------------------------------------------
C Class                  $1,000        $994.00(2)        $9.45(3)        3.76%
--------------------------------------------------------------------------------
R Class                  $1,000        $996.00(2)        $8.20(3)        3.26%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
Investor Class           $1,000      $1,011.29(4)       $13.99(4)        2.76%
--------------------------------------------------------------------------------
Institutional Class      $1,000      $1,012.30(4)       $12.98(4)        2.56%
--------------------------------------------------------------------------------
A Class                  $1,000      $1,010.03(4)       $15.25(4)        3.01%
--------------------------------------------------------------------------------
B Class                  $1,000      $1,006.25(4)       $19.01(4)        3.76%
--------------------------------------------------------------------------------
C Class                  $1,000      $1,006.25(4)       $19.01(4)        3.76%
--------------------------------------------------------------------------------
R Class                  $1,000      $1,008.77(4)       $16.51(4)        3.26%
--------------------------------------------------------------------------------

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2) Ending account value based on actual return from September 30, 2005 (fund inception) through December 31, 2005.

(3) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 92, the number of days in the period from September 30, 2005
    (fund inception) through December 31, 2005, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4) Ending account value and expenses paid during period assumes the classes had been available for the entire period and are calculated using the class's annualized expense ratio listed in the table above.

------
6

Long-Short Equity - Schedule of Investments

DECEMBER 31, 2005

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS(1) -- 93.1%

AEROSPACE & DEFENSE(2)
--------------------------------------------------------------------------------
               16   Lockheed Martin Corp.                           $     1,018
--------------------------------------------------------------------------------
AUTO COMPONENTS -- 6.6%
--------------------------------------------------------------------------------
            6,411   Goodyear Tire & Rubber Co.
                    (The)(3)                                            111,423
--------------------------------------------------------------------------------
            3,222   TRW Automotive Holdings
                    Corp.(3)                                             84,900
--------------------------------------------------------------------------------
                                                                        196,323
--------------------------------------------------------------------------------
AUTOMOBILES -- 1.9%
--------------------------------------------------------------------------------
            7,374   Ford Motor Company                                   56,927
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 2.8%
--------------------------------------------------------------------------------
            3,907   Alkermes Inc.(3)                                     74,702
--------------------------------------------------------------------------------
              482   ViroPharma Inc.(3)                                    8,941
--------------------------------------------------------------------------------
                                                                         83,643
--------------------------------------------------------------------------------
BUILDING PRODUCTS -- 2.8%
--------------------------------------------------------------------------------
            1,273   USG Corp.(3)                                         82,745
--------------------------------------------------------------------------------
CHEMICALS -- 1.3%
--------------------------------------------------------------------------------
              172   H.B. Fuller Company                                   5,516
--------------------------------------------------------------------------------
            1,371   Lyondell Chemical Co.                                32,657
--------------------------------------------------------------------------------
                                                                         38,173
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 5.1%
--------------------------------------------------------------------------------
            2,351   Emulex Corp.(3)                                      46,527
--------------------------------------------------------------------------------
              507   Hewlett-Packard Co.                                  14,515
--------------------------------------------------------------------------------
              136   Imation Corporation                                   6,266
--------------------------------------------------------------------------------
              830   Intergraph Corp.(3)                                  41,342
--------------------------------------------------------------------------------
              762   Komag, Inc.(3)                                       26,411
--------------------------------------------------------------------------------
              979   Western Digital Corp.(3)                             18,219
--------------------------------------------------------------------------------
                                                                        153,280
--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING -- 1.1%
--------------------------------------------------------------------------------
              734   McDermott International, Inc.(3)                     32,744
--------------------------------------------------------------------------------
CONSUMER FINANCE -- 0.2%
--------------------------------------------------------------------------------
               82   AmeriCredit Corp.(3)                                  2,102
--------------------------------------------------------------------------------
               59   Capital One Financial Corp.                           5,097
--------------------------------------------------------------------------------
                                                                          7,199
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING -- 5.3%
--------------------------------------------------------------------------------
            1,145   Crown Holdings Inc.(3)                               22,362
--------------------------------------------------------------------------------
              245   Greif, Inc. Cl A                                     16,239
--------------------------------------------------------------------------------
            3,297   Silgan Holdings Inc.                                119,087
--------------------------------------------------------------------------------
                                                                        157,688
--------------------------------------------------------------------------------
DISTRIBUTORS -- 0.7%
--------------------------------------------------------------------------------
              330   Building Materials Holding Corp.                     22,509
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 3.2%
--------------------------------------------------------------------------------
            1,087   Arrow Electronics, Inc.(3)                           34,817
--------------------------------------------------------------------------------
              876   Itron Inc.(3)                                        35,075
--------------------------------------------------------------------------------
            6,985   Solectron Corp.(3)                                   25,565
--------------------------------------------------------------------------------
                                                                         95,457
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES -- 1.2%
--------------------------------------------------------------------------------
            1,007   Veritas DGC Inc.(3)                             $    35,738
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING -- 2.9%
--------------------------------------------------------------------------------
            2,213   Longs Drug Stores Corp.                              80,531
--------------------------------------------------------------------------------
            1,859   Rite Aid Corp.(3)                                     6,469
--------------------------------------------------------------------------------
                                                                         87,000
--------------------------------------------------------------------------------
FOOD PRODUCTS -- 0.3%
--------------------------------------------------------------------------------
              766   Del Monte Foods Co.(3)                                7,989
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.9%
--------------------------------------------------------------------------------
            1,324   Hospira Inc.(3)                                      56,641
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES -- 0.4%
--------------------------------------------------------------------------------
              639   Beverly Enterprises Inc.(3)                           7,457
--------------------------------------------------------------------------------
               47   Sierra Health Services, Inc.(3)                       3,758
--------------------------------------------------------------------------------
                                                                         11,215
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 1.5%
--------------------------------------------------------------------------------
               29   American Greetings Cl A                                 637
--------------------------------------------------------------------------------
               60   NVR, Inc.(3)                                         42,120
--------------------------------------------------------------------------------
               53   Toll Brothers Inc.(3)                                 1,836
--------------------------------------------------------------------------------
                                                                         44,593
--------------------------------------------------------------------------------
INDEPENDENT POWER PRODUCERS &
ENERGY TRADERS -- 1.5%
--------------------------------------------------------------------------------
              938   AES Corporation (The)(3)                             14,849
--------------------------------------------------------------------------------
              602   TXU Corp.                                            30,214
--------------------------------------------------------------------------------
                                                                         45,063
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 1.2%
--------------------------------------------------------------------------------
              533   Teleflex Inc.                                        34,634
--------------------------------------------------------------------------------
INSURANCE -- 10.6%
--------------------------------------------------------------------------------
              665   Arch Capital Group Ltd.(3)                           36,409
--------------------------------------------------------------------------------
              843   Endurance Specialty Holdings
                    Ltd.                                                 30,222
--------------------------------------------------------------------------------
            2,385   First American Financial Corp.
                    (The)                                               108,040
--------------------------------------------------------------------------------
              347   LandAmerica Financial Group
                    Inc.                                                 21,653
--------------------------------------------------------------------------------
              315   Loews Corp.                                          29,878
--------------------------------------------------------------------------------
              300   Nationwide Financial Services
                    Cl A                                                 13,200
--------------------------------------------------------------------------------
            1,668   Zenith National Insurance Corp.                      76,928
--------------------------------------------------------------------------------
                                                                        316,330
--------------------------------------------------------------------------------
IT SERVICES -- 0.1%
--------------------------------------------------------------------------------
               66   Global Payments Inc.                                  3,076
--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS -- 0.3%
--------------------------------------------------------------------------------
              386   Hasbro, Inc.                                          7,789
--------------------------------------------------------------------------------
MACHINERY -- 2.8%
--------------------------------------------------------------------------------
              181   Cummins Inc.                                         16,241
--------------------------------------------------------------------------------
              116   JLG Industries Inc.                                   5,297
--------------------------------------------------------------------------------
            2,140   Navistar International Corp.(3)                      61,246
--------------------------------------------------------------------------------
                                                                         82,784
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
7

Long-Short Equity - Schedule of Investments

DECEMBER 31, 2005

Shares                                                                 Value
--------------------------------------------------------------------------------
MEDIA -- 2.9%
--------------------------------------------------------------------------------
            2,067   Scholastic Corp.(3)                             $    58,930
--------------------------------------------------------------------------------
              855   Viacom, Inc. Cl B                                    27,873
--------------------------------------------------------------------------------
                                                                         86,803
--------------------------------------------------------------------------------
METALS & MINING -- 7.2%
--------------------------------------------------------------------------------
            1,282   Freeport-McMoRan Copper &
                    Gold, Inc. Cl B                                      68,972
--------------------------------------------------------------------------------
              783   Phelps Dodge Corp.                                  112,651
--------------------------------------------------------------------------------
              691   Quanex Corporation                                   34,529
--------------------------------------------------------------------------------
                4   Reliance Steel & Aluminum
                    Company                                                 244
--------------------------------------------------------------------------------
                                                                        216,396
--------------------------------------------------------------------------------
MULTILINE RETAIL -- 0.1%
--------------------------------------------------------------------------------
               33   J.C. Penney Co. Inc.                                  1,835
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS -- 9.2%
--------------------------------------------------------------------------------
            1,300   Kerr-McGee Corp.                                    118,118
--------------------------------------------------------------------------------
            1,932   Marathon Oil Corp.                                  117,794
--------------------------------------------------------------------------------
              502   Sunoco, Inc.                                         39,347
--------------------------------------------------------------------------------
                                                                        275,259
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 5.7%
--------------------------------------------------------------------------------
            2,888   Alpharma Inc. Cl A                                   82,337
--------------------------------------------------------------------------------
            5,147   King Pharmaceuticals, Inc.(3)                        87,087
--------------------------------------------------------------------------------
                                                                        169,424
--------------------------------------------------------------------------------
REAL ESTATE -- 1.0%
--------------------------------------------------------------------------------
              792   CBL & Associates Properties,
                    Inc.                                                 31,292
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR  EQUIPMENT -- 1.1%
--------------------------------------------------------------------------------
              391   Cymer, Inc.(3)                                       13,884
--------------------------------------------------------------------------------
            2,271   LSI Logic Corp.(3)                                   18,168
--------------------------------------------------------------------------------
                                                                         32,052
--------------------------------------------------------------------------------
SOFTWARE -- 1.3%
--------------------------------------------------------------------------------
            1,609   BMC Software Inc.(3)                                 32,969
--------------------------------------------------------------------------------
               29   McAfee Inc.(3)                                          787
--------------------------------------------------------------------------------
              269   Sybase, Inc.(3)                                       5,880
--------------------------------------------------------------------------------
                                                                         39,636
--------------------------------------------------------------------------------
SPECIALTY RETAIL -- 4.8%
--------------------------------------------------------------------------------
            3,195   Charming Shoppes, Inc.(3)                            42,174
--------------------------------------------------------------------------------
              818   Children's Place Retail Stores,
                    Inc. (The)(3)                                        40,426
--------------------------------------------------------------------------------
               37   Guess?, Inc.(3)                                       1,317
--------------------------------------------------------------------------------
            1,546   Payless ShoeSource, Inc.(3)                          38,805
--------------------------------------------------------------------------------
              994   Sonic Automotive, Inc.                               22,146
--------------------------------------------------------------------------------
                                                                        144,868
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE -- 1.9%
--------------------------------------------------------------------------------
              830   Downey Financial Corp.                               56,764
--------------------------------------------------------------------------------
                4   Washington Mutual, Inc.                                 174
--------------------------------------------------------------------------------
                                                                         56,938
--------------------------------------------------------------------------------

Shares/Principal Amount                                                Value
--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS -- 1.9%
--------------------------------------------------------------------------------
            2,747   UAP Holding Corp.                               $    56,094
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.3%
--------------------------------------------------------------------------------
              494   Syniverse Holdings Inc.(3)                           10,325
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $2,765,410)                                                     2,781,480
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 4.2%

         $127,000   FHLB Discount Notes, 3.40%,
                    1/3/06(4)
(Cost $126,976)                                                         126,976
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 97.3%
(Cost $2,892,386)                                                     2,908,456
--------------------------------------------------------------------------------
SECURITIES SOLD SHORT -- (91.2)%                                     (2,725,774)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 93.9%                                 2,804,926
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                          $ 2,987,608
================================================================================
SECURITIES SOLD SHORT -- (91.2)%

AEROSPACE & DEFENSE -- (0.7)%
--------------------------------------------------------------------------------
          (1,216)   Gencorp Inc.                                    $   (21,583)
--------------------------------------------------------------------------------
AUTO COMPONENTS -- (5.3)%
--------------------------------------------------------------------------------
            (145)   ArvinMeritor Inc.                                    (2,086)
--------------------------------------------------------------------------------
          (7,741)   Cooper Tire & Rubber Co.                           (118,592)
--------------------------------------------------------------------------------
            (210)   Lear Corporation                                     (5,977)
--------------------------------------------------------------------------------
            (390)   Magna International Inc. Cl A                       (28,076)
--------------------------------------------------------------------------------
            (402)   Visteon Corp.                                        (2,517)
--------------------------------------------------------------------------------
                                                                       (157,248)
--------------------------------------------------------------------------------
AUTOMOBILES -- (2.6)%
--------------------------------------------------------------------------------
            (252)   DaimlerChrysler AG                                  (12,860)
--------------------------------------------------------------------------------
          (3,351)   General Motors Corp.                                (65,076)
--------------------------------------------------------------------------------
                                                                        (77,936)
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- (0.3)%
--------------------------------------------------------------------------------
            (236)   Amylin Pharmaceuticals, Inc.                         (9,421)
--------------------------------------------------------------------------------
CHEMICALS -- (5.0)%
--------------------------------------------------------------------------------
            (378)   Ashland Inc.                                        (21,886)
--------------------------------------------------------------------------------
          (1,776)   Cabot Corp.                                         (63,581)
--------------------------------------------------------------------------------
            (506)   Georgia Gulf Corporation                            (15,393)
--------------------------------------------------------------------------------
            (861)   Minerals Technologies Inc.                          (48,121)
--------------------------------------------------------------------------------
                                                                       (148,981)
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- (0.1)%
--------------------------------------------------------------------------------
            (132)   ABM Industries Inc.                                  (2,581)
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- (1.0)%
--------------------------------------------------------------------------------
          (1,044)   Dycom Industries Inc.                               (22,968)
--------------------------------------------------------------------------------
            (284)   Plantronics, Inc.                                    (8,037)
--------------------------------------------------------------------------------
                                                                        (31,005)
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
8

Long-Short Equity - Schedule of Investments

DECEMBER 31, 2005

Shares                                                                 Value
--------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES -- (0.2)%
--------------------------------------------------------------------------------
             (72)   Strayer Education, Inc.                         $    (6,746)
--------------------------------------------------------------------------------
ELECTRIC UTILITIES -- (1.5)%
--------------------------------------------------------------------------------
          (1,551)   IDACORP, Inc.                                       (45,444)
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- (1.8)%
--------------------------------------------------------------------------------
          (1,328)   Symbol Technologies, Inc.                           (17,025)
--------------------------------------------------------------------------------
          (1,269)   Tektronix, Inc.                                     (35,798)
--------------------------------------------------------------------------------
                                                                        (52,823)
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES -- (1.4)%
--------------------------------------------------------------------------------
            (940)   FMC Technologies Inc.                               (40,345)
--------------------------------------------------------------------------------
              (5)   National Oilwell Varco, Inc.                           (313)
--------------------------------------------------------------------------------
                                                                        (40,658)
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING -- (0.9)%
--------------------------------------------------------------------------------
            (460)   Great Atlantic & Pacific Tea Co.                    (14,619)
--------------------------------------------------------------------------------
            (435)   United Natural Foods Inc.                           (11,484)
--------------------------------------------------------------------------------
                                                                        (26,103)
--------------------------------------------------------------------------------
FOOD PRODUCTS -- (0.5)%
--------------------------------------------------------------------------------
            (274)   Bunge Ltd.                                          (15,511)
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES -- (2.7)%
--------------------------------------------------------------------------------
            (138)   Arrow International Inc.                             (4,001)
--------------------------------------------------------------------------------
          (1,532)   Hillenbrand Industries, Inc.                        (75,696)
--------------------------------------------------------------------------------
                                                                        (79,697)
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES -- (0.1)%
--------------------------------------------------------------------------------
            (111)   Centene Corp.                                        (2,918)
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- (0.1)%
--------------------------------------------------------------------------------
             (40)   Cedar Fair, L.P.                                     (1,142)
--------------------------------------------------------------------------------
            (107)   Pinnacle Entertainment Inc.                          (2,644)
--------------------------------------------------------------------------------
                                                                         (3,786)
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- (0.5)%
--------------------------------------------------------------------------------
            (603)   Leggett & Platt, Inc.                               (13,845)
--------------------------------------------------------------------------------
INDEPENDENT POWER PRODUCERS &
ENERGY TRADERS -- (0.8)%
--------------------------------------------------------------------------------
          (4,826)   Dynegy Inc. Cl A                                    (23,358)
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- (2.8)%
--------------------------------------------------------------------------------
          (1,198)   Carlisle Companies Inc.                             (82,842)
--------------------------------------------------------------------------------
INSURANCE -- (10.8)%
--------------------------------------------------------------------------------
          (2,155)   Montpelier Re Holdings Ltd.                         (40,729)
--------------------------------------------------------------------------------
          (1,683)   Transatlantic Holdings Inc.                        (113,098)
--------------------------------------------------------------------------------
          (1,167)   Universal American Financial
                    Corp.                                               (17,598)
--------------------------------------------------------------------------------
            (167)   White Mountains Insurance
                    Group Ltd.                                          (93,278)
--------------------------------------------------------------------------------
          (1,599)   Willis Group Holdings Ltd.                          (59,067)
--------------------------------------------------------------------------------
                                                                       (323,770)
--------------------------------------------------------------------------------
IT SERVICES -- (1.5)%
--------------------------------------------------------------------------------
          (7,766)   Sapient Corp.                                       (44,189)
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------
MACHINERY -- (2.5)%
--------------------------------------------------------------------------------
          (2,240)   Mueller Industries Inc.                         $   (61,421)
--------------------------------------------------------------------------------
            (147)   Paccar Inc.                                         (10,177)
--------------------------------------------------------------------------------
            (117)   Pall Corp.                                           (3,142)
--------------------------------------------------------------------------------
                                                                        (74,740)
--------------------------------------------------------------------------------
MEDIA -- (1.9)%
--------------------------------------------------------------------------------
          (2,173)   New York Times Co. (The) Cl A                       (57,476)
--------------------------------------------------------------------------------
METALS & MINING -- (3.5)%
--------------------------------------------------------------------------------
            (131)   Alcoa Inc.                                           (3,874)
--------------------------------------------------------------------------------
            (329)   CARBO Ceramics Inc.                                 (18,595)
--------------------------------------------------------------------------------
          (1,922)   Coeur d'Alene Mines
                    Corporation                                          (7,688)
--------------------------------------------------------------------------------
          (2,536)   Oregon Steel Mills, Inc.                            (74,609)
--------------------------------------------------------------------------------
                                                                       (104,766)
--------------------------------------------------------------------------------
MULTILINE RETAIL -- (0.6)%
--------------------------------------------------------------------------------
            (684)   Family Dollar Stores, Inc.                          (16,956)
--------------------------------------------------------------------------------
OFFICE ELECTRONICS -- (3.2)%
--------------------------------------------------------------------------------
          (2,245)   Zebra Technologies Corp. Cl A                       (96,198)
--------------------------------------------------------------------------------
OFFICE MANAGEMENT -- (0.6)%
--------------------------------------------------------------------------------
            (592)   Cousins Properties Inc.                             (16,754)
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS -- (12.3)%
--------------------------------------------------------------------------------
          (1,215)   Alpha Natural Resources, Inc.                       (23,340)
--------------------------------------------------------------------------------
            (796)   Arch Coal Inc.                                      (63,282)
--------------------------------------------------------------------------------
            (526)   ATP Oil & Gas Corp.                                 (19,467)
--------------------------------------------------------------------------------
          (1,556)   Bois d'Arc Energy Inc.                              (24,678)
--------------------------------------------------------------------------------
            (111)   Comstock Resources Inc.                              (3,387)
--------------------------------------------------------------------------------
            (947)   Enterprise Products Partners
                    L.P.                                                (22,737)
--------------------------------------------------------------------------------
            (797)   Houston Exploration Co.                             (42,082)
--------------------------------------------------------------------------------
          (1,602)   Kinder Morgan Management
                    LLC                                                 (72,827)
--------------------------------------------------------------------------------
            (458)   Massey Energy Co.                                   (17,344)
--------------------------------------------------------------------------------
            (283)   Plains Exploration &
                    Production Co.                                      (11,244)
--------------------------------------------------------------------------------
          (1,531)   Quicksilver Resources Inc.                          (64,317)
--------------------------------------------------------------------------------
             (51)   Whiting Petroleum Corp.                              (2,041)
--------------------------------------------------------------------------------
                                                                       (366,746)
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS(2)
--------------------------------------------------------------------------------
             (11)   Potlatch Corp.                                         (560)
--------------------------------------------------------------------------------
PHARMACEUTICALS -- (7.6)%
--------------------------------------------------------------------------------
            (163)   Bristol-Myers Squibb Co.                             (3,746)
--------------------------------------------------------------------------------
          (2,534)   Medicines Company                                   (44,218)
--------------------------------------------------------------------------------
          (2,002)   MGI Pharma Inc.                                     (34,354)
--------------------------------------------------------------------------------
          (1,717)   Nektar Therapeutics                                 (28,262)
--------------------------------------------------------------------------------
          (3,728)   Par Pharmaceutical
                    Companies Inc.                                     (116,836)
--------------------------------------------------------------------------------
                                                                       (227,416)
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
9

Long-Short Equity - Schedule of Investments

DECEMBER 31, 2005

Shares                                                                 Value
--------------------------------------------------------------------------------
REAL ESTATE -- (4.6)%
--------------------------------------------------------------------------------
          (2,917)   Forest City Enterprises Cl A                    $  (110,642)
--------------------------------------------------------------------------------
          (2,802)   Friedman, Billings, Ramsey
                    Group Inc. Cl A                                     (27,740)
--------------------------------------------------------------------------------
                                                                       (138,382)
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- (1.5)%
--------------------------------------------------------------------------------
          (2,525)   Applied Micro Circuits Corp.                         (6,489)
--------------------------------------------------------------------------------
            (150)   Cypress Semiconductor Corp.                          (2,137)
--------------------------------------------------------------------------------
            (564)   International Rectifier Corp.                       (17,992)
--------------------------------------------------------------------------------
            (893)   Rambus Inc.                                         (14,458)
--------------------------------------------------------------------------------
            (837)   Skyworks Solutions, Inc.                             (4,260)
--------------------------------------------------------------------------------
                                                                        (45,336)
--------------------------------------------------------------------------------
SOFTWARE -- (0.8)%
--------------------------------------------------------------------------------
            (262)   Electronic Arts Inc.                                (13,705)
--------------------------------------------------------------------------------
            (579)   Take-Two Interactive Software,
                    Inc.                                                (10,249)
--------------------------------------------------------------------------------
                                                                        (23,954)
--------------------------------------------------------------------------------
SPECIALTY RETAIL -- (7.4)%
--------------------------------------------------------------------------------
          (1,530)   AnnTaylor Stores Corporation                        (52,816)
--------------------------------------------------------------------------------
          (2,240)   Foot Locker, Inc.                                   (52,842)
--------------------------------------------------------------------------------
          (3,775)   OfficeMax Inc.                                      (95,734)
--------------------------------------------------------------------------------
          (2,370)   Pier 1 Imports, Inc.                                (20,689)
--------------------------------------------------------------------------------
                                                                       (222,081)
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS -- (1.1)%
--------------------------------------------------------------------------------
          (1,612)   Fossil Inc.                                     $   (34,674)
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE -- (3.0)%
--------------------------------------------------------------------------------
          (3,982)   Brookline Bancorp, Inc.                             (56,425)
--------------------------------------------------------------------------------
            (349)   Capitol Federal Financial                           (11,496)
--------------------------------------------------------------------------------
            (625)   Countrywide Financial
                    Corporation                                         (21,369)
--------------------------------------------------------------------------------
                                                                        (89,290)
--------------------------------------------------------------------------------
TOTAL SECURITIES
SOLD SHORT -- (91.2)%
(Proceeds $2,747,593)                                               $(2,725,774)
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

FHLB = Federal Home Loan Bank

(1) Securities are pledged with brokers as collateral for securities sold short.

(2) Industry is less than 0.05% of total net assets.

(3) Non-income producing.

(4) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------
10

Statement of Assets and Liabilities

DECEMBER 31, 2005
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $2,892,386)                 $2,908,456
-------------------------------------------------------------
Cash                                                                        511
-------------------------------------------------------------
Cash on deposit with brokers for securities sold short                2,811,149
-------------------------------------------------------------
Dividend and interest receivable                                         11,407
--------------------------------------------------------------------------------
                                                                      5,731,523
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Securities sold short, at value (proceeds of $2,747,593)              2,725,774
-------------------------------------------------------------
Payable for investments purchased                                        11,292
-------------------------------------------------------------
Accrued management fees                                                   3,407
-------------------------------------------------------------
Distribution fees payable                                                   211
-------------------------------------------------------------
Service fees (and distribution
fees -- A Class and R Class) payable                                        950
-------------------------------------------------------------
Dividend expense payable on securities sold short                         2,281
--------------------------------------------------------------------------------
                                                                      2,743,915
--------------------------------------------------------------------------------

NET ASSETS                                                           $2,987,608
================================================================================

See Notes to Financial Statements.                                  (continued)

------
11

Statement of Assets and Liabilities

DECEMBER 31, 2005
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                              $3,017,129
-------------------------------------------------------------
Accumulated net realized loss on investment transactions                (67,410)
-------------------------------------------------------------
Net unrealized appreciation on investments                               37,889
--------------------------------------------------------------------------------
                                                                     $2,987,608
================================================================================
INVESTOR CLASS, PAR VALUE $0.01
--------------------------------------------------------------------------------
Net assets                                                             $498,468
-------------------------------------------------------------
Shares outstanding                                                       50,000
-------------------------------------------------------------
Net asset value per share                                                 $9.97
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS, PAR VALUE $0.01
--------------------------------------------------------------------------------
Net assets                                                             $498,720
-------------------------------------------------------------
Shares outstanding                                                       50,000
-------------------------------------------------------------
Net asset value per share                                                 $9.97
--------------------------------------------------------------------------------
A CLASS, PAR VALUE $0.01
--------------------------------------------------------------------------------
Net assets                                                             $498,154
-------------------------------------------------------------
Shares outstanding                                                       50,000
-------------------------------------------------------------
Net asset value per share                                                 $9.96
-------------------------------------------------------------
Maximum offering price (net asset value divided by 0.9425)               $10.57
--------------------------------------------------------------------------------
B CLASS, PAR VALUE $0.01
--------------------------------------------------------------------------------
Net assets                                                             $497,213
-------------------------------------------------------------
Shares outstanding                                                       50,000
-------------------------------------------------------------
Net asset value per share                                                 $9.94
--------------------------------------------------------------------------------
C CLASS, PAR VALUE $0.01
--------------------------------------------------------------------------------
Net assets                                                             $497,213
-------------------------------------------------------------
Shares outstanding                                                       50,000
-------------------------------------------------------------
Net asset value per share                                                 $9.94
--------------------------------------------------------------------------------
R CLASS, PAR VALUE $0.01
--------------------------------------------------------------------------------
Net assets                                                             $497,840
-------------------------------------------------------------
Shares outstanding                                                       50,000
-------------------------------------------------------------
Net asset value per share                                                 $9.96
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
12

Statement of Operations

PERIOD ENDED DECEMBER 31, 2005(1)
--------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------
INCOME:
-------------------------------------------------------------
Dividend                                                               $ 11,535
-------------------------------------------------------------
Interest                                                                 25,789
--------------------------------------------------------------------------------
                                                                         37,324
--------------------------------------------------------------------------------

EXPENSES:
-------------------------------------------------------------
Dividend expense on securities sold short                                10,356
-------------------------------------------------------------
Management fees                                                          10,027
-------------------------------------------------------------
Distribution fees:
-------------------------------------------------------------
 B Class                                                                    931
-------------------------------------------------------------
 C Class                                                                    931
-------------------------------------------------------------
Service fees:
-------------------------------------------------------------
 B Class                                                                    310
-------------------------------------------------------------
 C Class                                                                    310
-------------------------------------------------------------
Service and distribution fees -- A Class                                    311
-------------------------------------------------------------
Service and distribution fees -- R Class                                    621
--------------------------------------------------------------------------------
                                                                         23,797
--------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                             13,527
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
-------------------------------------------------------------
Investment transactions                                                  19,722
-------------------------------------------------------------
Securities sold short transactions                                      (83,530)
--------------------------------------------------------------------------------
                                                                        (63,808)
--------------------------------------------------------------------------------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:
-------------------------------------------------------------
Investments                                                              16,070
-------------------------------------------------------------
Securities sold short                                                    21,819
--------------------------------------------------------------------------------
                                                                         37,889
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                 (25,919)
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                              $(12,392)
================================================================================

(1) September 30, 2005 (fund inception) through December 31, 2005.

See Notes to Financial Statements.

------
13

Statement of Changes in Net Assets

PERIOD ENDED DECEMBER 31, 2005(1)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                        2005
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------
Net investment income (loss)                                         $   13,527
-------------------------------------------------------------
Net realized gain (loss)                                                (63,808)
-------------------------------------------------------------
Change in net unrealized appreciation (depreciation)                     37,889
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                               (12,392)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                                       3,000,000
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                                 2,987,608

NET ASSETS
--------------------------------------------------------------------------------
End of period                                                        $2,987,608
================================================================================

(1) September 30, 2005 (fund inception) through December 31, 2005.

See Notes to Financial Statements.

------
14

Notes to Financial Statements

DECEMBER 31, 2005

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Quantitative Equity Funds, Inc. (the
corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. Long-Short Equity Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek capital appreciation independent of equity market conditions. The fund buys, or takes long positions in, equity securities that have been identified as undervalued.
The fund takes short positions in equity securities that have been identified as overvalued. The fund's investment process is designed to maintain approximately equal dollar amounts invested in long and short positions at all times. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class, the
Institutional Class, the A Class, the B Class, the C Class and the R Class. The
A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
All classes of the fund commenced sale on September 30, 2005, the fund's inception date.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of
Directors or its designee if such fair value determination would materially impact a fund's net asset value. Circumstances that may cause the fund to fair value a security include: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New
York Stock Exchange) that was likely to have changed the value of the security;
a security has been declared in default; or trading in a security has been halted during the trading day.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES SOLD SHORT -- The fund may enter into a short sale, which is selling a security it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense.
Liabilities for securities sold short are valued daily and recorded as unrealized appreciation (depreciation) on investments. The fund records realized gain (loss) on a security sold short when it is terminated by the fund. The fund's risks in selling securities short include the possibility that the future increases in market value may exceed the liability recorded or that the lender of the security may terminate the loan at a disadvantageous price or time to the fund. In addition, while the realized gains on securities sold short are limited to the price at which it sold the security short, the losses may be unlimited.
The fund does not include these transactions in its portfolio turnover calculation.

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a

                                                                    (continued)

------
15

Notes to Financial Statements

DECEMBER 31, 2005

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid twice per year. For the December distribution, the fund followed the accounting practice known as issuing consent dividends, whereby substantially all of its net investment income and realized gains were treated as distributed to their shareholders and immediately reinvested.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

                                                                    (continued)

------
16

Notes to Financial Statements

DECEMBER 31, 2005

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
American Century Investment Management, Inc. (ACIM), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a
Complex Fee based on the assets of all the funds in the American Century family of funds. The rates for the Investment Category Fee range from 1.0480% to
1.2300% and the rates for the Complex Fee (except for Institutional Class) range from 0.2500% to 0.3100%. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for the fund for the period September 30, 2005 (fund inception) through December 31, 2005 was
1.37% for all classes except Institutional Class, which was 1.17%.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule
12b-1 of the 1940 Act. The plans provide that the B Class and C Class will pay
American Century Investment Services, Inc. (ACIS) an annual distribution fee and service fee of 0.75% and 0.25%, respectively. The plans provide that the A Class and the R Class will pay ACIS an annual distribution and service fee of 0.25%
and 0.50%, respectively. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for individual shareholder services rendered by broker/dealers or other independent financial intermediaries. Fees incurred under the plans during the period
September 30, 2005 (fund inception) through December 31, 2005, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC. ACIM owns 100% of the shares of the fund.

The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB).
JPMCB is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments and securities sold short, for the period September 30, 2005 (fund inception) through December 31,
2005, were as follows:

--------------------------------------------------------------------------------
Purchases                                                            $3,758,016
--------------------------------------------------------------------------------
Proceeds from sales                                                  $1,012,328
--------------------------------------------------------------------------------

                                                                    (continued)

------
17

Notes to Financial Statements

DECEMBER 31, 2005

4. CAPITAL SHARE TRANSACTIONS

The corporation is authorized to issue 3,000,000,000 shares. Transactions in shares of the fund were  as follows:

--------------------------------------------------------------------------------
                                                        SHARES          AMOUNT
--------------------------------------------------------------------------------
INVESTOR CLASS
--------------------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2005(1)

SHARES AUTHORIZED                                    200,000,000
================================================================================
Sold                                                      50,000       $500,000
================================================================================
INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2005(1)

SHARES AUTHORIZED                                     50,000,000
================================================================================
Sold                                                      50,000       $500,000
================================================================================
A CLASS
--------------------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2005(1)

SHARES AUTHORIZED                                     10,000,000
================================================================================
Sold                                                      50,000       $500,000
================================================================================
B CLASS
--------------------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2005(1)

SHARES AUTHORIZED                                     10,000,000
================================================================================
Sold                                                      50,000       $500,000
================================================================================
C CLASS
--------------------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2005(1)

SHARES AUTHORIZED                                     10,000,000
================================================================================
Sold                                                      50,000       $500,000
================================================================================
R CLASS
--------------------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2005(1)

SHARES AUTHORIZED                                     10,000,000
================================================================================
Sold                                                      50,000       $500,000
================================================================================

(1) September 30, 2005 (fund inception) through December 31, 2005.

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or American Century
Global Investment Management, Inc., has a $500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the period September 30, 2005 (fund inception)
through December 31, 2005.

                                                                    (continued)

------
18

Notes to Financial Statements

DECEMBER 31, 2005

6. RISK FACTORS

The fund's investment process may produce high portfolio turnover and high short-term capital gains distributions. In addition, its investment approach may involve higher volatility, short sales risk and overweighting risk. The fund may suffer losses when taking long positions in market sectors or industries that are not offset by corresponding short positions, resulting in an over- or underweighted sector or industry.

7. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the period September 30, 2005 (fund inception) through December 31, 2005.

As of December 31, 2005, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

--------------------------------------------------------------------------------
Federal tax cost of investments                                      $2,892,636
================================================================================
Gross tax appreciation of investments                                 $ 152,030
-------------------------------------------------------------
Gross tax depreciation of investments                                  (136,210)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation) of investments                    $  15,820
================================================================================
Net tax appreciation (depreciation) on securities sold short             18,411
--------------------------------------------------------------------------------
Net tax appreciation (depreciation)                                   $  34,231
================================================================================
Capital loss deferral                                                 $ (63,752)
--------------------------------------------------------------------------------

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The capital loss deferral represents net capital losses incurred in the two-month period ended December 31, 2005. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

------
19

Long-Short Equity - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
--------------------------------------------------------------------------------
                                                                      INVESTOR
                                                                        CLASS
--------------------------------------------------------------------------------
                                                                       2005(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $10.00
--------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------------------------
  Net Investment Income (Loss)(2)                                        0.06
--------------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                               (0.09)
--------------------------------------------------------------------------------
  Total From Investment Operations                                      (0.03)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $9.97
================================================================================
  TOTAL RETURN(3)                                                       (0.30)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                     2.76%(4)
--------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average Net Assets           2.23%(4)
--------------------------------------------------------------
Portfolio Turnover Rate                                                   36%
--------------------------------------------------------------
Net Assets, End of Period (in thousands)                                 $498
--------------------------------------------------------------
Ratio of Operating Expenses (excluding dividend expense
on securities sold short) to Average Net Assets                      1.37%(4)
--------------------------------------------------------------------------------

(1) September 30, 2005 (fund inception) through December 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
20

Long-Short Equity - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
--------------------------------------------------------------------------------
                                                                   INSTITUTIONAL
                                                                       CLASS
--------------------------------------------------------------------------------
                                                                       2005(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $10.00
--------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------------------------
  Net Investment Income (Loss)(2)                                        0.06
--------------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                               (0.09)
--------------------------------------------------------------------------------
  Total From Investment Operations                                      (0.03)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $9.97
================================================================================
  TOTAL RETURN(3)                                                       (0.30)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                     2.56%(4)
--------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average Net Assets           2.43%(4)
--------------------------------------------------------------
Portfolio Turnover Rate                                                   36%
--------------------------------------------------------------
Net Assets, End of Period (in thousands)                                 $499
--------------------------------------------------------------
Ratio of Operating Expenses (excluding dividend expense
on securities sold short) to Average Net Assets                      1.17%(4)
--------------------------------------------------------------------------------

(1) September 30, 2005 (fund inception) through December 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
21

Long-Short Equity - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
--------------------------------------------------------------------------------
                                                                       A CLASS
--------------------------------------------------------------------------------
                                                                       2005(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period                                   $10.00
--------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------------------------
  Net Investment Income (Loss)(2)                                        0.05
--------------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                               (0.09)
--------------------------------------------------------------------------------
  Total From Investment Operations                                      (0.04)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $9.96
================================================================================
  TOTAL RETURN(3)                                                       (0.40)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                     3.01%(4)
--------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average Net Assets           1.98%(4)
--------------------------------------------------------------
Portfolio Turnover Rate                                                    36%
--------------------------------------------------------------
Net Assets, End of Period (in thousands)                                  $498
--------------------------------------------------------------
Ratio of Operating Expenses (excluding dividend expense
on securities sold short) to Average Net Assets                       1.62%(4)
--------------------------------------------------------------------------------

(1) September 30, 2005 (fund inception) through December 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
22

Long-Short Equity - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
--------------------------------------------------------------------------------
                                                                       B CLASS
--------------------------------------------------------------------------------
                                                                       2005(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $10.00
--------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------------------------
 Net Investment Income (Loss)(2)                                         0.03
--------------------------------------------------------------
 Net Realized and Unrealized Gain (Loss)                                (0.09)
--------------------------------------------------------------------------------
 Total From Investment Operations                                       (0.06)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $9.94
================================================================================
 TOTAL RETURN(3)                                                        (0.60)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                     3.76%(4)
--------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average Net Assets           1.23%(4)
--------------------------------------------------------------
Portfolio Turnover Rate                                                    36%
--------------------------------------------------------------
Net Assets, End of Period (in thousands)                                  $497
--------------------------------------------------------------
Ratio of Operating Expenses (excluding dividend expense
on securities sold short) to Average Net Assets                       2.37%(4)
--------------------------------------------------------------------------------

(1) September 30, 2005 (fund inception) through December 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
23

Long-Short Equity - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
--------------------------------------------------------------------------------
                                                                       C CLASS
--------------------------------------------------------------------------------
                                                                       2005(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $10.00
--------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------------------------
  Net Investment Income (Loss)(2)                                        0.03
--------------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                               (0.09)
--------------------------------------------------------------------------------
  Total From Investment Operations                                      (0.06)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $9.94
================================================================================
  TOTAL RETURN(3)                                                       (0.60)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                     3.76%(4)
--------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average Net Assets           1.23%(4)
--------------------------------------------------------------
Portfolio Turnover Rate                                                    36%
--------------------------------------------------------------
Net Assets, End of Period (in thousands)                                  $497
--------------------------------------------------------------
Ratio of Operating Expenses (excluding dividend expense
on securities sold short) to Average Net Assets                       2.37%(4)
--------------------------------------------------------------------------------

(1) September 30, 2005 (fund inception) through December 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
24

Long-Short Equity - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
--------------------------------------------------------------------------------
                                                                       R CLASS
--------------------------------------------------------------------------------
                                                                       2005(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $10.00
--------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------------------------
  Net Investment Income (Loss)(2)                                        0.04
--------------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                               (0.08)
--------------------------------------------------------------------------------
  Total From Investment Operations                                      (0.04)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $9.96
================================================================================
  TOTAL RETURN(3)                                                       (0.40)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                     3.26%(4)
--------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average Net Assets           1.73%(4)
--------------------------------------------------------------
Portfolio Turnover Rate                                                    36%
--------------------------------------------------------------
Net Assets, End of Period (in thousands)                                  $498
--------------------------------------------------------------
Ratio of Operating Expenses (excluding dividend expense
on securities sold short) to Average Net Assets                       1.87%(4)
--------------------------------------------------------------------------------

(1) September 30, 2005 (fund inception) through December 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
25

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and
Shareholders of the Long-Short Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Long-Short Equity Fund (one of the seven funds comprising the American Century Quantitative Equity Funds, Inc.,
hereafter referred to as the "Fund") at December 31, 2005, the results of its operations, the changes in its net assets and the financial highlights for the period September 30, 2005 (commencement of operations) through December 31,
2005, in conformity with accounting principles generally accepted in the United
States of America. These financial statements and financial highlights
(hereafter referred to as "financial statements") are the responsibility of the
Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.
We believe that our audit, which included confirmation of securities at December
31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
February 14, 2006

------
26

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent directors is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors. Mr. Scott may serve until age 77 based on an extension granted under retirement guidelines in effect prior to March 2004. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor,
American Century Investment Management, Inc. (ACIM); the fund's principal underwriter, American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The directors serve in this capacity for eight registered investment companies in the American Century family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 13 investment companies advised by ACIM or American Century Global
Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
ANTONIO CANOVA, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2005
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer, Brocade
Communications Systems, Inc. (May 2001 to December 2005); Vice
President-Administration, Brocade Communications Systems, Inc. (November 2004 to
December 2005); Vice President-Finance, Brocade Communications Systems, Inc.
(November 2000 to November 2004)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 34
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JOHN FREIDENRICH, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2005
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member and Manager, Regis
Management Company, LLC (April 2004 to present); Partner and Founder, Bay
Partners (Venture capital firm, 1976 to present); Partner and Founder, Ware &
Freidenrich (1968 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 34
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

                                                                    (continued)

------
27

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
RONALD J. GILSON, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
FIRST YEAR OF SERVICE: 1995
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of Law
and Business, Stanford Law School (1979 to present); Marc and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present);
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 34
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
KATHRYN A. HALL, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chief Executive Officer and
Chief Investment Officer, Offit Hall Capital Management, LLC (April 2002 to
present); President and Managing Director, Laurel Management Company, LLC (1996
to April 2002)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 34
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
MYRON S. SCHOLES, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1941
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1980
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Oak Hill Platinum
Partners, and a Partner, Oak Hill Capital Management (1999 to present); Frank E.
Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1981
to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 34
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Chicago Mercantile Exchange
(2000 to present)
--------------------------------------------------------------------------------
KENNETH E. SCOTT, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1928
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1971
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Ralph M. Parsons Professor of Law
and Business, Stanford Law School (1972 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 34
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JOHN B. SHOVEN, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2002
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Professor of Economics, Stanford
University (1977 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 34
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Cadence Design Systems (1992 to
present); Director, Watson Wyatt Worldwide (2002 to present); Director,
Palmsource Inc. (2002 to present)
--------------------------------------------------------------------------------
JEANNE D. WOHLERS, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1984
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Director and Partner,
Windy Hill Productions, LP (educational software, 1994 to 1998)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 34
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Quintus Corporation (automation solutions,  1995 to present)
--------------------------------------------------------------------------------

                                                                    (continued)

------
28

Management

INTERESTED DIRECTOR
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC
(September 2000 to present); President, ACC (June 1997 to present); Also serves as: Chief Executive Officer and President, ACIS, ACGIM, ACIM and other ACC subsidiaries; Executive Vice President, ACS; Director, ACC, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 34
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: See entry under "Interested
Director."
--------------------------------------------------------------------------------
JONATHAN THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Executive Vice President
FIRST YEAR OF SERVICE: 2005
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Executive Vice President, ACC
(November 2005 to present); Managing Director, Morgan Stanley (March 2000 to
November 2005)
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer and Chief Financial
Officer
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Assistant Treasurer, ACC (January
1995 to present);  Also serves as: Senior Vice President, ACS; Assistant
Treasurer, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1958
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
FIRST YEAR OF SERVICE: 1998
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (February 2001
to present); General Counsel, ACC (June 1998 to present); Also serves as: Senior
Vice President and General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
CHARLES C.S. PARK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Vice President and Chief Compliance Officer
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (March 2005 to present); Vice President, ACS (February 2000 to present); Assistant General Counsel, ACS (January 1998 to March 2005)
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Controller
FIRST YEAR OF SERVICE: 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present); Controller-Fund Accounting, ACS (June 1997 to present)
--------------------------------------------------------------------------------

                                                                    (continued)

------
29

Management

OFFICERS
--------------------------------------------------------------------------------
C. JEAN WADE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1964
POSITION(S) HELD WITH FUND: Controller(1)
FIRST YEAR OF SERVICE: 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present); Controller-Fund Accounting, ACS (June 1997 to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (October 2001
to present); Vice President, Corporate Tax, ACS (April 1998 to present); Also serves as: Vice President, ACIM, ACGIM, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------

(1) Ms. Wade serves in a similar capacity for seven other investment companies advised by ACIM.

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

------
30

Approval of Management Agreement for Long-Short Equity Fund

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund's independent directors each year. Under a Securities and
Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for its board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

At a meeting held August 25, 2005, the board of directors unanimously approved the initial management agreement for Long-Short Equity. In advance of the board's consideration, American Century Investment Management, Inc. (the
"Advisor") provided information concerning the proposed fund. The information considered and the discussions held at the meeting included, but were not limited to:

* the nature, extent, and quality of investment management, shareholder services, and other services to be provided to the fund under the management agreement;

* the wide range of programs and services to be provided by the Advisor to fund shareholders on a routine and non-routine basis; and

* data comparing the cost of owning the Investor Class of the fund to the cost of owning similar funds.

Consistent with the Advisor's business strategy for all of its funds, the
Advisor proposed a unified management fee. Under the unified fee structure, the
Advisor charges a single, all-inclusive fee for providing all services for the management and operation of the fund, except brokerage expenses, taxes, interest, the fees and expenses of the fund's independent directors (including their independent legal counsel), and extraordinary costs. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, record keeping, marketing, and shareholder services, or arranging and supervising third parties who provide such services. By contrast, most other fund groups are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees other advisors charge to their shareholders may be increased without shareholder approval. The Advisor and the board believe that the unified fee structure is a benefit to fund shareholders because it clearly discloses the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the Advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies.

The Advisor proposed to place the fund in a category fee schedule that, when combined with the fund's complex fee schedule, would result in an initial unified management fee for the fund of 1.38%. In evaluating the proposed fee, the board reviewed data comparing the total expense ratio of the Long-Short
Equity Investor Class to the total expense ratios of other funds in its applicable fund universe. The proposed

                                                                    (continued)

------
31

Approval of Management Agreement for Long-Short Equity Fund

fee level is in the lowest quartile of the total expense ratios of its peer group. The proposed fee also contains breakpoints that reduce fees as the overall fund complex and the fund increase in size.

When considering the proposed fee, the board considered the entrepreneurial risk that the Advisor assumes in launching a new fund. In particular, they considered the effect of the unified management fee structure and the fact that the total expense ratio of the fund would require the Advisor to assume a substantial part of the start-up costs of the fund and imposes on the Advisor the risk that the fund will grow to a level that will become profitable at the proposed fee level.
The board is aware that the Advisor is likely to lose money on the fund initially and the board will receive information in connection with the annual contract renewal process that will enable it to determine when, if ever, adjustments to one or more breakpoints may be appropriate. Finally, the board considered the benefits to shareholders of adding the new fund to the American
Century product line.

Not specifically discussed, but important in the decision to approve the management agreement, is the directors' familiarity with the Advisor. The board of directors oversees and evaluates on a continuous basis the nature and quality of all services the Advisor performs for other funds within the American Century complex. As such, the directors have confidence in the Advisor's integrity and competence in providing services to funds.

In their deliberations, the directors did not identify any single factor as being all important or controlling, and each director attributed different weights to various factors. However, based on their evaluation of all material factors and assisted by the advice of independent legal counsel, the board, including the independent directors, concluded that the overall arrangements between the fund and the Advisor, as provided in the management agreement, were fair and reasonable in light of the services to be performed and should be approved.

------
32

Share Class Information

Six classes of shares are authorized for sale by the fund: Investor Class,
Institutional Class, A Class, B Class, C Class, and R Class. The total expense ratio of Institutional Class shares is lower than that of Investor Class shares.
The total expense ratios of A, B, C, and R Class shares are higher than that of
Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of
Investor Class shares.

A CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, and insurance companies. A Class shares are sold at their offering price, which is net asset value plus an initial sales charge that ranges from 5.75% to 0.00% for equity funds, depending on the amount invested. The initial sales charge is deducted from the purchase amount before it is invested. A Class shares may be subject to a contingent deferred sales charge (CDSC). There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The prospectus contains information regarding reductions and waivers of sales charges for A Class shares. The unified management fee for A Class shares is the same as for Investor Class shares. A
Class shares also are subject to a 0.25% annual Rule 12b-1 service and distribution fee.

B CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, and insurance companies. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from
5.00% during the first year after purchase to 0.00% after the sixth year. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for B Class shares is the same as for Investor
Class shares. B Class shares also are subject to a 1.00% annual Rule 12b-1 service and distribution fee. B Class shares automatically convert to A Class shares (with lower expenses) eight years after their purchase date.

                                                                    (continued)

------
33

Share Class Information

C CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a CDSC of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains.
The unified management fee for C Class shares is the same as for Investor Class shares. C Class shares also are subject to a Rule 12b-1 service and distribution fee of 1.00%.

R CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. The unified management fee for R Class shares is the same as for Investor Class shares. R Class shares are subject to a 0.50% annual Rule
12b-1 service and distribution fee.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

------
34

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century's Web site at americancentury.com and on the Securities and Exchange
Commission's Web site at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's Web site at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its Web site at and, upon request, by calling 1-800-345-2021.

------
35

Index Definition

The following index is used to illustrate investment market, sector, or style performance or to serve as a fund performance comparison. It is not an investment product available for purchase.

The CITIGROUP 3-MONTH TREASURY-BILL INDEX measures monthly return equivalents of yield averages that are not marked to market. This index is an average of the last three 3-month Treasury bill issues.

------
36

[inside back cover - blank]

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

INVESTORS USING ADVISORS:
1-800-378-9878

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

                         American Century Investment Services, Inc., Distributor

0602                     (c)2006 American Century Proprietary Holdings, Inc.
SH-ANN-47860N            All rights reserved.

ITEM 2.  CODE OF ETHICS.

a.       The registrant has adopted a Code of Ethics for Senior Financial
         Officers that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

b.       No response required.

c.       None.

d.       None.

e.       Not applicable.

f.       The registrant's Code of Ethics for Senior Financial Officers was
         filed as Exhibit 12 (a)(1) to American Century Asset Allocation
         Portfolios, Inc.'s Annual Certified Shareholder Report on Form N-CSR,
         File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)   The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)   Antonio Canova is the registrant's designated audit committee financial expert. He is "independent" as defined in Item 3 of Form
         N-CSR.

(a)(3)   Not applicable.

(b)      No response required.

(c)      No response required.

(d)      No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

         FY 2004:  $83,069
         FY 2005:  $147,150

(b)      Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were as follows:

         For services rendered to the registrant:

         FY 2004:  $0
         FY 2005:  $0

         Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
         2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

         FY 2004:  $0
         FY 2005:  $0

(c)      Tax Fees.

         The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

         For services rendered to the registrant:

         FY 2004:  $17,771
         FY 2005:  $26,581

         These services included review of federal and state income tax forms and federal excise tax forms.

         Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
         2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

         FY 2004:  $0
         FY 2005:  $0

(d)      All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

         For services rendered to the registrant:

         FY 2004:  $0
         FY 2005:  $0

         Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
         2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

         FY 2004:  $0
         FY 2005:  $0

(e)(1)   In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation
         S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant's audit committee. Pursuant to paragraph (c)(7)(ii) of Rule
         2-01 of Regulation S-X, the registrant's audit committee also pre-approves its accountant's engagements for non-audit services with the registrant's investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)   All services described in each of paragraphs (b) through (d) of this
         Item were pre-approved before the engagement by the registrant's audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of
         Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)      The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than 50%.

(g)      The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

         FY 2004:  $172,771
         FY 2005:  $126,581

(h)      The registrant's investment adviser and accountant have notified the registrant's audit committee of all non-audit services that were rendered by the registrant's accountant to the registrant's investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant's audit committee included sufficient details regarding such services to allow the registrant's audit committee to consider the continuing independence of its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)      The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company
         Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)      There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment
         Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)   Registrant's Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation
         Portfolios, Inc.'s Certified Shareholder Report on Form N-CSR, File
         No. 811-21591, on September 29, 2005.

(a)(2)   Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment
         Company Act of 1940, are filed and attached hereto as Exhibit
         99.302CERT.

(a)(3)   Not applicable.

(b)      A certification by the registrant's chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

By: /s/ William M. Lyons
    ----------------------------------------
    Name:  William M. Lyons
    Title: President

Date:  February 28, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ William M. Lyons
    ----------------------------------------
    Name:  William M. Lyons
    Title: President
           (principal executive officer)

Date:  February 28, 2006

By: /s/ Maryanne L. Roepke
    ----------------------------------------
    Name:  Maryanne L. Roepke
    Title: Sr. Vice President, Treasurer, and
           Chief Financial Officer
           (principal financial officer)

Date:  February 28, 2006